UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06578

The Glenmede Portfolios

(Exact Name of Registrant as Specified in Charter)

100 Summer Street, Floor 7

SUM0703

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Michael P. Malloy, Esq.

Secretary

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-442-8299

Date of Fiscal Year End: October 31, 2018

Date of Reporting Period: October 31, 2018

Item 1. Reports to Stockholders.

The Glenmede Fund, Inc.

The Glenmede Portfolios

Annual Report

October 31, 2018

The performance for the portfolios shown on pages 2 to 4 and 6 to 25 represents past performance and is not a guarantee of future results. A portfolio’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.

An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

The reports concerning the portfolios included in this shareholder report may contain certain forwardlooking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser’s predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser believes these forwardlooking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

1

THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS

PRESIDENT’S LETTER

Dear Shareholder:

We are pleased to present the annual report of the Glenmede family of funds for the fiscal year ended October 31, 2018. Domestic equity markets were volatile during the fiscal year ended October 31, 2018, but realized positive returns fueled by strengthening employment numbers, rising corporate profits and subdued inflation. Global equity returns were negative as global growth slowed in developed and emerging market countries and trade concerns impacted the markets. The U.S. Government yield curve continued to flatten as the Federal Reserve raised the Fed Funds target interest rate four times. Money market fund yields also rose because of the increase in the Fed Funds target interest rate.

At the fiscal year end on October 31, 2018, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Glenmede Funds”) consisted of twenty portfolios with total assets of $12.8 billion. During the fiscal year, two new portfolios were launched: The Glenmede Quantitative U.S. Large Cap Value Equity Portfolio and the Glenmede Quantitative U.S. Small Cap Equity Portfolio.

This fiscal year ended October 31, 2018 showed positive returns across domestic equity asset classes in response to improving growth in the U.S. economy. The S&P 500 Index1 gained 7.35%. Small cap stocks did not do as well as large cap stocks with the Russell 2000® Index1 returning 1.85% versus a return of 6.98% on the Russell 1000® Index1 for the fiscal year ended October 31, 2018. The MSCI EAFE Index1 underperformed domestic stocks for the fiscal year, losing -6.85% due partially to U.S. dollar strength. Short term interest rates increased more than longer rates flattening the curve as the Fed Funds Target range rose to 2.00% – 2.25%. One year maturity treasuries rose 123 basis points3 and 30 year treasury yields rose only 51 basis points3. The Bloomberg Barclays U.S. Aggregate Bond Index1 lost -2.05% and the Bloomberg Barclays Municipal 1-10 Year Blend Index1 lost -0.52% for the fiscal year ended October 31, 2018.

The Glenmede Quantitative U.S. Large Cap Core Equity Portfolio achieved a five star («««««) Overall Morningstar Rating™2 among 1,218 Large Blend Equity Funds for the period ended October 31, 2018 (based on risk adjusted returns). The Glenmede Secured Options Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 87 Option Writing Funds for the period ended October 31, 2018 (based on risk adjusted returns). The Glenmede Quantitative U.S. Large Cap Growth Equity Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 1,253 Large Growth Equity Funds for the period ended October 31, 2018 (based on risk adjusted returns). The Glenmede Strategic Equity Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 1,218 Large Blend Equity Funds for the period ended October 31, 2018 (based on risk adjusted returns). The Glenmede Quantitative U.S. Total Market Equity Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 363 Mid-Cap Value Funds for the period ended October 31, 2018 (based on risk adjusted returns).

We have featured the Strategic Equity Portfolio and included Portfolio Highlights for each individual fund in this report. We welcome any questions about the Glenmede Funds and thank our shareholders for their continued support.

Sincerely,

Mary Ann B. Wirts

President

November 20, 2018

2

Past performance is no guarantee of future results.

Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which, especially in emerging markets, will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio and Mid Cap Equity Portfolio invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies. The Quantitative U.S. Large Cap Value Equity Portfolio may invest in IPOs and the market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. Short sales by the Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio involve leverage risk, credit exposure to brokers that execute the short sales and have potentially unlimited losses. Use of derivatives by the Secured Options Portfolio and the Global Secured Options Portfolio may involve greater liquidity, counterparty, credit and pricing risks. The Muni Intermediate Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by political and economic factors in the Issuer’s region. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The High Yield Municipal Portfolio invests in “Junk Bonds” which are securities rated below investment grade and are high risk investments that have greater credit risk, are less liquid and have more volatile prices than investment grade bonds. The Secured Options Portfolio and the Global Secured Options Portfolio invest in options which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security. This investment may not be suitable for all investors. The application of the social, governance and/or environmental standards of the Responsible ESG U.S. Equity Portfolio and the women in leadership criteria of the Women in Leadership U.S. Equity Portfolio will affect each Portfolio’s exposure to certain Issuers, industries, sectors, regions and countries and may impact the relative performance of these Portfolios, either positively or negatively, depending on whether such investments are in or out of favor. The Equity Income Portfolio invests in dividend paying stocks. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.

Diversification does not assure a profit or protect against a loss in a declining market.

An investment in a Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank.

[1]	The indices are defined on pages 26 to 27.

[2]

©2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of U.S.-domiciled Large Blend Equity funds over the following time periods: 1,218 funds overall, 1,218 funds in the last three years, 1,084 funds in the last five years, and 817 funds in the last ten years. With respect to these Large Blend Equity funds, the Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class and Institutional Class) received an Overall Morningstar Rating™ of ««««« stars and a Morningstar Rating™ of ««« stars, «« ««« stars, and «« ««« stars for the three-, five- and ten-year periods, respectively. The Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of U.S.-domiciled Large Growth Equity funds over the following time periods: 1,253 funds overall, 1,253 funds in the last three years, 1,120 funds in the last five years and 811 funds in the last ten years. With respect to these Large Growth Equity funds, the Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class and

3

Institutional Class) received an Overall Morningstar Rating™ of «« «« stars and a Morningstar Rating™ of ««« stars, «« «« stars, and «« «« stars for the three-, five- and ten-year periods, respectively. The Secured Options Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of Option Writing funds over the following time periods: 87 funds overall, 87 funds in the last three years, and 53 funds in the last five years. With respect to these Option Writing funds, the Secured Options Portfolio (Advisor Class and Institutional Class) received an Overall Morningstar Rating™ of «« «« stars and a Morningstar Rating™ of ««« stars and «« «« stars for the three- and five- year periods, respectively. The Strategic Equity Portfolio was rated against the following numbers of U.S.- domiciled Large Blend Equity funds over the following time periods: 1,218 funds overall, 1,218 funds in the last three years, 1,084 funds in the last five years and 817 funds in the last ten years. With respect to these Large Blend Equity funds, the Strategic Equity Portfolio received an Overall Morningstar Rating™ of «« «« stars and a Morningstar Rating™ of «« «« « stars, ««««« stars and «« « stars for the three-, five- and ten- year periods, respectively. The Quantitative U.S. Total Market Equity Portfolio was rated against the following numbers of U.S.- domiciled Mid-Cap Value funds over the following time periods: 363 funds overall, 363 funds in the last three years, 306 funds in the last five years and 220 funds in the last ten years. With respect to these Mid-Cap Value funds, the Quantitative U.S. Total Market Equity Portfolio received an Overall Morningstar Rating™ of «««« stars and a Morningstar Rating™ of «««« stars, «« «« « stars and «««« stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results.

[3]	A basis point equals .01%.

This material must be preceded or accompanied by a current prospectus.

The Glenmede Fund, Inc. and The Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/18.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

4

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

The Portfolio, managed by John Kichula, CFA and Mark Livingston, CFA, is intended to provide a core large-capitalization equity exposure for its investors and is benchmarked against the S&P 500 Index. The aim of the Portfolio is to achieve maximum long-term total return consistent with reasonable risk to principal. The majority of the possible return is expected to come through capital appreciation of the Portfolio’s holdings and the managers also attempt to minimize the impact of Federal and state income taxes by, for example, avoiding realizing short-term gains or taking advantage of offsetting losses. The Portfolio focuses on companies that have demonstrated strong levels of profitability relative to their peers and seeks to identify those whose competitive position appears likely to allow them to continue to do so in the future. Historically, on average, such companies have been able to deliver attractive long-term returns while generally seeing less downside risk versus the Portfolio’s benchmark in periods of economic stress. The portfolio managers and analysts on the Strategic Equity team attempt to maintain a diversified portfolio of such companies where they believe the valuation of the shares creates an attractive reward potential relative to the risk inherent in each business. In general, the team expects to hold an investment for a multi-year period as long as it continues to meet the Portfolio’s investment criteria.

Mr. Kichula is a Portfolio Manager/Research Analyst- Equities for Glenmede Investment Management LP. He has worked in the investment management and financial services business for over 27 years, in various roles as an analyst and portfolio manager. He has been with Glenmede for 16 years working as an analyst for the Strategic Equity strategy and has been a portfolio manager of the Portfolio since 2015.

Mark Livingston is a Portfolio Manager/Research Analyst- Equities for Glenmede Investment Management LP. He has worked in the investment management and financial services business for almost 15 years, as an analyst and portfolio manager. He has been with Glenmede for 8 years working as an analyst for the Strategic Equity strategy and has been a portfolio manager of the Portfolio since 2016.

5

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
	Return Before Taxes	Return After Taxes on		Russell 1000® Index	Morningstar Large Blend Average
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor Class		Distributions	Distributions and Sales of Fund Shares
Year ended 10/31/18	4.42%	3.07%	3.37%	6.98%	5.28%
Five Years ended 10/31/18	11.75%	10.94%	9.23%	11.05%	9.00%
Ten Years ended 10/31/18	14.75%	14.24%	12.40%	13.42%	11.59%
Inception (02/27/04) through 10/31/18[1]	9.36%	8.93%	7.83%	8.42%	7.00%

Quantitative U.S. Large Cap Core Equity Portfolio – Institutional Class
Year ended 10/31/18	4.61%	3.19%	3.49%	6.98%	5.28%
Inception (12/30/15) through 10/31/18[1,2]	9.56%	9.11%	8.00%	8.42%	7.00%

For the fiscal year ended October 31, 2018, the Portfolio’s Advisor Class underperformed the Russell 1000® Index by 2.56% and the Morningstar Large Blend Average by 0.86%, respectively. In the past year, the Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Apple (AAPL, +31.4%), Amazon (AMZN, +44.6%), and Microsoft (MSFT, +30.7%) versus the benchmark index. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. Avoiding stocks based on downside risk screens (including sell rankings and earnings surprise indicators) had favorable impacts. Leading industry group indicators were positive to performance, including relative overweightings of information technology and underweightings of industrial stocks. The Portfolio had positive relative stock performance in six of eleven sectors. The most favorable contributions from stock selection came in energy and consumer staples sectors. The most negative contributions from stock selection were in information technology and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectuses, are 0.86% (Advisor Class) and 0.66% (Institutional Class), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end return. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]

Average annual total return for the Institutional Class includes the period from 02/27/04 through 10/31/18. Prior to the inception of the Institutional Class on 12/30/15, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

The indices and certain terms are defined on pages 26 to 27.

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THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
	Return Before Taxes	Return After Taxes on		Russell 1000® Growth Index	Morningstar Large Growth Average
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor Class		Distributions	Distributions and Sales of Fund Shares
Year ended 10/31/18	5.53%	4.89%	3.62%	10.71%	8.70%
Five Years ended 10/31/18	13.21%	12.58%	10.43%	13.43%	10.91%
Ten Years ended 10/31/18	15.92%	15.54%	13.48%	15.45%	13.18%
Inception (02/27/04) through 10/31/18[1]	9.86%	9.55%	8.30%	9.26%	7.72%

Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional Class
Year ended 10/31/18	5.74%	5.02%	3.75%	10.71%	8.70%
Inception (11/05/15) through 10/31/18[1,2]	10.07%	9.74%	8.49%	9.26%	7.72%

For the fiscal year ended October 31, 2018, the Portfolio’s Advisor Class underperformed the Russell 1000® Growth Index by 5.18% and the Morningstar Large Growth Average by 3.17%, respectively. In the past year, the Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Apple (AAPL, +31.4%), Amazon (AMZN, +44.6%), and Microsoft (MSFT, +30.7%) versus the benchmark index. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. Leading industry group indicators were positive to performance, including relative overweightings of information technology and underweightings of industrial stocks. The Portfolio had positive relative stock performance in two of ten sectors. The positive contributions from stock selection came in health care and industrial sectors. The most negative contributions from stock selection were in information technology and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2018 Prospectuses, are 0.86% (Advisor Class) and 0.66% (Institutional Class), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end return. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]

Average annual total return for the Institutional Class includes the period from 02/27/04 through 10/31/18. Prior to the inception of the Institutional Class on 11/05/15, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

The indices and certain terms are defined on pages 26 to 27.

7

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
	Return Before Taxes	Return After Taxes on		Russell 1000® Value Index
Quantitative U.S. Large Cap Value Equity Portfolio		Distributions	Distributions and Sales of Fund Shares
Since Inception (11/13/17) through 10/31/18	-0.69%	-1.11%	-0.36%	3.01%

Since inception on November 13, 2017, the Portfolio underperformed the Russell 1000® Value Index by 3.70%. The Portfolio’s performance had mixed contributions from multifactor ranking models, including biases towards stocks with lower valuations. The Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Cisco (CSCO, +38.8%) and Verizon (VZ, +33.6%) versus the benchmark index. The Portfolio had positive relative stock performance in six of eleven sectors. The most favorable contributions from stock selection came in energy and utilities sectors. The most negative contributions from stock selection were in information technology and consumer staples sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 3.90%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end return. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

The indices and certain terms are defined on pages 26 to 27.

8

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
	Return Before Taxes	Return After Taxes on		Russell 2000® Index
Quantitative U.S. Small Cap Equity Portfolio		Distributions	Distributions and Sales of Fund Shares
Since inception (11/13/17) through 10/31/18	2.85%	2.73%	1.72%	3.73%

Since inception on November 13, 2017, the Portfolio underperformed the Russell 2000® Index by 0.88%. The Portfolio was negatively impacted from no exposure to some outperforming biotechnology/internet companies in the benchmark index, including Sarepta Therapeutics (SRPT, +76.3%) and Grubhub (GRUB, +71.1%). The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. The Portfolio had positive relative stock performance in six of eleven sectors. The most favorable contributions from stock selection came in energy and consumer discretionary sectors. The most negative contributions from stock selection were in consumer staples and materials sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 3.87%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end return. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

The indices and certain terms are defined on pages 26 to 27.

9

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
	Return Before Taxes	Return After Taxes on		MSCI EAFE Index	Morningstar Foreign Large Blend Average
Quantitative International Equity Portfolio		Distributions	Distributions and Sales of Fund Shares
Year ended 10/31/18	-10.80%	-11.47%	-6.31%	-6.85%	-8.26%
Five Years ended 10/31/18	-0.15%	-0.52%	-0.08%	2.02%	1.65%
Ten Years ended 10/31/18	5.94%	5.61%	4.91%	6.89%	6.42%
Inception (11/17/88) through 10/31/18[1]	6.30%	5.06%	5.10%	4.40%	5.19%

For the fiscal year ended October 31, 2018, the Portfolio underperformed the MSCI EAFE Index by 3.95% and Morningstar Foreign Large Blend Average by 2.54%, respectively. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations (e.g. Price/ Earnings Ratios of less than 15). The Portfolio’s performance was positively impacted by leading country/region indicators with relative overweighting in Japanese stocks and underweightings of German/Belgian stocks, respectively. Leading industry group indicators were negative to performance, including relative overweightings of financial and underweightings of energy stocks. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the consumer staples and health care sectors. The most negative contributions from stock selection were in financials and industrials sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 1.06%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects fee waivers in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns other than after tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning November 30, 1988.

The indices and certain terms are defined on pages 26 to 27.

10

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Responsible ESG U.S. Equity Portfolio		Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/18	5.01%	6.98%	5.28%
Inception (12/22/15) through 10/31/18[1]	13.73%	12.61%	10.84%

For the fiscal year ended October 31, 2018, the Portfolio underperformed the Russell 1000® Index by 1.97% and Morningstar Large Blend Average by 0.27%, respectively. The Portfolio selects stocks based on a combination of multi-factor models and ESG ratings (environmental, socially responsible and governance). In the past year, the Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Apple (AAPL, +31.4%), Amazon (AMZN, +44.6%), and Microsoft (MSFT, +30.7%) versus the benchmark index. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. Avoiding stocks based on downside risk screens (including sell rankings and earnings surprise indicators) had favorable impacts. Leading industry group indicators were positive to performance, including relative overweightings of information technology and underweightings of industrial stocks. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in energy and utilities sectors. The most negative contributions from stock selection were in industrials and technology sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 28, 2018 Prospectus, is 1.23%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000® Index and January 1, 2016 for Morningstar Large Blend Average.

The indices and certain terms are defined on pages 26 to 27.

11

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Women in Leadership U.S. Equity Portfolio		Russell 1000® Index	Morningstar Large Value Average
Year ended 10/31/18	3.36%	6.98%	3.34%
Inception (12/22/15) through 10/31/18[1]	11.96%	12.61%	9.98%

For the fiscal year ended October 31, 2018, the Portfolio underperformed the Russell 1000® Index by 3.62% and outperformed the Morningstar Large Value Average by 0.02%, respectively. The Portfolio selects stocks based on companies that meet specific women in leadership criteria (including, but not limited to, a chairwoman, female chief executive officer, female board members or women in management positions). In the past year, the Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Apple (AAPL, +31.4%), Amazon (AMZN, +44.6%), and Microsoft (MSFT, +30.7%) versus the benchmark index. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. Leading industry group indicators were positive to performance, including relative overweightings of information technology and underweightings of industrial stocks. The Portfolio had positive relative stock performance in one of eleven sectors. The positive contribution from stock selection came in the energy sector. The most negative contributions from stock selection were in the industrials and financials sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 28, 2018 Prospectus, is 1.28%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000® Index and January 1, 2016 for Morningstar Large Value Average.

The indices and certain terms are defined on pages 26 to 27.

12

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Quantitative U.S. Long/Short Equity Portfolio		Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index	Russell 3000® Index	Morningstar Long/Short Average
Year ended 10/31/18	-2.41%	1.69%	6.60%	0.15%
Five Years ended 10/31/18	3.63%	0.57%	10.81%	2.57%
Ten Years ended 10/31/2018	4.28%	0.36%	13.35%	3.54%
Inception (09/29/06) through 10/31/18[1]	2.26%	1.00%	8.31%	2.03%

For the fiscal year ended October 31, 2018, the Portfolio underperformed the Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index by 4.10% and Morningstar Long/Short Average by 2.56%, respectively. Over the past year, the average net equity exposure for the Portfolio was about 30%. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. The Russell 3000® Value Index (+2.8%) underperformed the Russell 3000® Growth Index by (+10.2%) by about 7.4%. The Portfolio’s long stock positions (+3.0%) underperformed short positions (+7.8%) by about 4.8%. Overall, the Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in health care and consumer staples sectors. The most negative contributions from stock selection were in information technology and financial sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 2.77%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning September 30, 2006 for the Russell 3000® Index and October 1, 2006 for Morningstar Long/Short Average.

The indices and certain terms are defined on pages 26 to 27.

13

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Quantitative U.S. Total Market Equity Portfolio		Russell 3000® Index	Morningstar Mid-Cap Value Average
Year ended 10/31/18	3.01%	6.60%	-0.20%
Five Years ended 10/31/18	10.46%	10.81%	6.74%
Ten Years ended 10/31/2018	12.57%	13.35%	12.06%
Inception (12/21/06) through 10/31/18[1]	6.69%	7.85%	6.36%

For the fiscal year ended October 31, 2018, the Portfolio underperformed the Russell 3000® Index by 3.59% and outperformed the Morningstar Mid-Cap Value Average by 3.21%, respectively. In the past year, the Portfolio’s performance was negatively impacted from its relatively lower average market capitalization and underexposures to large technology/internet companies such as Apple (AAPL, +31.4%), Amazon (AMZN, +44.6%), and Microsoft (MSFT, +30.7%) versus the benchmark index. The Portfolio’s performance had mixed contributions from multifactor ranking models with unfavorable effects from biases towards stocks with lower valuations. The Russell 3000® Value Index (+2.8%) underperformed the Russell 3000® Growth Index by (+10.2%) by about 7.4%. The Portfolio’s long stock positions (+5.1%) underperformed short positions (+6.1%) by about 1%. Leading industry group indicators were positive to performance, including relative overweightings of information technology and underweightings of industrial stocks. Overall, the Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in health care and energy sectors. The most negative contributions from stock selection were in information technology and industrials sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 2.40%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 31, 2006 for the Russell 3000® Index and January 1, 2007 for Morningstar Mid-Cap Value Average.

The indices and certain terms are defined on pages 26 to 27.

14

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
		Return After Taxes on
Strategic Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	S&P 500 Index	Morningstar Large Blend Average
Year ended 10/31/18	5.14%	3.24%	4.22%	7.35%	5.28%
Five Years ended 10/31/18	11.47%	8.91%	8.55%	11.34%	9.00%
Ten Years ended 10/31/18	12.26%	10.87%	9.92%	13.24%	11.59%
Inception (07/20/89) through 10/31/18[1]	8.81%	7.39%	7.11%	9.72%	8.17%

For the fiscal year ended October 31, 2018, the Strategic Equity Portfolio returned 5.14%, while its benchmark, the S&P 500 Index, returned 7.35% for the same period. Relative performance of the Portfolio versus the Index was weaker in the Health Care, Financials and Consumer Discretionary sectors, largely due to stock selection. This was partially offset by better performance from Portfolio holdings within the Industrial and Consumer Staples sectors. The Portfolio’s relative sector allocations were also generally helpful, notably within the Technology, Material and Utilities sectors. The Portfolio’s focus on owning companies that demonstrate consistently strong profitability also aided relative performance during this period, when the average stock in the Index underperformed the capitalization-weighted aggregate by almost 200 basis points. The Portfolio seeks to generate outperformance over time by investing in those companies with strong profitability whose shares are trading at attractive valuations. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 0.82%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning July 31, 1989.

The indices and certain terms are defined on pages 26 to 27.

15

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Small Cap Equity Portfolio – Advisor Class		Russell 2000® Index	Russell 2000® Value Index	S&P 500 Index	Morningstar Small Blend Average
Year ended 10/31/18	-0.58%	1.85%	-0.59%	7.35%	-0.07%
Five Years ended 10/31/18	6.66%	8.01%	7.18%	11.34%	6.56%
Ten Years ended 10/31/2018	13.32%	12.44%	10.95%	13.24%	11.82%
Inception (03/01/91) through 10/31/18[1]	10.51%	9.96%	11.22%	9.73%	10.10%

Small Cap Equity Portfolio – Institutional Class
Year ended 10/31/18	-0.36%	1.85%	-0.59%	7.35%	-0.07%
Five Years ended 10/31/18	6.88%	8.01%	7.18%	11.34%	6.56%
Ten Years ended 10/31/18	13.55%	12.44%	10.95%	13.24%	11.82%
Inception (01/02/98) through 10/31/18[1,2]	8.15%	7.54%	8.13%	7.05%	8.01%

For the fiscal year ended October 31, 2018, the Small Cap Equity Portfolio Advisor Class returned -0.58% and the Small Cap Equity Portfolio Institutional Class returned -0.36%, compared to the Russell 2000® Index return of 1.85% and the Morningstar Small Blend Average return of -0.07%. The financials sector accounted for the majority of the underperformance, followed by the materials and information technology sectors. The health care sector was the best performing sector on a relative basis. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectuses is 0.90% and 0.70% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the inception period beginning February 28, 1991 for both Russell 2000® Indices and the S&P 500 Index and April 1, 1991 for the Morningstar Small Blend Average.
[2]

Average annual total return for the Institutional Class includes the period from 03/01/91 through 10/31/18. Prior to the inception of the Institutional Class on 01/02/98, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

The indices and certain terms are defined on pages 26 to 27.

16

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Mid Cap Equity Portfolio – Advisor Class[1]		S&P MidCap 400 Index
Year ended 10/31/18	-1.51%	1.02%
Inception (09/30/14) through 10/31/18	3.94%	8.96%

For the fiscal year ended October 31, 2018, the Mid Cap Equity Portfolio Advisor Class returned -1.51% compared to the S&P MidCap 400 Index return of 1.02%. The materials sector accounted for the majority of the underperformance, followed by the real estate and financials sectors. The utilities sector was the best performing sector on a relative basis. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus is 1.16% for the Advisor Class shares. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	The Mid Cap Equity Portfolio Institutional Class has not commenced operations.

The indices and certain terms are defined on pages 26 to 27.

17

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Large Cap Value Portfolio		Russell 1000® Value Index	S&P 500 Index	Morningstar Large Value Average
Year ended 10/31/18	0.04%	3.03%	7.35%	3.34%
Five Years ended 10/31/18	8.58%	8.61%	11.34%	7.78%
Ten Years ended 10/31/2018	11.93%	11.30%	13.24%	10.66%
Inception (01/04/93) through 10/31/18[1]	9.07%	9.65%	9.50%	8.11%

For the fiscal year ended October 31, 2018, the Large Cap Value Portfolio returned 0.04% versus 3.03% for its benchmark, the Russell 1000® Value Index. Stock selection in Financials was the biggest detractor, followed by the Communication and Energy sectors. Offsetting this was positive relative contributions from Consumer Staples, Industrials, and Real Estate sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 0.91%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the period beginning December 31, 1992.

The indices and certain terms are defined on pages 26 to 27.

18

THE GLENMEDE FUND, INC.

Equity Income Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Equity Income Portfolio		S&P 500 Index	Morningstar Large Value Average
Year ended 10/31/18	2.79%	7.35%	3.34%
Inception (12/21/16) through 10/31/18	7.73%	12.31%	7.55%

For the fiscal year ended October 31, 2018, the Equity Income Portfolio returned 2.79% versus 7.35% for its benchmark, the S&P 500 Index. Most of this performance gap can be attributed to the underperformance of the dividend yield universe, which we define as stocks with a dividend yield greater than that of the S&P 500 Index. Looking at relative performance across sectors, Technology, Consumer Discretionary, and Financials were the most significant detractors. Positive relative performance came from the Materials, Consumer Staples, and Communication sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 2.08%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

The indices and certain terms are defined on pages 26 to 27.

19

THE GLENMEDE FUND, INC.

Secured Options Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Secured Options Portfolio – Advisor Class		S&P 500 Index	CBOE S&P 500 Buy-Write Index
Year ended 10/31/18	2.81%	7.35%	3.16%
Five Years ended 10/31/18	5.59%	11.34%	7.03%
Inception (06/30/10) through 10/31/18	9.24%	14.67%	8.64%

Secured Options Portfolio – Institutional Class
Year ended 10/31/18	2.97%	7.35%	3.16%
Inception (11/09/16) through 10/31/18[1]	9.49%	14.67%	8.64%

For the fiscal year ended October 31, 2018, the Secured Options Portfolio purchased and wrote put and call options in an effort to reduce share price volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio’s Advisor Class achieved a total return of 2.81% while its benchmark, the CBOE S&P 500 Buy-Write Index, returned 3.16% and the S&P 500 Index returned 7.35%. The Portfolio’s underperformance relative to the CBOE S&P 500 Buy-Write Index was caused primarily by the Portfolio’s strike selection process and by the Portfolio’s use of cash-secured puts, which underperformed covered calls, the strategy utilized by the benchmark. Generally speaking, equity securities or cash positions are pledged to secure the written option positions. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2018 Prospectuses, are 0.85% (Advisor Class) and 0.65% (Institutional Class), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights sections of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]

Average annual total return for the Institutional Class includes the period from 06/30/10 through 10/31/18. Prior to the inception of the Institutional Class on 11/09/16, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

The indices and certain terms are defined on pages 26 to 27.

20

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Global Secured Options Portfolio		MSCI All Country World Index
Year ended 10/31/18	-0.76%	-0.52%
Five Years ended 10/31/18	1.13%	6.15%
Inception (09/28/12) through 10/31/18	3.34%	8.48%

For the fiscal year ended October 31, 2018, the Global Secured Options Portfolio purchased and wrote put and call options in an effort to reduce share price volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio returned -0.76% while its benchmark, the MSCI All Country World (ACWI) Index, returned -0.52%. For the fiscal year, the Portfolio experienced less volatility than the benchmark, as measured by standard deviation of monthly returns1, but did not capture enough upside participation during some particularly strong periods for the benchmark, resulting in a -0.24% underperformance for the full 12 month period. Generally speaking, equity securities or cash positions are pledged to secure the written option positions. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 1.14%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Since inception performance quoted above reflects expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	For the fiscal year ended October 31, 2018, the standard deviation of the Global Secured Options Portfolio was 8.87% vs. 12.03% for the MSCI All Country World Index.

The indices and certain terms are defined on pages 26 to 27.

21

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Core Fixed Income Portfolio		Bloomberg Barclays U.S. Aggregate Bond Index	Morningstar Intermediate-Term Bond Average
Year ended 10/31/18	-2.32%	-2.05%	-1.87%
Five Years ended 10/31/18	1.24%	1.83%	1.77%
Ten Years ended 10/31/2018	3.37%	3.94%	4.52%
Inception (11/17/88) through 10/31/18[1]	5.59%	6.03%	5.43%

The Core Fixed Income Portfolio returned -2.32% for the fiscal year ended October 31, 2018. The benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05% for the year and the Portfolio’s peer group, the Morningstar Intermediate — Term Bond Average, returned -1.87% for the year. The Portfolio’s underperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index can be attributed to the higher overall percentage of corporates relative to the Index, and the Portfolio’s bias towards higher credit quality. The single A corporate credits, sold off throughout the year returning -3.22% versus the lower tier BBB component returning -2.96%. Our higher quality bias, contributed negatively to the Portfolio’s performance. The Portfolio’s underperformance versus its peer group can also be attributed to the Portfolio’s high credit quality bias and low risk themes.

The Portfolio seeks to add value by monitoring yield curve exposure while utilizing sector and security selection. Diversification, liquidity, and low risk themes dominate the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 0.52%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning November 30, 1988 for Bloomberg Barclays U.S. Aggregate Bond Index and December 1, 1988 for Morningstar Intermediate-Term Bond Average.

The indices and certain terms are defined on pages 26 to 27.

22

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
		Return After Taxes on
Short Term Tax Aware Fixed Income Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	BofA Merrill Lynch 1-3 Year US Municipal Securities Index
Year ended 10/31/18	0.10%	-0.20%	0.12%	0.37%
Inception (06/29/16) through 10/31/18[1]	0.28%	0.10%	0.20%	0.51%

For the fiscal year ended October 31, 2018, the Short Term Tax Aware Fixed Income Portfolio underperformed its primary benchmark, the BofA Merrill Lynch 1-3 Year US Municipal Securities Index. The Portfolio’s duration was kept marginally shorter than the benchmark duration consistently over the period as rates were expected to rise with the Federal Reserve’s increases to the Fed Funds rate. This was detrimental to the relative return of the Portfolio as the yield foregone with that shorter duration positioning outweighed the market value depreciation of security holdings resulting from rising interest rates. The Portfolio’s tactical exposure to taxable securities was a positive contributor to relative performance. This tactical exposure to taxable securities was increased throughout the latter half of the fiscal year as relative value metrics reflected opportunity for better relative performance. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 prospectus, is 0.70%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the periods beginning June 29, 2016 for the BofA Merrill Lynch 1-3 Year US Municipal Securities Index. The indices and certain terms are defined on pages 26 to 27.

23

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
High Yield Municipal Portfolio		Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Muni BBB Index	Bloomberg Barclays Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index	Morningstar High Yield Muni Average
Year ended 10/31/18	1.04%	-0.51%	0.82%	4.23%	2.06%
Inception (12/22/15) through 10/31/18[1]	3.30%	1.64%	3.07%	4.90%	3.16%

The High Yield Municipal Portfolio (the “Portfolio”) trailed the Bloomberg Barclays Muni High Yield 5% Tobacco Cap, 2% Issuer Cap Index for the 12 months ended October 31, 2018. The Portfolio returned 1.04% while the Index returned 4.23%. The Portfolio trailed by 1.02% relative to the Morningstar High Yield Muni Average peer group, which returned 2.06% over the same time period. The Portfolio’s longer duration position detracted 0.28% of relative return. The largest detractor from returns was not owning as much as the benchmark in riskier securities issued in Puerto Rico and U.S. Virgin Islands. Market expectations of recovery values for these distressed securities improved. The Portfolio continued to maintain exposure to higher credit quality in anticipation of increased market volatility, so as to be consistent with the Portfolio’s goal of a high level of current income exempt from regular federal income tax. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 Prospectus, is 1.00%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark return is for the period beginning January 1, 2016 for the Morningstar High Yield Muni Average.

The indices and certain terms are defined on pages 26 to 27.

24

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2018

Average Annual Total Return
Muni Intermediate Portfolio		Bloomberg Barclays Municipal 1-10 Year Blend Index		Morningstar Muni National Short Average
Year ended 10/31/18	-0.73%	-0.52%		0.05%
Five Years ended 10/31/18	1.52%	1.96%		0.79%
Ten Years ended 10/31/2018	2.80%	3.43%		1.66%
Inception (06/05/92) through 10/31/18	3.85%	N/A	*	2.85%

For the fiscal year ended October 31, 2018, the Muni Intermediate Portfolio underperformed its primary benchmark, the Bloomberg Barclays Municipal 1-10 Year Blend Index. The Portfolio’s duration was kept marginally below the benchmark duration consistently throughout the year in anticipation of the Federal Reserve continuing to hike short-term rates. Tax-exempt yields rose consistently throughout the year with a pause in the summer months as investor demand outpaced supply, keeping rates from moving higher during this period. The Portfolio’s shorter relative duration was a positive contributor to relative performance, but this was outweighed by other factors throughout the year. Lower credit quality securities continued their recent outperformance with spreads to triple-A securities moving lower. This contributed to the Portfolio’s underperformance as the Portfolio continued to maintain exposure to higher credit quality securities, so as to be consistent with the Portfolio’s goals of principal preservation and high current tax-exempt interest income generation. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2018 prospectus, is 0.23%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

*	Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.
**	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 26 to 27.

25

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms

Indices — It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Bloomberg Barclays Municipal 1-Year Index; the Bloomberg Barclays Municipal 3-Year Index; the Bloomberg Barclays Municipal 5-Year Index; the Bloomberg Barclays Municipal 7-Year Index and the Bloomberg Bar-clays Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.

The Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indexes are rebalanced by market capitalization each month.

The Bloomberg Barclays Muni BBB Index is a sub-index of the Bloomberg Barclays U.S. Municipal Index that includes only bonds rated BBB on the day the Index resets. The rating is established using the middle rating of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc.

The Bloomberg Barclays Muni High Yield 5% Tobacco 2% Issuer Cap Index is an issuer constrained sub-index of the Bloomberg Barclays US Municipal High Yield Index that caps issuer exposure to 2% and tobacco stocks to 5%.

The Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The BofA Merrill Lynch 1-3 Year US Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

The CBOE S&P 500 Buy-Write Index is an index designed to track the performance of a hypothetical covered call strategy on the S&P 500 Index.

The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index is comprised of stocks from both developed and emerging markets.

The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

The Russell 1000® Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000® Index.

The Russell 1000® Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000® Index with greater than average growth orientation.

The Russell 1000® Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000® Index with a less than average growth orientation.

The Russell 2000® Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Value Index serves as a benchmark for small-cap stocks in the United States.

The Russell 3000® Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually.

The Russell 3000® Value Index is a market-capitalization weighted equity index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000 index. The Russell 3000 Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

The S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks.

The S&P MidCap 400 Index is a capitalization weighted index of mid cap stocks with capitalizations ranging from about $750 million to $3 billion.

Morningstar Foreign Large Blend Average funds invest mainly in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. The blend style is assigned to funds where neither growth nor value characteristics predominate.

26

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Concluded)

Morningstar High Yield Muni Average funds invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as S&P or Moody’s at the level of BBB (considered speculative in the municipal industry) and below.

Morningstar Intermediate-Term Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon that which appears to offer better values.

Morningstar Large Blend Average funds are fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.

Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors.

Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.

Morningstar Mid-Cap Value Average funds invest primarily in mid-cap U.S. stocks that are value-oriented. Midcap stocks collectively represent 20% of the total capitalization of the U.S. equity market (large-cap stocks represent the top 70%). The mid-cap range for market capitalization typically falls between $1-$8 billion. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Muni National Short Average invests in bonds with an average duration of less than 4.5 years issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state.

Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

Terms

Cash flow:    measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration:    is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Market Capitalization:    is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Total return:    consists of price appreciation/depreciation and income as a percentage of the original investment.

Price/Earnings Ratio:    The current market price of a company share divided by the earnings per share of the company.

Dividend Yield:    The dividend yield or dividend-price ratio of a share is the dividend per share, divided by the price per share. It is also a company’s total annual dividend payments divided by its market capitalization, assuming the number of shares is constant.

Standard Deviation:    A measure that is used to quantify the amount of variation or dispersion of a set of data values.

27

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and, for certain classes, shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (May 1, 2018)	Ending Account Value (October 31, 2018)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2018 to October 31, 2018)
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor
Actual	$1,000.00	$1,001.80	0.84%	$4.24
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.84	4.28
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional
Actual	1,000.00	1,002.80	0.64	3.23
Hypothetical (5% return less expenses)	1,000.00	1,022.00	0.64	3.26
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor
Actual	1,000.00	1,005.40	0.84	4.25
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.84	4.28
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional
Actual	1,000.00	1,006.40	0.65	3.29
Hypothetical (5% return less expenses)	1,000.00	1,021.90	0.65	3.31
Quantitative U.S. Large Cap Value Equity Portfolio
Actual	1,000.00	963.00	1.00	4.95
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Quantitative U.S. Small Cap Equity Portfolio
Actual	1,000.00	987.50	1.00	5.01
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Quantitative International Equity Portfolio
Actual	1,000.00	865.60	1.00	4.70
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Responsible ESG U.S. Equity Portfolio
Actual	1,000.00	1,003.20	1.00	5.05
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Women in Leadership U.S. Equity Portfolio
Actual	1,000.00	992.50	1.00	5.02
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Quantitative U.S. Long/Short Equity Portfolio
Actual	1,000.00	960.20	1.15	5.68
Hypothetical (5% return less expenses)	1,000.00	1,019.40	1.15	5.85
Quantitative U.S. Total Market Equity Portfolio
Actual	1,000.00	978.30	1.25	6.23
Hypothetical (5% return less expenses)	1,000.00	1,018.90	1.25	6.36

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THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2018)	Ending Account Value (October 31, 2018)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2018 to October 31, 2018)
Strategic Equity Portfolio
Actual	$1,000.00	$998.80	0.83%	$4.18
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.83	4.23
Small Cap Equity Portfolio – Advisor
Actual	1,000.00	975.10	0.88	4.38
Hypothetical (5% return less expenses)	1,000.00	1,020.80	0.88	4.48
Small Cap Equity Portfolio – Institutional
Actual	1,000.00	975.80	0.68	3.39
Hypothetical (5% return less expenses)	1,000.00	1,021.80	0.68	3.47
Mid Cap Equity Portfolio – Advisor
Actual	1,000.00	973.30	1.00	4.97
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Large Cap Value Portfolio
Actual	1,000.00	987.70	0.91	4.56
Hypothetical (5% return less expenses)	1,000.00	1,020.60	0.91	4.63
Equity Income Portfolio
Actual	1,000.00	1,002.80	0.85	4.29
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Secured Options Portfolio – Advisor
Actual	1,000.00	1,014.00	0.84	4.26
Hypothetical (5% return less expenses)	1,000.00	1,021.00	0.84	4.28
Secured Options Portfolio – Institutional
Actual	1,000.00	1,014.80	0.64	3.25
Hypothetical (5% return less expenses)	1,000.00	1,022.00	0.64	3.26
Global Secured Options Portfolio
Actual	1,000.00	972.30	1.26	6.26
Hypothetical (5% return less expenses)	1,000.00	1,018.90	1.26	6.41
Core Fixed Income Portfolio
Actual	1,000.00	998.80	0.52	2.62
Hypothetical (5% return less expenses)	1,000.00	1,022.60	0.52	2.65
Short Term Tax Aware Fixed Income Portfolio
Actual	1,000.00	1,005.90	0.55	2.78
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
High Yield Municipal Portfolio
Actual	1,000.00	1,008.00	0.99	5.01
Hypothetical (5% return less expenses)	1,000.00	1,020.20	0.99	5.04

*

Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), which is net of fee waivers, dividends on securities sold short and expense reimbursements, if any, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

29

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited)

As a shareholder of the Glenmede Muni Intermediate Portfolio, you incur ongoing costs, including shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Glenmede Muni Intermediate Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Glenmede Muni Intermediate Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2018)	Ending Account Value (October 31, 2018)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2018 to October 31, 2018)
Muni Intermediate Portfolio
Actual	$1,000.00	$1,005.50	0.23%	$1.16
Hypothetical (5% return less expenses)	1,000.00	1,024.00	0.23	1.17

*

Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

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THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2018

	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Assets:
Investments at value[1,2]	$2,841,637,381	$3,406,623,308	$1,077,404
Repurchase agreements at value[1]	2,944,141	12,538,685	—
Cash	—	—	7,359
Receivable from Advisor	—	—	10,294
Receivable for fund shares sold	3,624,744	893,366	—
Dividends receivable	3,440,646	1,354,689	1,707
Interest receivable	34	146	—
Securities lending receivable	632	273	—
Prepaid Expenses	32,518	44,724	800

Total assets	2,851,680,096	3,421,455,191	1,097,564

Liabilities:
Obligation to return securities lending collateral	5,112,366	7,850,227	—
Payable for fund shares redeemed	1,898,428	3,906,348	—
Payable for Management fees	1,361,691	1,659,830	527
Payable for Directors’ fees	31,868	44,170	12
Payable for Shareholder Servicing fees	362,524	473,410	192
Accrued expenses	531,622	633,318	5,059

Total liabilities	9,298,499	14,567,303	5,790

Net Assets	$2,842,381,597	$3,406,887,888	$1,091,774

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$101,947	$104,748	$111
Paid-in capital in excess of par value	2,128,811,978	2,216,950,559	1,114,002
Total distributable earnings	713,467,672	1,189,832,581	(22,339)

Total Net Assets**	$2,842,381,597	$3,406,887,888	$1,091,774

Shares Outstanding[3]	101,946,855	104,748,193	111,182

Net Asset Value Per Share	$—	$—	$9.82

Advisor Class — based on net assets of $2,075,264,206 and $2,660,858,127, respectively and shares outstanding of 74,443,127 and 81,816,756, respectively	27.88	32.52	—

Institutional Class — based on net assets of $767,117,391 and $746,029,761, respectively and shares outstanding of 27,503,728 and 22,931,437, respectively	27.89	32.53	—

**  The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$2,349,155,519	$2,667,034,161	$1,081,994
[2] Market value of securities on loan	$4,921,884	$7,242,817	$—
[3] Authorized shares	—	—	80,000,000
Authorized shares - Advisor Class	155,000,000	240,000,000	—
Authorized shares - Institutional Class	155,000,000	140,000,000	—

See Notes to Financial Statements.

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THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2018

	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Assets:
Investments at value[1,2]	$1,081,351	$419,826,923	$21,696,034
Repurchase agreements at value[1]	—	584,454	130,291
Cash	9,293	46,842	—
Receivable from Advisor	10,011	21,097	—
Receivable for securities sold	—	2,253,691	—
Receivable for fund shares sold	—	1,088,431	6,156
Dividends receivable	391	402,819	30,652
Interest receivable	—	7	2
Securities lending receivable	10	91,011	14
Foreign tax reclaims receivable	—	744,005	—
Prepaid expenses	801	1,900	204

Total assets	1,101,857	425,061,180	21,863,353

Liabilities:
Obligation to return securities lending collateral	22,309	33,915,385	92,367
Payable to Advisor	—	—	3,476
Payable for fund shares redeemed	—	3,531,274	—
Payable for Management fees	514	259,453	10,283
Payable for Directors’ fees	12	5,074	190
Payable for Shareholder Servicing fees	187	86,485	3,739
Accrued expenses	5,281	75,130	6,970

Total liabilities	28,303	37,872,801	117,025

Net Assets	$1,073,554	$387,188,379	$21,746,328

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$105	$29,190	$1,540
Paid-in capital in excess of par value	1,044,281	382,273,998	19,011,327
Total distributable earnings	29,168	4,885,191	2,733,461

Total Net Assets**	$1,073,554	$387,188,379	$21,746,328

Shares Outstanding[3]	104,750	29,190,058	1,540,049

Net Asset Value Per Share	$10.25	$13.26	$14.12

**  The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$1,054,246	$413,472,719	$19,893,150
[2] Market value of securities on loan	$80,352	$39,056,697	$103,843
[3] Authorized shares	80,000,000	120,000,000	80,000,000

See Notes to Financial Statements.

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THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2018

	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/ Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Assets:
Investments at value[1,2]	$18,886,638	$325,544,058	$112,817,552
Repurchase agreements at value[1]	—	11,456,016	822,770
Cash	36,172	—	—
Receivable from Advisor	—	—	2,616
Receivable for fund shares sold	56,126	504,237	19,664
Dividends receivable	16,897	331,586	110,331
Interest receivable	—	306,665	10
Securities lending receivable	—	222	—
Cash collateral on deposit at broker (Note 1)	—	220,301,691	—
Prepaid expenses	192	1,296	337

Total assets	18,996,025	558,445,771	113,773,280

Liabilities:
Payable for securities purchased	—	1,538,026	—
Obligation to return securities lending collateral	—	5,392,036	—
Payable to Advisor	3,192	—	—
Payable for fund shares redeemed	—	594,293	23,257
Dividend payable on securities sold short	—	118,538	10,772
Payable for securities sold short, at value[3]	—	216,634,909	23,002,381
Payable for Management fees	8,997	244,522	67,196
Payable for Directors’ fees	179	3,597	954
Payable for Shareholder Servicing fees	3,272	57,535	15,813
Accrued expenses	6,808	56,579	42,795

Total liabilities	22,448	224,640,035	23,163,168

Net Assets	$18,973,577	$333,805,736	$90,610,112

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$1,422	$26,594	$4,807
Paid-in capital in excess of par value	16,979,021	295,906,585	61,850,320
Total distributable earnings	1,993,134	37,872,557	28,754,985

Total Net Assets**	$18,973,577	$333,805,736	$90,610,112

Shares Outstanding[4]	1,422,022	26,593,883	4,807,456

Net Asset Value Per Share	$13.34	$12.55	$18.85

**TheSEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$17,520,507	$292,519,346	$94,411,188
[2] Market value of securities on loan	$—	$5,463,111	$—
[3] Proceeds from securities sold short	$—	$230,524,116	$25,995,799
[4] Authorized shares	80,000,000	120,000,000	120,000,000

See Notes to Financial Statements.

33

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2018

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Mid Cap Equity Portfolio
Assets:
Investments at value[1,2]	$224,851,522	$3,567,341,974	$—
Repurchase agreements at value[1]	1,250,284	112,572,385	571,610
Cash	—	—	2,598,913
Receivable from Advisor	—	—	3,223
Receivable for securities sold	—	20,781,573	—
Receivable for fund shares sold	38,445	1,839,655	—
Dividends receivable	186,227	543,127	1,780
Interest receivable	15	1,313	7
Securities lending receivable	908	444,501	11
Prepaid Expenses	898	42,610	125

Total assets	226,328,299	3,703,567,138	3,175,669

Liabilities:
Payable for securities purchased	—	17,843,742	—
Obligation to return securities lending collateral	—	155,361,882	—
Payable for fund shares redeemed	111,455	6,018,123	—
Payable for Management fees	108,491	1,730,340	2,277
Payable for Directors’ fees	2,490	41,062	136
Payable for Shareholder Servicing fees	39,451	406,654	1,025
Accrued expenses	34,350	567,770	6,274

Total liabilities	296,237	181,969,573	9,712

Net Assets	$226,032,062	$3,521,597,565	$3,165,957

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$9,302	$118,707	$278
Paid-in capital in excess of par value	136,942,503	3,020,465,479	3,165,679
Total distributable earnings	89,080,257	501,013,379	—

Total Net Assets**	$226,032,062	$3,521,597,565	$3,165,957

Shares Outstanding[3]	9,302,033	118,707,153	277,713

Net Asset Value Per Share	$24.30	$—	$—

Advisor Class — based on net assets of $1,390,136,478 and $3,165,957, respectively and shares outstanding of 48,240,295 and 277,713, respectively	—	28.82	11.40

Institutional Class — based on net assets of $2,131,461,087 and shares outstanding of 70,466,858	—	30.25	—

**TheSEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$139,912,037	$3,608,280,764	$571,610
[2] Market value of securities on loan	$—	$150,653,243	$—
[3] Authorized shares	150,000,000	—	—
Authorizedshares - Advisor Class	—	180,000,000	120,000,000
Authorizedshares - Institutional Class	—	135,000,000	120,000,000

See Notes to Financial Statements.

34

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2018

	Large Cap Value Portfolio	Equity Income Portfolio	Secured Options Portfolio
Assets:
Investments at value[1,2]	$72,220,803	$18,842,258	$1,361,880,415
Repurchase agreements at value[1]	283,684	—	1,171,219
Cash	—	74,443	—
Receivable from Advisor	—	2,879	—
Receivable for fund shares sold	8,491	10,775	1,406,154
Dividends receivable	51,761	30,612	—
Interest receivable	3	—	14
Securities lending receivable	39	37	—
Cash collateral on deposit at broker (Note 1)	—	—	45,093
Prepaid Expenses	317	203	8,735

Total assets	72,565,098	18,961,207	1,364,511,630

Liabilities:
Obligation to return securities lending collateral	900,112	404,003	—
Payable for fund shares redeemed	2,549	—	234,365
Options written, at value[3]	—	—	521,202,675
Payable for Management fees	34,558	8,902	397,979
Payable for Directors’ fees	854	190	8,721
Payable for Shareholder Servicing fees	12,566	3,237	77,021
Accrued expenses	17,948	9,259	121,844

Total liabilities	968,587	425,591	522,042,605

Net Assets	$71,596,511	$18,535,616	$842,469,025

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$6,813	$1,662	$68,389
Paid-in capital in excess of par value	59,305,680	17,738,691	816,554,220
Total distributable earnings	12,284,018	795,263	25,846,416

Total Net Assets**	$71,596,511	$18,535,616	$842,469,025

Shares Outstanding[4]	6,812,808	1,662,076	68,389,119

Net Asset Value Per Share	$10.51	$11.15	$—

Advisor Class — based on net assets of $445,945,539 and shares outstanding of 36,266,555	—	—	12.30

Institutional Class — based on net assets of $396,523,486 and shares outstanding of 32,122,564	—	—	12.34

**TheSEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$66,507,941	$18,405,810	$1,496,201,519
[2] Market value of securities on loan	$864,675	$398,433	$—
[3] Premiums received from options written	$—	$—	$646,465,516
[4] Authorized shares	175,000,000	80,000,000	—
Authorizedshares - Advisor Class	—	—	160,000,000
Authorizedshares - Institutional Class	—	—	160,000,000

See Notes to Financial Statements.

35

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2018

	Global Secured Options Portfolio	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio
Assets:
Investments at value[1,2]	$3,301,685	$487,885,500	$26,040,647
Repurchase agreements at value[1]	—	12,939,399	—
Cash	24,357	—	38,588
Receivable from Advisor	—	—	3,229
Receivable for fund shares sold	—	994,692	800,000
Dividends receivable	—	—	1,096
Interest receivable	—	3,550,275	293,848
Securities lending receivable	—	989	82
Cash collateral on deposit at broker (Note 1)	18,409	—	—
Foreign tax reclaims receivable	39,662	—	—
Prepaid expenses	39	2,028	312

Total assets	3,384,152	505,372,883	27,177,802

Liabilities:
Payable for securities purchased	—	—	407,847
Obligation to return securities lending collateral	—	19,105,863	191,425
Payable for when-issued securities purchased	—	—	266,485
Payable for fund shares redeemed	—	799,207	—
Options written, at value[3]	863,580	—	—
Payable for Management fees	1,206	144,487	7,810
Payable for Directors’ fees	89	5,249	334
Payable for Shareholder Servicing fees	438	41,282	2,231
Accrued expenses	8,920	75,726	7,779

Total liabilities	874,233	20,171,814	883,911

Net Assets	$2,509,919	$485,201,069	$26,293,891

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$241	$46,259	$2,656
Paid-in capital in excess of par value	7,837,923	505,879,332	26,658,906
Total distributable earnings	(5,328,245)	(20,724,522)	(367,671)

Total Net Assets**	$2,509,919	$485,201,069	$26,293,891

Shares Outstanding[4]	241,073	46,259,011	2,656,356

Net Asset Value Per Share	$10.41	$10.49	$9.90

**TheSEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$3,590,640	$520,483,811	$26,298,943
[2] Market value of securities on loan	$—	$18,708,371	$187,587
[3] Premiums received from options written	$1,013,082	$—	$—
[4] Authorized shares	120,000,000	160,000,000	80,000,000

See Notes to Financial Statements.

36

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

October 31, 2018

High Yield Municipal Portfolio
Assets:
Investments at value1,	$189,981,293
Cash	1,726,296
Receivable for securities sold	1,396,557
Receivable for fund shares sold	222,000
Interest receivable	2,546,266
Prepaid expenses	2,116

Total assets	195,874,528

Liabilities:
Payable for securities purchased	268,611
Payable for when-issued securities purchased	3,027,632
Payable for fund shares redeemed	69,233
Payable for Management fees	108,009
Payable for Directors’ fees	2,048
Payable for Shareholder Servicing fees	41,542
Accrued expenses	38,325

Total liabilities	3,555,400

Net Assets	$192,319,128

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$18,926
Paid-in capital in excess of par value	194,203,607
Total distributable earnings	(1,903,405)

Total Net Assets**	$192,319,128

Shares Outstanding[2]	18,925,588

Net Asset Value Per Share	$10.16

**TheSEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$191,637,946
[2] Authorized shares	80,000,000

See Notes to Financial Statements.

37

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2018

	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio[1]
Investment income:
Dividends	$54,372,337	$51,083,153	$24,536
Interest	44,769	34,846	1
Income from security lending	71,321	391,982	5

Total investment income	54,488,427	51,509,981	24,542

Expenses:
Management fees	16,019,807	21,987,704	5,708
Administration, transfer agent and custody fees	2,354,935	3,108,368	20,333
Professional fees	181,532	251,903	2,541
Shareholder report expenses	162,444	325,296	1,281
Shareholder servicing fees	—	—	2,076
Shareholder servicing fees (Advisor Class)	4,421,280	6,174,063	—
Directors’ fees and expenses	119,078	167,649	45
Offering expenses	—	—	25,154
Registration and filing fees	70,451	67,421	8,482
Other expenses	98,413	146,395	2,074

Total expenses	23,427,940	32,228,799	67,694

Less expenses waived/reimbursed	—	—	(57,315)

Net expenses	23,427,940	32,228,799	10,379

Net investment income	31,060,487	19,281,182	14,163

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	214,504,733	439,898,261	(24,574)
Net change in unrealized loss of:
Investments	(127,314,232)	(206,750,443)	(4,590)

Net realized and unrealized gain (loss)	87,190,501	233,147,818	(29,164)

Net increase (decrease) in net assets resulting from operations	$118,250,988	$252,429,000	$(15,001)

[1]	Portfolio commenced operations on November 13, 2017.

See Notes to Financial Statements.

38

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2018

	Quantitative U.S. Small Cap Equity Portfolio[1]	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Investment income:
Dividends[2]	$15,536	$12,653,216	$329,810
Interest	—	5,442	422
Income from security lending	54	642,340	631

Total investment income	15,590	13,300,998	330,863

Expenses:
Management fees	5,946	3,444,127	97,368
Administration, transfer agent and custody fees	22,408	251,916	30,696
Professional fees	2,546	28,778	1,061
Shareholder report expenses	1,257	8,602	1,801
Shareholder servicing fees	2,162	1,148,043	35,407
Directors’ fees and expenses	46	19,595	717
Offering expenses	25,154	—	—
Registration and filing fees	8,482	24,021	23,541
Other expenses	2,071	7,713	2,464

Total expenses	70,072	4,932,795	193,055

Less expenses waived/reimbursed	(59,262)	(340,625)	(16,022)

Net expenses	10,810	4,592,170	177,033

Net investment income	4,780	8,708,828	153,830

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,730)	12,416,904	787,318
Net change in unrealized gain (loss) of:
Investments	27,104	(69,083,516)	(480,378)
Foreign currency translation	—	(24)	—

Net change in unrealized gain (loss)	27,104	(69,083,540)	(480,378)

Net realized and unrealized gain (loss)	23,374	(56,666,636)	306,940

Net increase (decrease) in net assets resulting from operations	$28,154	$(47,957,808)	$460,770

[1]	Portfolio commenced operations on November 13, 2017.
[2]	The Quantitative International Equity Portfolio had foreign dividend withholding taxes of $1,460,174.

See Notes to Financial Statements.

39

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2018

	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Investment income:
Dividends	$312,591	$5,805,237	$2,038,840
Interest	256	2,452,181	1,921
Income from security lending	77	1,398	—

Total investment income	312,924	8,258,816	2,040,761

Expenses:
Management fees	91,377	3,954,797	1,051,631
Administration, transfer agent and custody fees	30,680	263,606	136,497
Professional fees	1,006	20,362	5,510
Shareholder report expenses	1,781	5,178	4,956
Shareholder servicing fees	33,228	659,133	175,272
Dividends on securities sold short	—	3,658,923	425,129
Directors’ fees and expenses	675	13,732	3,603
Short position flex fees	—	—	196,822
Registration and filing fees	23,541	31,118	23,977
Other expenses	2,200	7,865	3,345

Total expenses	184,488	8,614,714	2,026,742

Less expenses waived/reimbursed	(18,349)	(1,153,483)	(309,342)

Net expenses	166,139	7,461,231	1,717,400

Net investment income	146,785	797,585	323,361

Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	625,644	28,360,510	9,329,617
Securities sold short	—	(25,562,844)	(2,752,346)

Net realized gain	625,644	2,797,666	6,577,271

Net change in unrealized loss of:
Investments	(555,008)	(24,427,733)	(6,715,343)
Securities sold short	—	11,778,484	1,570,230

Net change in unrealized loss	(555,008)	(12,649,249)	(5,145,113)

Net realized and unrealized gain (loss)	70,636	(9,851,583)	1,432,158

Net increase (decrease) in net assets resulting from operations	$217,421	$(9,053,998)	$1,755,519

See Notes to Financial Statements.

40

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2018

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Mid Cap Equity Portfolio
Investment income:
Dividends	$3,668,835	$34,952,444	$181,900
Interest	7,472	214,041	510
Income from security lending	3,153	1,147,067	349

Total investment income	3,679,460	36,313,552	182,759

Expenses:
Management fees	1,253,734	20,614,891	64,882
Administration, transfer agent and custody fees	131,536	2,888,140	28,475
Professional fees	14,123	234,598	1,008
Shareholder report expenses	3,800	328,686	1,976
Shareholder servicing fees	455,903	—	—
Shareholder servicing fees (Advisor Class)	—	3,945,240	29,492
Shareholder servicing fees (Institutional Class)	—	1,085,033	—
Directors’ fees and expenses	9,489	155,075	448
Registration and filing fees	10,108	50,097	37,296
Other expenses	5,542	146,785	2,262

Total expenses	1,884,235	29,448,545	165,839

Less expenses waived/reimbursed	—	—	(47,872)

Net expenses	1,884,235	29,448,545	117,967

Net investment income	1,795,225	6,865,007	64,792

Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	2,696,774	438,340,023	2,681,742
Net change in unrealized gain (loss) of:
Investments	6,004,844	(483,441,224)	(2,536,921)

Net realized and unrealized gain (loss)	8,701,618	(45,101,201)	144,821

Net increase (decrease) in net assets resulting from operations	$10,496,843	$(38,236,194)	$209,613

See Notes to Financial Statements.

41

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2018

	Large Cap Value Portfolio	Equity Income Portfolio	Secured Options Portfolio
Investment income:
Dividends	$2,018,905	$499,538	$249,808
Interest	822	362	2,493,003
Income from security lending	208	642	—

Total investment income	2,019,935	500,542	2,742,811

Expenses:
Management fees	427,258	96,056	4,408,239
Administration, transfer agent and custody fees	88,505	38,016	547,545
Professional fees	4,862	1,012	51,345
Shareholder report expenses	1,756	1,681	36,528
Shareholder servicing fees	155,367	34,929	—
Shareholder servicing fees (Advisor Class)	—	—	884,796
Directors’ fees and expenses	3,229	751	33,322
Interest expense	—	—	614
Offering expenses	—	13,147	—
Registration and filing fees	21,016	7,013	46,545
Other expenses	2,957	1,573	32,876

Total expenses	704,950	194,178	6,041,810

Less expenses waived/reimbursed	—	(45,728)	—

Net expenses	704,950	148,450	6,041,810

Net investment income (loss)	1,314,985	352,092	(3,298,999)

Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	6,230,383	344,821	7,341
Options written	—	—	(74,422,576)
Purchased options	—	—	113,477,232

Net realized gain	6,230,383	344,821	39,061,997

Net change in unrealized loss of:
Investments	(7,462,298)	(442,641)	677,563
Options written	—	—	124,373,837
Purchased options	—	—	(141,199,630)

Net change in unrealized loss	(7,462,298)	(442,641)	(16,148,230)

Net realized and unrealized gain (loss)	(1,231,915)	(97,820)	22,913,767

Net increase in net assets resulting from operations	$83,070	$254,272	$19,614,768

See Notes to Financial Statements.

42

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2018

	Global Secured Options Portfolio	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio
Investment income:
Dividends[1]	$81,628	$—	$37,227
Interest	15,637	13,232,723	404,912
Income from security lending	—	8,591	1,093

Total investment income	97,265	13,241,314	443,232

Expenses:
Management fees	42,460	1,681,283	105,512
Administration, transfer agent and custody fees	19,721	268,298	35,783
Professional fees	329	29,670	2,042
Shareholder report expenses	2,217	3,047	689
Shareholder servicing fees	15,440	480,367	30,146
Dividends on securities sold short	5,198	—	—
Directors’ fees and expenses	82	19,887	1,250
Interest expense	580	—	—
Registration and filing fees	3,338	8,736	4,959
Other expenses	1,814	10,679	2,961

Total expenses	91,179	2,501,967	183,342

Less expenses waived/reimbursed	—	—	(17,538)

Net expenses	91,179	2,501,967	165,804

Net investment income	6,086	10,739,347	277,428

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	978,833	(1,233,187)	(55,210)
Options written	(215,170)	—	—
Purchased options	608,556	—	—

Net realized gain (loss)	1,372,219	(1,233,187)	(55,210)

Net change in unrealized loss of:
Investments	(1,013,339)	(20,734,389)	(221,379)
Options written	150,393	—	—
Purchased options	(214,780)	—	—

Net change in unrealized loss	(1,077,726)	(20,734,389)	(221,379)

Net realized and unrealized gain (loss)	294,493	(21,967,576)	(276,589)

Net increase (decrease) in net assets resulting from operations	$300,579	$(11,228,229)	$839

[1]	Global Secured Options Portfolio had foreign dividend withholding taxes of $12,625.

See Notes to Financial Statements.

43

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Concluded)

For the Year Ended October 31, 2018

High Yield Municipal Portfolio
Investment income:
Interest	$7,318,160

Total investment income	7,318,160

Expenses:
Management fees	1,221,364
Administration, transfer agent and custody fees	135,023
Professional fees	11,269
Shareholder report expenses	2,726
Shareholder servicing fees	469,755
Directors’ fees and expenses	7,835
Registration and filing fees	9,484
Other expenses	7,833

Total expenses	1,865,289

Net investment income	5,452,871

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(302,326)
Net change in unrealized loss of:
Investments	(3,329,635)

Net realized and unrealized loss	(3,631,961)

Net increase in net assets resulting from operations	$1,820,910

See Notes to Financial Statements.

44

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2018

	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio[1]
Increase (decrease) in net assets
Operations:
Net investment income	$31,060,487	$19,281,182	$14,163
Net realized gain (loss) on:
Investment transactions	214,504,733	439,898,261	(24,574)
Net change in unrealized loss of:
Investments	(127,314,232)	(206,750,443)	(4,590)

Net increase (decrease) in net assets resulting from operations	118,250,988	252,429,000	(15,001)
Distributions from earnings*	—	—	(12,152)
Distributions from earnings: Advisor Class*	(108,519,634)	(71,840,240)	—
Distributions from earnings: Institutional Class*	(32,533,715)	(22,676,269)	—
Net increase (decrease) in net assets from capital share transactions (See note 6)	191,028,830	(688,056,159)	1,118,927

Net increase (decrease) in net assets	168,226,469	(530,143,668)	1,091,774

NET ASSETS:
Beginning of year	2,674,155,128	3,937,031,556	—

End of year**	$2,842,381,597	$3,406,887,888	$1,091,774

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
[1]	Portfolio commenced operations on November 13, 2017.

For the Year Ended October 31, 2017

	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$23,053,074	$20,244,197
Net realized gain on:
Investment transactions	112,943,392	92,697,678
Net change in unrealized gain of:
Investments	413,294,193	757,074,891

Net increase in net assets resulting from operations	549,290,659	870,016,766
Distributions to shareholders from:
Net investment income:
Advisor Class	(18,027,294)	(17,159,516)
Institutional Class	(4,495,507)	(1,964,103)
Net increase in net assets from capital share transactions (See note 6)	180,603,560	62,682,043

Net increase in net assets	707,371,418	913,575,190

NET ASSETS:
Beginning of year	1,966,783,710	3,023,456,366

End of year	$2,674,155,128	$3,937,031,556

Undistributed net investment income included in net assets at end of year	$2,032,279	$2,019,426

See Notes to Financial Statements.

45

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2018

	Quantitative U.S. Small Cap Equity Portfolio[1]	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$4,780	$8,708,828	$153,830
Net realized gain (loss) on:
Investment transactions	(3,730)	12,416,904	787,318
Net change in unrealized gain (loss) of:
Investments	27,104	(69,083,516)	(480,378)
Foreign currency translations	—	(24)	—

Net increase (decrease) in net assets resulting from operations	28,154	(47,957,808)	460,770
Distributions from earnings*	(3,800)	(8,716,752)	(202,750)
Net increase (decrease) in net assets from capital share transactions (See note 6)	1,049,200	(17,822,688)	7,899,714

Net increase (decrease) in net assets	1,073,554	(74,497,248)	8,157,734

NET ASSETS:
Beginning of year	—	461,685,627	13,588,594

End of year**	$1,073,554	$387,188,379	$21,746,328

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
[1]	Portfolio commenced operations on November 13, 2017.

For the Year Ended October 31, 2017

	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$7,911,346	$74,582
Net realized gain (loss) on:
Investment transactions	11,937,738	83,890
Foreign currency transactions	(837)	—
Net change in unrealized gain of:
Investments	62,545,150	2,025,228
Foreign currency translations	206	—

Net increase in net assets resulting from operations	82,393,603	2,183,700
Distributions to shareholders from:
Net investment income	(7,885,718)	(65,637)
Net increase (decrease) in net assets from capital share transactions (See note 6)	(54,106,530)	4,909,970

Net increase in net assets	20,401,355	7,028,033

NET ASSETS:
Beginning of year	441,284,272	6,560,561

End of year	$461,685,627	$13,588,594

Undistributed net investment income included in net assets at end of year	$212,072	$7,492

See Notes to Financial Statements.

46

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2018

	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/ Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$146,785	$797,585	$323,361
Net realized gain (loss) on:
Investment transactions	625,644	28,360,510	9,329,617
Securities sold short	—	(25,562,844)	(2,752,346)
Net change in unrealized gain (loss) of:
Investments	(555,008)	(24,427,733)	(6,715,343)
Securities sold short	—	11,778,484	1,570,230

Net increase (decrease) in net assets resulting from operations	217,421	(9,053,998)	1,755,519
Distributions from earnings*	(223,116)	—	(2,506,149)
Net increase in net assets from capital share transactions (See note 6)	7,125,920	42,075,902	17,093,541

Net increase in net assets	7,120,225	33,021,904	16,342,911

NET ASSETS:
Beginning of year	11,853,352	300,783,832	74,267,201

End of year**	$18,973,577	$333,805,736	$90,610,112

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/ Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$77,241	$(1,165,154)	$158,212
Net realized gain (loss) on:
Investment transactions	79,110	11,127,045	4,562,367
Securities sold short	—	(21,190,936)	(1,343,742)
Net change in unrealized gain (loss) of:
Investments	1,684,871	47,654,596	13,933,940
Securities sold short	—	(3,867,310)	(291,629)

Net increase in net assets resulting from operations	1,841,222	32,558,241	17,019,148
Distributions to shareholders from:
Net investment income	(77,872)	—	(160,173)
Net increase (decrease) in net assets from capital share transactions (See note 6) .	3,573,344	28,812,138	(3,674,368)

Net increase in net assets	5,336,694	61,370,379	13,184,607

NET ASSETS:
Beginning of year	6,516,658	239,413,453	61,082,594

End of year	$11,853,352	$300,783,832	$74,267,201

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$6,920	$(852,391)	$15,798

See Notes to Financial Statements.

47

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2018

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Mid Cap Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$1,795,225	$6,865,007	$64,792
Net realized gain on:
Investment transactions	2,696,774	438,340,023	2,681,742
Net change in unrealized gain (loss) of:
Investments	6,004,844	(483,441,224)	(2,536,921)

Net increase (decrease) in net assets resulting from operations	10,496,843	(38,236,194)	209,613
Distributions from earnings*	(15,680,195)	—	—
Distributions from earnings: Advisor Class*	—	(155,679,103)	(63,157)
Distributions from earnings: Institutional Class*	—	(186,692,964)	—
Net increase (decrease) in net assets from capital share transactions (See note 6)	21,876,413	447,569,616	(11,770,101)

Net increase (decrease) in net assets	16,693,061	66,961,355	(11,623,645)

NET ASSETS:
Beginning of year	209,339,001	3,454,636,210	14,789,602

End of year**	$226,032,062	$3,521,597,565	$3,165,957

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Mid Cap Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$1,612,540	$2,134,665	$51,985
Net realized gain on:
Investment transactions	13,878,632	339,553,081	1,218,041
Net change in unrealized gain of:
Investments	31,243,358	398,451,691	1,655,207

Net increase in net assets resulting from operations	46,734,530	740,139,437	2,925,233
Distributions to shareholders from:
Net investment income:
Net investment income	(1,598,222)	—	—
Advisor Class	—	(1,143,575)	(62,132)
Institutional Class	—	(1,571,028)	—
Net realized gain on investments:
Net realized gain on investments	(11,563,281)	—	—
Advisor Class	—	(27,237,864)	—
Institutional Class	—	(24,946,026)	—
Net increase (decrease) in net assets from capital share transactions (See note 6)	(1,097,983)	137,483,317	(6,122,043)

Net increase (decrease) in net assets	32,475,044	822,724,261	(3,258,942)

NET ASSETS:
Beginning of year	176,863,957	2,631,911,949	18,048,544

End of year	$209,339,001	$3,454,636,210	$14,789,602

Undistributed net investment income included in net assets at end of year	$239,060	$348,454	$1,140

See Notes to Financial Statements.

48

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2018

	Large Cap Value Portfolio	Equity Income Portfolio	Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$1,314,985	$352,092	$(3,298,999)
Net realized gain (loss) on:
Investment transactions	6,230,383	344,821	7,341
Options written	—	—	(74,422,576)
Purchased options	—	—	113,477,232
Net change in unrealized gain (loss) of:
Investments	(7,462,298)	(442,641)	677,563
Options written	—	—	124,373,837
Purchased options	—	—	(141,199,630)

Net increase in net assets resulting from operations	83,070	254,272	19,614,768
Distributions from earnings*	(5,981,449)	(342,969)	—
Distributions from earnings: Advisor Class*	—	—	(27,003,515)
Distributions from earnings: Institutional Class*	—	—	(22,919,496)
Net increase in net assets from capital share transactions (See note 6)	1,030,019	5,654,233	60,394,967

Net increase (decrease) in net assets	(4,868,360)	5,565,536	30,086,724

NET ASSETS:
Beginning of year	76,464,871	12,970,080	812,382,301

End of year**	$71,596,511	$18,535,616	$842,469,025

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

	Large Cap Value Portfolio	Equity Income Portfolio[1]	Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$1,514,496	$126,103	$(4,552,698)
Net realized gain (loss) on:
Investment transactions	4,942,796	(17,393)	6,370,303
Options written	—	—	45,444,375
Net change in unrealized gain of:
Investments	8,697,281	879,089	2,988,347
Options Written	—	—	1,863,564

Net increase in net assets resulting from operations	15,154,573	987,799	52,113,891
Distributions to shareholders from:
Net investment income	(1,640,134)	(105,892)	—
Net realized gain on investments:
Net realized gain on investments	(5,421,668)	—	—
Advisor Class	—	—	(24,886,106)
Institutional Class	—	—	(3,551,257)
Net increase (decrease) in net assets from capital share transactions (See note 6)	(3,782,215)	12,088,173	214,505,934

Net increase in net assets	4,310,556	12,970,080	238,182,462

NET ASSETS:
Beginning of year	72,154,315	—	574,199,839

End of year	$76,464,871	$12,970,080	$812,382,301

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$39,233	$19,270	$(21,056)

[1]	Portfolio commenced operations on December 21, 2016.

See Notes to Financial Statements.

49

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2018

	Global Secured Options Portfolio	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$6,086	$10,739,347	$277,428
Net realized gain (loss) on:
Investment transactions	978,833	(1,233,187)	(55,210)
Options written	(215,170)	—	—
Purchased options	608,556	—	—
Net change in unrealized gain (loss) of:
Investments	(1,013,339)	(20,734,389)	(221,379)
Options written	150,393	—	—
Purchased options	(214,780)	—	—

Net increase (decrease) in net assets resulting from operations	300,579	(11,228,229)	839
Distributions from earnings*	(90,635)	(13,346,135)	(272,978)
Net increase (decrease) in net assets from capital share transactions (See note 6)	(8,341,643)	21,227,341	(7,334,294)

Net increase (decrease) in net assets	(8,131,699)	(3,347,023)	(7,606,433)

NET ASSETS:
Beginning of year	10,641,618	488,548,092	33,900,324

End of year**	$2,509,919	$485,201,069	$26,293,891

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

	Global Secured Options Portfolio	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$90,179	$9,162,397	$221,377
Net realized gain (loss) on:
Investment transactions	1,210,345	2,642,385	(77,153)
Options written	(19,710)	—	—
Net change in unrealized gain (loss) of:
Investments	543,844	(8,388,143)	51,889
Options Written	(91,742)	—	—

Net increase in net assets resulting from operations	1,732,916	3,416,639	196,113
Distributions to shareholders from:
Net investment income	(135,356)	(9,796,163)	(215,204)
Net realized gain on investments	—	(3,226,898)	—
Net increase (decrease) in net assets from capital share transactions (See note 6)	(19,774,126)	11,282,745	3,842,969

Net increase (decrease) in net assets	(18,176,566)	1,676,323	3,823,878

NET ASSETS:
Beginning of year	28,818,184	486,871,769	30,076,446

End of year	$10,641,618	$488,548,092	$33,900,324

Undistributed net investment income included in net assets at end of year	$27,533	$927,412	$18,485

See Notes to Financial Statements.

50

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the Year Ended October 31, 2018

High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$5,452,871
Net realized loss on:
Investment transactions	(302,326)
Net change in unrealized loss of:
Investments	(3,329,635)

Net increase in net assets resulting from operations	1,820,910
Distributions from earnings*	(5,398,931)
Net increase in net assets from capital share transactions (See note 6)	25,457,385

Net increase in net assets	21,879,364

NET ASSETS:
Beginning of year	170,439,764

End of year**	$192,319,128

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$4,480,945
Net realized loss on:
Investment transactions	(425,239)
Net change in unrealized gain of:
Investments	379,365

Net increase in net assets resulting from operations	4,435,071
Distributions to shareholders from:
Net investment income	(4,350,831)
Net realized gain on investments	(615,129)
Net increase in net assets from capital share transactions (See note 6)	17,080,353

Net increase in net assets	16,549,464

NET ASSETS:
Beginning of year	153,890,300

End of year	$170,439,764

Undistributed net investment income included in net assets at end of year	$426,873

See Notes to Financial Statements.

51

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2018

Quantitative U.S. Long/Short Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities
Net decrease in net assets resulting from operations	$(9,053,998)
Investments purchased	(187,652,813)
Investments sold	165,561,538
Purchases to cover securities sold short	(281,430,525)
Securities sold short	282,978,253
(Purchase)/Sale of short term investments, net	(7,872,796)
Increase in Interest receivable	(208,521)
Increase in Cash collateral on deposit at broker	(15,357,406)
Increase in Securities lending receivable	(45)
Increase in Dividends receivable	(211,822)
Increase in Prepaid expenses	(1,015)
Increase in Obligation to return securities lending collateral	1,124,016
Increase in Dividends payable for securities sold short	79,909
Increase in Payable for Management fees	28,839
Increase in Payable for Directors’ fees	894
Increase in Payable for Shareholder Servicing fees	6,786
Decrease in Accrued expenses	(5,279)
Net change in unrealized gain (loss) on investments	24,427,733
Net realized gain from investments	(28,360,510)
Net change in unrealized gain (loss) on securities sold short	(11,778,484)
Net realized loss from securities sold short	25,562,844

Net cash provided by (used in) operating activities	(42,162,402)

Cash flows from financing activities
Proceeds from shares sold	76,535,237
Payments on shares redeemed	(34,372,835)

Net cash provided by (used in) financing activities	42,162,402

Net increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Short sale dividend expense for the fiscal year was $3,658,923.

The Portfolio did not pay any prime broker fees during the year ended October 31, 2018.

See Notes to Financial Statements.

52

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS — (Concluded)

For the Year Ended October 31, 2018

Quantitative U.S. Total Market Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities
Net increase in net assets resulting from operations	$1,755,519
Investments purchased	(87,849,493)
Investments sold	71,750,223
Purchases to cover securities sold short	(36,905,084)
Securities sold short	38,362,617
(Purchase)/Sale of short term investments, net	(208,676)
Increase in Interest receivable	(8)
Increase in Receivable from Investment Advisor	(2,616)
Increase in Dividends receivable	(58,439)
Increase in Prepaid expenses	(271)
Increase in Dividends payable for securities sold short	7,982
Increase in Payable for Management fees	14,544
Increase in Payable for Directors’ fees	292
Increase in Payable for Shareholder Servicing fees	3,422
Increase in Accrued expenses	6,917
Net change in unrealized gain (loss) on investments	6,715,343
Net realized gain from investments	(9,329,617)
Net change in unrealized gain (loss) on securities sold short	(1,570,230)
Net realized loss from securities sold short	2,752,346

Net cash provided by (used in) operating activities	(14,555,229)

Cash flows from financing activities
Proceeds from shares sold	33,825,076
Payments on shares redeemed	(19,068,386)
Cash distributions paid	(201,461)

Net cash provided by (used in) financing activities	14,555,229

Net increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Non-cash financing activities not included herein consist of a reinvestment of dividends of $2,304,688. Short sale dividend expense for the fiscal year was $425,129.

The Portfolio did not pay any prime broker fees during the year ended October 31, 2018.

See Notes to Financial Statements.

53

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Quantitative U.S. Large Cap Core Equity Portfolio Advisor Shares
	For The Years Ended October 31,
	2018[1]	2017	2016[1]	2015	2014

Net asset value, beginning of year	$28.08	$22.36	$22.34	$21.76	$18.57

Income from investment operations:
Net investment income	0.29	0.23	0.25	0.22	0.18
Net realized and unrealized gain on investments	0.95	5.72	0.25	1.23	3.54

Total from investment operations	1.24	5.95	0.50	1.45	3.72

Distributions to shareholders from:
Net investment income	(0.28)	(0.23)	(0.25)	(0.22)	(0.19)
Net realized capital gains	(1.16)	—	(0.23)	(0.65)	(0.34)

Total distributions	(1.44)	(0.23)	(0.48)	(0.87)	(0.53)

Net asset value, end of year	$27.88	$28.08	$22.36	$22.34	$21.76

Total return	4.42%	26.74%	2.34%	6.83%	20.46%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,075,264	$2,124,803	$1,691,802	$1,643,278	$724,089
Ratio of operating expenses to average net assets	0.85%	0.86%	0.88%	0.87%	0.87%
Ratio of net investment income to average net assets	1.02%	0.94%	1.14%	1.05%	1.00%
Portfolio turnover rate[2]	71%	62%	111%	122%	73%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Core Equity Portfolio Institutional Shares
	For The Years Ended October 31,		For the Period December 30, 2015[1] through October 31, 2016[2]
	2018	2017

Net asset value, beginning of year	$28.09	$22.37	$21.85

Income from investment operations:
Net investment income	0.34	0.27	0.29
Net realized and unrealized gain on investments	0.95	5.73	0.45

Total from investment operations	1.29	6.00	0.74

Distributions to shareholders from:
Net investment income	(0.33)	(0.28)	(0.22)
Net realized capital gains	(1.16)	—	—

Total distributions	(1.49)	(0.28)	(0.22)

Net asset value, end of year	$27.89	$28.09	$22.37

Total return	4.61%	26.96%	3.41%[3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$767,117	$549,352	$274,982
Ratio of operating expenses to average net assets	0.65%	0.66%	0.68%[4]
Ratio of net investment income to average net assets	1.22%	1.12%	1.31%[4]
Portfolio turnover rate[5]	71%	62%	111%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

54

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Quantitative U.S. Large Cap Growth Equity Portfolio Advisor Shares
	For The Years Ended October 31,
	2018	2017	2016[1]	2015	2014

Net asset value, beginning of year	$31.54	$24.76	$24.70	$23.05	$19.65

Income from investment operations:
Net investment income	0.16	0.16	0.16	0.13	0.14
Net realized and unrealized gain on investments	1.58	6.77	0.05 [2]	2.26	4.26

Total from investment operations	1.74	6.93	0.21	2.39	4.40

Distributions to shareholders from:
Net investment income	(0.17)	(0.15)	(0.15)	(0.13)	(0.14)
Net realized capital gains	(0.59)	—	—	(0.61)	(0.86)

Total distributions	(0.76)	(0.15)	(0.15)	(0.74)	(1.00)

Net asset value, end of year	$32.52	$31.54	$24.76	$24.70	$23.05

Total return	5.53%	28.05%	0.87%	10.60%	23.36%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,660,858	$3,076,616	$2,988,342	$1,959,171	$630,362
Ratio of operating expenses to average net assets	0.85%	0.86%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	0.44%	0.56%	0.66%	0.59%	0.70%
Portfolio turnover rate[3]	63%	69%	88%	95%	76%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized loss for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.

[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

55

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Quantitative U.S. Large Cap Growth Equity Portfolio Institutional Shares
	For The Years Ended October 31,		For the Period November 5, 2015[1] through October 31, 2016[2]
	2018	2017

Net asset value, beginning of year	$31.55	$24.77	$24.83

Income from investment operations:
Net investment income	0.21	0.18	0.22
Net realized and unrealized gain (loss) on investments	1.59	6.80	(0.08)

Total from investment operations	1.80	6.98	0.14

Distributions to shareholders from:
Net investment income	(0.23)	(0.20)	(0.20)
Net realized capital gains	(0.59)	—	—

Total distributions	(0.82)	(0.20)	(0.20)

Net asset value, end of year	$32.53	$31.55	$24.77

Total return	5.74%	28.28%	0.60%[3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$746,030	$860,416	$35,114
Ratio of operating expenses to average net assets	0.65%	0.66%	0.68%[4]
Ratio of net investment income to average net assets	0.64%	0.66%	0.90%[4]
Portfolio turnover rate[5]	63%	69%	88%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

56

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Quantitative U.S. Large Cap Value Equity Portfolio
For the Period November 13, 2017 through October 31,[1] 2018

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain (loss) on investments	(0.20)

Total from investment operations	(0.06)

Distributions to shareholders from:
Net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$9.82

Total return	(0.69)%[2,3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of period (in 000s)	$1,092
Ratio of operating expenses before waiver/reimbursement to average net assets	6.52%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%[4]
Ratio of net investment income to average net assets	1.36%[4]
Portfolio turnover rate	61%[5]

[1]	Commencement of operations.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	Total return calculation is not annualized.
[4]	Annualized.
[5]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.

57

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Quantitative U.S. Small Cap Equity Portfolio
For the Period November 13, 2017 through October 31,[1] 2018

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	0.24

Total from investment operations	0.29

Distributions to shareholders from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$10.25

Total return	2.85%[2,3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of period (in 000s)	$1,074
Ratio of operating expenses before waiver/reimbursement to average net assets	6.48%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%[4]
Ratio of net investment income to average net assets	0.44%[4]
Portfolio turnover rate	80%[5]

[1]	Commencement of operations.
[2]	Total return calculation is not annualized.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Annualized.
[5]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.

58

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Quantitative International Equity Portfolio
	For the Years Ended October 31,
	2018	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$15.16	$12.76	$13.45	$13.83	$14.52

Income from investment operations:
Net investment income	0.29	0.25	0.24	0.15	0.24
Net realized and unrealized gain (loss) on investments	(1.90)	2.41	(0.71)	(0.40)	(0.65)

Total from investment operations	(1.61)	2.66	(0.47)	(0.25)	(0.41)

Distributions to shareholders from:
Net investment income	(0.29)	(0.26)	(0.22)	(0.13)	(0.28)

Total distributions	(0.29)	(0.26)	(0.22)	(0.13)	(0.28)

Net asset value, end of year	$13.26	$15.16	$12.76	$13.45	$13.83

Total return	(10.80)%[2]	20.96%[2]	(3.44)%[2]	(1.83)%[2]	(2.94)%[2]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$387,188	$461,686	$441,284	$243,403	$37,520
Ratio of operating expenses before waiver/reimbursement to average net assets	1.07%	1.06%	1.12%	1.24%	1.24%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.04%	1.24%	1.23%
Ratio of net investment income to average net assets	1.90%	1.82%	1.88%	1.10%	1.64%
Portfolio turnover rate	78%	75%	121%	148%	47%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

See Notes to Financial Statements.

59

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Responsible ESG U.S. Equity Portfolio
	For the Years Ended October 31,		For the Period December 22, 2015[1] through October 31, 2016[2]
	2018	2017

Net asset value, beginning of year	$13.61	$10.84	$10.00

Income from investment operations:
Net investment income	0.11	0.09	0.07
Net realized and unrealized gain on investments	0.57	2.77	0.82

Total from investment operations	0.68	2.86	0.89

Distributions to shareholders from:
Net investment income	(0.11)	(0.09)	(0.05)
Net realized capital gains	(0.06)	—	—

Total distributions	(0.17)	(0.09)	(0.05)

Net asset value, end of year	$14.12	$13.61	$10.84

Total return[3]	5.01%	26.42%	8.87%[4]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$21,746	$13,589	$6,561
Ratio of operating expenses before waiver/reimbursement to average net assets	1.09%	1.23%	2.21%[5]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%[5]
Ratio of net investment income to average net assets	0.87%	0.75%	0.76%[5]
Portfolio turnover rate	61%	54%	65%[6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.

See Notes to Financial Statements.

60

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Women in Leadership U.S. Equity Portfolio
	For the Years Ended October 31,		For the Period December 22, 2015[1] through October 31, 2016[2]
	2018[2]	2017

Net asset value, beginning of year	$13.10	$10.65	$10.00

Income from investment operations:
Net investment income	0.12	0.11	0.14
Net realized and unrealized gain on investments	0.32	2.45	0.63

Total from investment operations	0.44	2.56	0.77

Distributions to shareholders from:
Net investment income	(0.11)	(0.11)	(0.12)
Net realized capital gains	(0.09)	—	—

Total distributions	(0.20)	(0.11)	(0.12)

Net asset value, end of year	$13.34	$13.10	$10.65

Total return[3]	3.36%	24.11%	7.73%[4]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$18,974	$11,853	$6,517
Ratio of operating expenses before waiver/reimbursement to average net assets	1.11%	1.28%	2.22%[5]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%[5]
Ratio of net investment income to average net assets	0.88%	0.88%	1.31%[5]
Portfolio turnover rate	81%	70%	81%[6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.

See Notes to Financial Statements.

61

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Quantitative U.S. Long/Short Equity Portfolio
	For the Years Ended October 31,
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$12.86	$11.39	$11.32	$10.80	$10.50

Income from investment operations:
Net investment income (loss)	0.03	(0.05)	(0.03)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.34)	1.52	0.10	0.59	0.37

Total from investment operations	(0.31)	1.47	0.07	0.52	0.30

Net asset value, end of year	$12.55	$12.86	$11.39	$11.32	$10.80

Total return[2]	(2.41)%	12.91%	0.62%	4.81%[3]	2.86%[3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$333,806	$300,784	$239,413	$193,480	$109,965
Ratio of operating expenses before waiver/reimbursement to average net assets	2.61%	2.77%	2.73%	2.64%	2.48%
Ratio of operating expenses after waiver/reimbursement to average net assets[4]	2.26%	2.42%	2.38%	2.29%	2.13%
Ratio of net investment income to average net assets	0.24%	(0.43)%	(0.41)%	(0.67)%	(0.63)%
Portfolio turnover rate[5]	84%	65%	98%	119%	150%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.

[4]

The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short was 1.15%, 1.15%, 1.17%, 1.16% and 1.22% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014 respectively.

[5]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.

62

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Quantitative U.S. Total Market Equity Portfolio
	For the Years Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.88	$14.65	$14.68	$15.07	$12.78

Income from investment operations:
Net investment income	0.07	0.04	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.51	4.23	(0.04)	0.49	2.29

Total from investment operations	0.58	4.27	0.05	0.57	2.35

Distributions to shareholders from:
Net investment income	(0.06)	(0.04)	(0.08)	(0.08)	(0.06)
Net realized capital gains	(0.55)	—	—	(0.88)	(0.00)[1]

Total distributions	(0.61)	(0.04)	(0.08)	(0.96)	(0.06)

Net asset value, end of year	$18.85	$18.88	$14.65	$14.68	$15.07

Total return[2]	3.01%	29.18%	0.37%	3.94%	18.43%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$90,610	$74,267	$61,083	$88,734	$61,467
Ratio of operating expenses before waiver/reimbursement to average net assets	2.31%	2.40%	2.59%	2.29%	2.23%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	1.96%	2.05%	2.16%	1.93%	1.85%
Ratio of net investment income to average net assets	0.37%	0.24%	0.56%	0.55%	0.41%
Portfolio turnover rate[4]	82%	70%	88%	129%	117%

[1]	Amount rounds to less than $0.01 per share.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]

The ratio of operating expenses after waiver/reimbursement excluding dividends sold short and flex fees was 1.25%, 1.23%, 1.25%, 1.25% and 1.25% for the years ended October 31, 2018, 2017, 2016, 2015, 2014, respectively.

[4]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

	Strategic Equity Portfolio
	For the Years Ended October 31,
	2018[1]	2017	2016	2015	2014

Net asset value, beginning of year	$24.90	$20.94	$21.80	$23.89	$23.14

Income from investment operations:
Net investment income	0.20	0.19	0.21	0.23	0.23
Net realized and unrealized gain on investments	1.07	5.35	0.81	0.76	3.20

Total from investment operations	1.27	5.54	1.02	0.99	3.43

Distributions to shareholders from:
Net investment income	(0.20)	(0.19)	(0.20)	(0.24)	(0.24)
Net realized capital gains	(1.67)	(1.39)	(1.68)	(2.84)	(2.44)

Total distributions	(1.87)	(1.58)	(1.88)	(3.08)	(2.68)

Net asset value, end of year	$24.30	$24.90	$20.94	$21.80	$23.89

Total return	5.14%	27.83%	5.22%	4.49%	16.48%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$226,032	$209,339	$176,864	$174,409	$184,368
Ratio of operating expenses to average net assets	0.83%	0.82%	0.84%	0.84%	0.86%
Ratio of net investment income to average net assets	0.79%	0.84%	1.00%	1.03%	1.04%
Portfolio turnover rate	6%	15%	22%	23%	22%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

63

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Small Cap Equity Portfolio Advisor Shares
	For The Years Ended October 31,
	2018	2017	2016	2015	2014[1]

Net asset value, beginning of year	$32.13	$25.61	$26.02	$26.30	$26.12

Income from investment operations:
Net investment income (loss)	0.02	(0.01)	0.03	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	(0.10)	7.07	(0.15)	0.74	1.49

Total from investment operations	(0.08)	7.06	(0.12)	0.76	1.47

Distributions to shareholders from:
Net investment income	(0.02)	(0.02)	(0.05)	(0.02)	(0.10)
Net realized capital gains	(3.21)	(0.52)	(0.24)	(1.02)	(1.19)

Total distributions	(3.23)	(0.54)	(0.29)	(1.04)	(1.29)

Net asset value, end of year	$28.82	$32.13	$25.61	$26.02	$26.30

Total return	(0.58)%	27.84%	(0.43)%	3.03%	5.86%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,390,136	$1,574,979	$1,367,160	$1,399,042	$1,139,273
Ratio of operating expenses to average net assets	0.90%	0.90%	0.91%	0.91%	0.94%
Ratio of net investment income (loss) (expenses in excess of income) to average net assets	0.07%	(0.04)%	0.12%	0.07%	(0.07)%
Portfolio turnover rate[2]	44%	63%	58%	53%	45%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Portfolio turnover is calculated at the fund level.

	Small Cap Equity Portfolio Institutional Shares
	For The Years Ended October 31,
	2018	2017	2016	2015	2014[1]

Net asset value, beginning of year	$33.54	$26.67	$27.07	$27.28	$27.00

Income from investment operations:
Net investment income	0.09	0.05	0.08	0.08	0.01
Net realized and unrealized gain (loss) on investments	(0.10)	7.37	(0.16)	0.76	1.57

Total from investment operations	(0.01)	7.42	(0.08)	0.84	1.58

Distributions to shareholders from:
Net investment income	(0.07)	(0.03)	(0.08)	(0.03)	(0.11)
Net realized capital gains	(3.21)	(0.52)	(0.24)	(1.02)	(1.19)

Total distributions	(3.28)	(0.55)	(0.32)	(1.05)	(1.30)

Net asset value, end of year	$30.25	$33.54	$26.67	$27.07	$27.28

Total return	(0.36)%	28.10%	(0.25)%	3.24%	6.10%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,131,461	$1,879,657	$1,264,752	$963,970	$531,853
Ratio of operating expenses to average net assets	0.70%	0.70%	0.71%	0.71%	0.74%
Ratio of net investment income to average net assets	0.27%	0.16%	0.30%	0.26%	0.03%
Portfolio turnover rate[2]	44%	63%	58%	53%	45%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

64

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Mid Cap Equity Portfolio Advisor Shares
	For The Years Ended October 31,				For the Period September 30, 2014[1] through October 31, 2014[2]
	2018[2]	2017	2016	2015[2]

Net asset value, beginning of year	$11.64	$9.90	$10.57	$10.23	$10.00

Income from investment operations:
Net investment income (loss)	0.07	0.03	0.08	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(0.24)	1.75	(0.60)	0.32 [3]	0.24

Total from investment operations	(0.17)	1.78	(0.52)	0.37	0.23

Distributions to shareholders from:
Net investment income	(0.07)	(0.04)	(0.07)	(0.03)	—
Net realized capital gains	—	—	(0.08)	—	—

Total distributions	(0.07)	(0.04)	(0.15)	(0.03)	—

Net asset value, end of year	$11.40	$11.64	$9.90	$10.57	$10.23

Total return[4]	(1.51)%	18.00%	(4.94)%	3.62%	2.30%[5]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$3,166	$14,790	$18,049	$29,980	$9,262
Ratio of operating expenses before waiver/reimbursement to average net assets	1.41%	1.16%	1.15%	1.44%	1.58%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%[6]
Ratio of net investment income (loss) (expenses in excess of income) to average net assets	0.56%	0.30%	0.66%	0.43%	(0.30)%[6]
Portfolio turnover rate	26%	47%	84%	54%	3%[7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized loss for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.

[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	Total return calculation is not annualized.
[6]	Annualized.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of September 30, 2014 through October 31, 2014.

See Notes to Financial Statements.

65

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Large Cap Value Portfolio
	For the Years Ended October 31,
	2018[1]	2017[1]	2016	2015[1]	2014

Net asset value, beginning of year	$11.37	$10.22	$11.15	$12.85	$12.96

Income from investment operations:
Net investment income	0.19	0.21	0.19	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.16)	1.96	0.30	0.06	1.72

Total from investment operations	0.03	2.17	0.49	0.18	1.75

Distributions to shareholders from:
Net investment income	(0.18)	(0.24)	(0.17)	(0.11)	(0.05)
Net realized capital gains	(0.71)	(0.78)	(1.25)	(1.77)	(1.81)

Total distributions	(0.89)	(1.02)	(1.42)	(1.88)	(1.86)

Net asset value, end of year	$10.51	$11.37	$10.22	$11.15	$12.85

Total return	0.04%	22.17%	5.58%	1.28%	15.48%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$71,597	$76,465	$72,154	$83,065	$98,642
Ratio of operating expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of net investment income to average net assets	1.69%	1.99%	1.83%	1.03%	0.28%
Portfolio turnover rate	71%	93%	110%	106%	106%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

66

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Equity Income Portfolio
	For the Year Ended October 31, 2018	For the Period December 21, 2016[1] through October 31, 2017[2]

Net asset value, beginning of year	$11.06	$10.00

Income from investment operations:
Net investment income	0.22	0.16
Net realized and unrealized gain on investments	0.09	1.01

Total from investment operations	0.31	1.17

Distributions to shareholders from:
Net investment income	(0.22)	(0.11)
Net realized capital gains	(0.00)[3]	—

Total distributions	(0.22)	(0.11)

Net asset value, end of year	$11.15	$11.06

Total return[4]	2.79%	11.77%[5]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$18,536	$12,970
Ratio of operating expenses before waiver/reimbursement to average net assets	1.11%	2.08%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%[6]
Ratio of net investment income to average net assets	2.02%	1.82%[6]
Portfolio turnover rate	29%	14%[7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	Total return calculation is not annualized.
[6]	Annualized.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of December 21, 2016 through October 31, 2017.

See Notes to Financial Statements.

67

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Secured Options Portfolio Advisor Shares
	For The Years Ended October 31,
	2018	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$12.75	$12.45	$12.57	$12.47	$13.24

Income from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.09)	(0.09)	(0.11)
Net realized and unrealized gain on investments	0.40	0.99	0.68	0.84	0.85

Total from investment operations	0.34	0.91	0.59	0.75	0.74

Distributions to shareholders from:
Net realized capital gains	(0.79)	(0.61)	(0.71)	(0.65)	(1.51)

Total distributions	(0.79)	(0.61)	(0.71)	(0.65)	(1.51)

Net asset value, end of year	$12.30	$12.75	$12.45	$12.57	$12.47

Total return	2.81%	7.53%	5.08%	6.37%	6.22%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$445,946	$446,859	$574,200	$395,163	$365,675
Ratio of operating expenses to average net assets[2]	0.84%	0.85%	0.85%	0.84%	0.87%
Ratio of net investment income (loss) (expenses in excess of income) to average net assets[2]	(0.50)%	(0.68)%	0.95%	(0.77)%	(0.81)%
Portfolio turnover rate[3]	—%[4]	—%[4]	—%[4]	—%[4]	1,108%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[3]	Portfolio turnover is calculated at the fund level.
[4]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.

68

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Secured Options Portfolio Institutional Shares
	For The Years Ended October 31, 2018[2]	For the Period November 9, 2016[1] through October 31, 2017[2]

Net asset value, beginning of year	$12.77	$12.61

Income from investment operations:
Net investment income (loss)	(0.04)	(0.06)
Net realized and unrealized gain on investments	0.40	0.83

Total from investment operations	0.36	0.77

Distributions to shareholders from:
Net realized capital gains	(0.79)	(0.61)

Total distributions	(0.79)	(0.61)

Net asset value, end of year	$12.34	$12.77

Total return	2.97%	6.34%[3]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$396,523	$365,523
Ratio of operating expenses to average net assets[4]	0.64%	0.65%[5]
Ratio of net investment income (loss) (expenses in excess of income) to average net assets[4]	(0.30)%	(0.45)%[5]
Portfolio turnover rate[6,7]	—%	—%

[1]	Class commenced operations on November 9, 2016.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level.
[7]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.

69

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Global Secured Options Portfolio
	For the Years Ended October 31,
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$10.58	$9.60	$9.96	$10.58	$11.52

Income from investment operations:
Net investment income	0.01	0.06	0.15	0.19	0.13
Net realized and unrealized gain (loss) on investments	(0.09)	0.99	(0.30)	(0.48)	(0.11)

Total from investment operations	(0.08)	1.05	(0.15)	(0.29)	0.02

Distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.21)	(0.21)	(0.11)
Net realized capital gains	—	—	—	(0.12)	(0.85)

Total distributions	(0.09)	(0.07)	(0.21)	(0.33)	(0.96)

Net asset value, end of year	$10.41	$10.58	$9.60	$9.96	$10.58

Total return	(0.76)%	10.94%	(1.47)%	(2.78)%	0.30%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,510	$10,642	$28,818	$88,478	$100,552
Ratio of operating expenses to average net assets[2]	1.17%[3]	1.13%	0.91%	0.84%	0.87%
Ratio of net investment income to average net assets[2]	0.08%	0.58%	1.61%	1.83%	1.20%
Portfolio turnover rate	224%	9%	70%	106%	81%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[3]	The ratio of operating expenses excluding dividends on securities sold short and interest expense was 1.11% for the period ended October 31, 2018.

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2018	2017[1]	2016	2015	2014

Net asset value, beginning of year	$11.04	$11.26	$11.20	$11.21	$11.22

Income from investment operations:
Net investment income	0.25	0.21	0.21	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.50)	(0.13)	0.14	0.01	0.02

Total from investment operations	(0.25)	0.08	0.35	0.24	0.27

Distributions to shareholders from:
Net investment income	(0.26)	(0.22)	(0.23)	(0.25)	(0.26)
Net realized capital gains	(0.04)	(0.08)	(0.06)	—	(0.02)

Total distributions	(0.30)	(0.30)	(0.29)	(0.25)	(0.28)

Net asset value, end of year	$10.49	$11.04	$11.26	$11.20	$11.21

Total return	(2.32)%	0.75%	3.15%	2.20%	2.52%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$485,201	$488,548	$486,872	$433,086	$426,528
Ratio of operating expenses to average net assets	0.52%	0.52%	0.54%	0.53%	0.56%
Ratio of net investment income to average net assets	2.24%	1.90%	1.84%	2.11%	2.23%
Portfolio turnover rate	29%	46%	24%	27%	18%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

70

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Short Term Tax Aware Fixed Income Portfolio
	For the Years Ended October 31,		For the Period June 29, 2016[1] through October 31, 2016[2]
	2018	2017[2]

Net asset value, beginning of year	$9.98	$9.99	$10.00

Income from investment operations:
Net investment income	0.09	0.07	0.02
Net realized and unrealized gain (loss) on investments	(0.08)	(0.01)	(0.02)

Total from investment operations	0.01	0.06	0.00

Distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.01)

Total distributions	(0.09)	(0.07)	(0.01)

Net asset value, end of year	$9.90	$9.98	$9.99

Total return[3]	0.10%	0.57%	(0.02)%[4]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$26,294	$33,900	$30,076
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	0.61%	0.69%	0.90%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	0.55%	0.55%	0.55%[6]
Ratio of net investment income to average net assets[5]	0.92%	0.69%	0.46%[6]
Portfolio turnover rate	19%	31%	35%[7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[6]	Annualized.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of June 29, 2016 through October 31, 2016.

See Notes to Financial Statements.

71

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Concluded)

For a share outstanding throughout each year

	High Yield Municipal Portfolio
	For the Years Ended October 31,		For the Period December 22, 2015[1] through October 31, 2016[2]
	2018	2017

Net asset value, beginning of year	$10.35	$10.39	$10.00

Income from investment operations:
Net investment income	0.30	0.30	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	(0.01)	0.34

Total from investment operations	0.11	0.29	0.56

Distributions to shareholders from:
Net investment income	(0.30)	(0.29)	(0.17)
Net realized capital gains	—	(0.04)	—

Total distributions	(0.30)	(0.33)	(0.17)

Net asset value, end of year	$10.16	$10.35	$10.39

Total return	1.04%	2.89%	5.56%[3,4]

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$192,319	$170,440	$153,893
Ratio of operating expenses to average net assets	0.99%	1.00%	—%
Ratio of operating expenses before waiver/reimbursement to average net assets	—%	—%	1.08%[5]
Ratio of operating expenses after waiver/reimbursement to average net assets	—%	—%	1.00%[5]
Ratio of net investment income to average net assets	2.90%	2.92%	2.44%[5]
Portfolio turnover rate	44%[6]	43%[6]	73%[7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	Annualized.
[6]	Variable Rate Demand Note (VRDN) securities are excluded from the portfolio turnover calculation.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.

See Notes to Financial Statements.

72

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.8%
	Aerospace & Defense — 2.2%
138,655	Boeing Co. (The)	$49,203,113
69,914	General Dynamics Corp.	12,065,758

		61,268,871

	Airlines — 0.5%
276,659	Delta Air Lines, Inc.	15,141,547

	Banks — 6.0%
811,475	Citizens Financial Group, Inc.	30,308,591
385,117	Comerica, Inc.	31,410,143
1,070,661	Fifth Third Bancorp	28,897,141
296,808	JPMorgan Chase & Co.	32,358,008
1,572,499	Regions Financial Corp.	26,685,308
317,052	SunTrust Banks, Inc.	19,866,478

		169,525,669

	Beverages — 1.0%
542,498	Monster Beverage Corp.[1]	28,671,019

	Biotechnology — 4.4%
319,492	AbbVie, Inc.	24,872,452
142,320	Amgen, Inc.	27,437,873
92,666	Biogen, Inc.[1]	28,195,484
248,291	Celgene Corp.[1]	17,777,635
396,599	Gilead Sciences, Inc.	27,040,120

		125,323,564

	Building Products — 0.7%
453,970	Fortune Brands Home & Security, Inc.	20,351,475
31,168	Resideo Technologies, Inc.[1]	656,076

		21,007,551

	Capital Markets — 4.4%
201,254	Ameriprise Financial, Inc.	25,607,559
283,483	Bank of New York Mellon Corp. (The)	13,417,250
185,743	CME Group, Inc.	34,035,547
322,017	Intercontinental Exchange, Inc.	24,808,190
136,259	Northern Trust Corp.	12,817,884
151,740	T Rowe Price Group, Inc.	14,717,263

		125,403,693

	Chemicals — 1.0%
130,790	Celanese Corp.	12,678,783
172,426	LyondellBasell Industries N.V. — Class A	15,392,469

		28,071,252

	Commercial Services & Supplies — 1.1%
334,738	Waste Management, Inc.	29,949,009

	Communications Equipment — 2.4%
800,373	Cisco Systems, Inc.	36,617,065
181,807	F5 Networks, Inc.[1]	31,867,131

		68,484,196

	Consumer Finance — 1.6%
1,121,873	Ally Financial, Inc.	28,506,793
590,826	Synchrony Financial	17,063,055

		45,569,848

See Notes to Financial Statements.

73

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Containers & Packaging — 1.4%
305,256	Avery Dennison Corp.	$27,692,824
272,548	WestRock Co.	11,711,388

		39,404,212

	Diversified Consumer Services — 1.0%
691,340	Service Corp. International	28,669,870

	Diversified Telecommunication Services — 1.9%
620,806	AT&T, Inc.	19,046,328
598,661	Verizon Communications, Inc.	34,177,557

		53,223,885

	Electric Utilities — 2.3%
773,907	Exelon Corp.	33,904,866
659,609	PG&E Corp.	30,876,297

		64,781,163

	Electrical Equipment — 1.9%
407,254	AMETEK, Inc.	27,318,598
382,285	Eaton Corp. PLC	27,398,366

		54,716,964

	Entertainment — 1.7%
198,653	Electronic Arts, Inc.[1]	18,073,450
273,730	Walt Disney Co. (The)	31,432,416

		49,505,866

	Equity Real Estate Investment Trusts — 1.9%
1,353,600	Host Hotels & Resorts, Inc.	25,867,296
146,334	Simon Property Group, Inc.	26,855,216

		52,722,512

	Food & Staples Retailing — 2.1%
460,874	Walgreens Boots Alliance, Inc.	36,763,919
219,590	Walmart, Inc.	22,020,485

		58,784,404

	Food Products — 3.1%
671,220	General Mills, Inc.	29,399,436
165,017	JM Smucker Co. (The)	17,874,641
289,435	McCormick & Co., Inc.	41,678,640

		88,952,717

	Health Care Providers & Services — 7.3%
161,198	Anthem, Inc.	44,421,333
223,888	Centene Corp.[1]	29,177,084
439,707	CVS Health Corp.	31,830,390
223,540	DaVita, Inc.[1]	15,053,184
202,770	Express Scripts Holding Co.[1]	19,662,607
97,786	Humana, Inc.	31,331,612
134,441	UnitedHealth Group, Inc.	35,136,155

		206,612,365

	Hotels, Restaurants & Leisure — 1.4%
248,475	Marriott International, Inc. — Class A	29,044,243
299,142	Wyndham Destinations, Inc.	10,733,215

		39,777,458

	Household Products — 1.7%
547,113	Church & Dwight Co., Inc.	32,482,099

See Notes to Financial Statements.

74

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Household Products — (Continued)
182,175	Procter & Gamble Co. (The)	$16,155,279

		48,637,378

	Independent Power & Renewable Electricity Producer — 1.4%
2,655,810	AES Corp.	38,721,710

	Industrial Conglomerates — 1.0%
187,005	Honeywell International, Inc.	27,082,064

	Insurance — 3.0%
416,182	Arthur J Gallagher & Co.	30,801,630
640,040	MetLife, Inc.	26,363,247
236,511	Progressive Corp. (The)	16,484,817
337,189	Unum Group	12,226,473

		85,876,167

	Interactive Media & Services — 2.0%
25,796	Alphabet, Inc. — Class A1	28,132,602
184,532	Facebook, Inc. — Class A1	28,010,112

		56,142,714

	Internet & Direct Marketing Retail — 0.8%
782,519	eBay, Inc.[1]	22,716,527

	IT Services — 6.0%
177,838	Accenture PLC — Class A	28,030,825
395,890	Amdocs, Ltd.	25,047,960
405,042	Cognizant Technology Solutions Corp. — Class A	27,960,049
108,119	DXC Technology Co.	7,874,307
549,874	PayPal Holdings, Inc.[1]	46,293,892
266,696	Visa, Inc. — Class A	36,764,044

		171,971,077

	Life Sciences Tools & Services — 1.0%
150,483	Waters Corp.[1]	28,545,120

	Machinery — 1.5%
329,309	Ingersoll-Rand PLC	31,593,906
80,148	Snap-on, Inc.	12,337,983

		43,931,889

	Media — 3.3%
833,234	Comcast Corp. — Class A	31,779,545
644,040	Interpublic Group of Cos., Inc. (The)	14,915,966
1,138,920	News Corp. — Class A	15,022,355
434,324	Omnicom Group, Inc.	32,278,960

		93,996,826

	Metals & Mining — 0.9%
677,624	Steel Dynamics, Inc.	26,833,910

	Multi-line Retail — 2.6%
475,529	Kohl’s Corp.	36,011,811
447,668	Target Corp.	37,438,475

		73,450,286

	Multi-Utilities — 0.5%
136,046	DTE Energy Co.[2]	15,291,570

	Oil, Gas & Consumable Fuels — 5.3%
241,983	Chevron Corp.	27,017,402

See Notes to Financial Statements.

75

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Oil, Gas & Consumable Fuels — (Continued)
1,674,996	Kinder Morgan, Inc.	$28,508,432
619,694	Marathon Petroleum Corp.	43,657,442
257,975	Phillips 66	26,524,989
259,031	Valero Energy Corp.	23,595,134

		149,303,399

	Pharmaceuticals — 2.6%
360,836	Eli Lilly & Co.	39,129,056
821,999	Pfizer, Inc.	35,395,277

		74,524,333

	Real Estate Management & Development — 0.9%
646,889	CBRE Group, Inc. — Class A1	26,063,158

	Semiconductors & Semiconductor Equipment — 4.0%
545,968	Applied Materials, Inc.	17,951,428
694,528	Intel Corp.	32,559,473
143,327	KLA-Tencor Corp.	13,120,154
150,376	Lam Research Corp.	21,312,790
298,733	Texas Instruments, Inc.	27,731,384

		112,675,229

	Software — 4.5%
342,517	CA, Inc.	15,194,054
171,460	Citrix Systems, Inc.[1]	17,569,506
331,137	Microsoft Corp.	35,368,743
400,415	Oracle Corp.	19,556,269
288,139	VMware, Inc. — Class A1	40,739,973

		128,428,545

	Specialty Retail — 2.3%
427,364	Best Buy Co., Inc.	29,983,858
76,348	Home Depot, Inc. (The)	13,428,086
225,666	Ross Stores, Inc.	22,340,934

		65,752,878

	Technology Hardware, Storage & Peripherals — 3.2%
732,139	HP, Inc.	17,673,835
640,050	NetApp, Inc.	50,237,524
536,365	Western Digital Corp.	23,101,241

		91,012,600

	TOTAL COMMON STOCKS (Cost $2,341,099,012)	2,836,525,015

Face Amount

REPURCHASE AGREEMENT* — 0.1%
$2,944,141	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $2,944,175, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $3,040,000, coupon rate of 2.375%, due 4/15/2021, market value of $3,006,940)	2,944,141

	TOTAL REPURCHASE AGREEMENT (Cost $2,944,141)	2,944,141

See Notes to Financial Statements.

76

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.2%
5,112,366	State Street Navigator Securities Lending Government Money Market Portfolio	$5,112,366

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $5,112,366)	5,112,366

TOTAL INVESTMENTS (Cost $2,349,155,519)	100.1%	$2,844,581,522

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(2,199,925)

NET ASSETS	100.0%	$2,842,381,597

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

77

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Health Care Providers & Services	7.3%	$206,612,365
IT Services	6.0	171,971,077
Banks	6.0	169,525,669
Oil, Gas & Consumable Fuels	5.3	149,303,399
Software	4.5	128,428,545
Capital Markets	4.4	125,403,693
Biotechnology	4.4	125,323,564
Semiconductors & Semiconductor Equipment	4.0	112,675,229
Media	3.3	93,996,826
Technology Hardware, Storage & Peripherals	3.2	91,012,600
Food Products	3.1	88,952,717
Insurance	3.0	85,876,167
Pharmaceuticals	2.6	74,524,333
Multi-line Retail	2.6	73,450,286
Communications Equipment	2.4	68,484,196
Specialty Retail	2.3	65,752,878
Electric Utilities	2.3	64,781,163
Aerospace & Defense	2.2	61,268,871
Food & Staples Retailing	2.1	58,784,404
Interactive Media & Services	2.0	56,142,714
Electrical Equipment	1.9	54,716,964
Diversified Telecommunication Services	1.9	53,223,885
Equity Real Estate Investment Trusts	1.9	52,722,512
Entertainment	1.7	49,505,866
Household Products	1.7	48,637,378
Consumer Finance	1.6	45,569,848
Machinery	1.5	43,931,889
Hotels, Restaurants & Leisure	1.4	39,777,458
Containers & Packaging	1.4	39,404,212
Independent Power & Renewable Electricity Producer	1.4	38,721,710
Commercial Services & Supplies	1.1	29,949,009
Beverages	1.0	28,671,019
Diversified Consumer Services	1.0	28,669,870
Life Sciences Tools & Services	1.0	28,545,120
Chemicals	1.0	28,071,252
Industrial Conglomerates	1.0	27,082,064
Metals & Mining	0.9	26,833,910
Real Estate Management & Development	0.9	26,063,158
Internet & Direct Marketing Retail	0.8	22,716,527
Building Products	0.7	21,007,551
Multi-Utilities	0.5	15,291,570
Airlines	0.5	15,141,547

TOTAL COMMON STOCKS	99.8%	$2,836,525,015

REPURCHASE AGREEMENT	0.1	2,944,141

INVESTMENT OF SECURITY LENDING COLLATERAL	0.2	5,112,366

TOTAL INVESTMENTS	100.1%	$2,844,581,522

See Notes to Financial Statements.

78

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.8%
	Aerospace & Defense — 3.6%
288,801	Boeing Co. (The)	$102,483,924
89,073	Huntington Ingalls Industries, Inc.	19,460,669

		121,944,593

	Airlines — 0.8%
542,849	Southwest Airlines Co.	26,653,886

	Banks — 0.4%
375,244	Citizens Financial Group, Inc.	14,015,363

	Beverages — 3.6%
1,314,791	Monster Beverage Corp.[1]	69,486,704
486,204	PepsiCo, Inc.	54,639,606

		124,126,310

	Biotechnology — 5.4%
454,724	Amgen, Inc.	87,666,240
161,737	Biogen, Inc.[1]	49,211,717
647,834	Celgene Corp.[1]	46,384,914

		183,262,871

	Building Products — 2.1%
423,803	AO Smith Corp.	19,295,750
551,237	Fortune Brands Home & Security, Inc.	24,711,955
965,961	Masco Corp.	28,978,830

		72,986,535

	Capital Markets — 2.2%
263,889	Ameriprise Financial, Inc.	33,577,236
436,524	Northern Trust Corp.	41,063,813

		74,641,049

	Chemicals — 1.3%
480,083	LyondellBasell Industries N.V. — Class A	42,857,010

	Communications Equipment — 1.2%
237,792	F5 Networks, Inc.[1]	41,680,182

	Consumer Finance — 1.0%
258,276	Discover Financial Services	17,994,089
583,580	Synchrony Financial	16,853,790

		34,847,879

	Containers & Packaging — 1.7%
498,355	Avery Dennison Corp.	45,210,766
303,307	International Paper Co.	13,758,005

		58,968,771

	Electronic Equipment, Instruments & Components — 4.9%
757,548	Amphenol Corp. — Class A	67,800,546
807,749	CDW Corp.	72,705,487
196,954	IPG Photonics Corp.[1,2]	26,303,207

		166,809,240

	Energy Equipment & Services — 0.4%
381,944	Halliburton Co.	13,245,818

	Entertainment — 2.7%
791,550	Walt Disney Co. (The)	90,893,687

See Notes to Financial Statements.

79

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Food Products — 0.6%
180,719	Hershey Co. (The)	$19,364,041

	Health Care Providers & Services — 7.8%
114,000	Cigna Corp.	24,374,340
289,558	DaVita, Inc.[1]	19,498,836
305,228	Henry Schein, Inc.[1]	25,333,924
291,015	Humana, Inc.	93,244,116
392,924	UnitedHealth Group, Inc.	102,690,687

		265,141,903

	Hotels, Restaurants & Leisure — 2.4%
219,550	Hilton Worldwide Holdings, Inc.	15,625,373
575,056	Marriott International, Inc. — Class A	67,218,296

		82,843,669

	Household Durables — 0.6%
562,147	DR Horton, Inc.	20,214,806

	Household Products — 1.1%
629,338	Church & Dwight Co., Inc.	37,363,797

	Insurance — 1.4%
669,255	Progressive Corp. (The)	46,647,074

	Interactive Media & Services — 5.9%
65,414	Alphabet, Inc. — Class A1	71,339,200
518,459	Facebook, Inc. — Class A1	78,696,892
267,168	IAC/InterActiveCorp[1]	52,522,557

		202,558,649

	Internet & Direct Marketing Retail — 0.6%
654,070	eBay, Inc.[1]	18,987,652

	IT Services — 11.4%
496,524	Cognizant Technology Solutions Corp. — Class A	34,275,052
210,788	Fidelity National Information Services, Inc.	21,943,031
203,632	FleetCor Technologies, Inc.[1]	40,732,509
452,466	Mastercard, Inc. — Class A	89,438,954
1,052,705	PayPal Holdings, Inc.[1]	88,627,234
159,815	VeriSign, Inc.[1]	22,780,030
661,501	Visa, Inc. — Class A	91,187,913

		388,984,723

	Life Sciences Tools & Services — 2.6%
232,270	Agilent Technologies, Inc.	15,048,773
381,953	Waters Corp.[1]	72,452,665

		87,501,438

	Machinery — 3.4%
395,158	Fortive Corp.	29,340,481
910,653	Ingersoll-Rand PLC	87,368,049

		116,708,530

	Media — 2.0%
935,026	Omnicom Group, Inc.	69,491,132

	Multi-line Retail — 2.8%
863,877	Dollar General Corp.	96,218,620

	Professional Services — 0.7%
371,336	Robert Half International, Inc.	22,476,968

See Notes to Financial Statements.

80

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Real Estate Management & Development — 1.9%
1,608,394	CBRE Group, Inc. — Class A1	$64,802,194

	Road & Rail — 0.8%
175,473	Union Pacific Corp.	25,657,662

	Semiconductors & Semiconductor Equipment — 4.7%
1,391,704	Applied Materials, Inc.	45,759,228
479,112	KLA-Tencor Corp.	43,857,912
751,160	Texas Instruments, Inc.	69,730,183

		159,347,323

	Software — 7.3%
936,161	Microsoft Corp.	99,991,356
1,119,562	Oracle Corp.	54,679,408
656,281	VMware, Inc. — Class A1	92,791,571

		247,462,335

	Specialty Retail — 7.5%
490,490	Home Depot, Inc. (The)	86,267,381
734,816	Lowe’s Cos., Inc.	69,969,180
632,873	Ross Stores, Inc.	62,654,427
347,444	TJX Cos., Inc. (The)	38,177,147

		257,068,135

	Technology Hardware, Storage & Peripherals — 3.0%
470,617	Apple, Inc.	102,999,236

	TOTAL COMMON STOCKS (Cost $2,646,645,249)	3,398,773,081

Face Amount

REPURCHASE AGREEMENT* — 0.4%
$12,538,685	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $12,538,831, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $12,935,000, coupon rate of 2.375%, due 4/15/2021, market value of $12,794,332)	12,538,685

	TOTAL REPURCHASE AGREEMENT (Cost $12,538,685)	12,538,685

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.2%
7,850,227	State Street Navigator Securities Lending Government Money Market Portfolio	7,850,227

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $7,850,227)	7,850,227

TOTAL INVESTMENTS (Cost $2,667,034,161)	100.4%	$3,419,161,993

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)	(12,274,105)

NET ASSETS	100.0%	$3,406,887,888

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

81

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
IT Services	11.4%	$388,984,723
Health Care Providers & Services	7.8	265,141,903
Specialty Retail	7.5	257,068,135
Software	7.3	247,462,335
Interactive Media & Services	5.9	202,558,649
Biotechnology	5.4	183,262,871
Electronic Equipment, Instruments & Components	4.9	166,809,240
Semiconductors & Semiconductor Equipment	4.7	159,347,323
Beverages	3.6	124,126,310
Aerospace & Defense	3.6	121,944,593
Machinery	3.4	116,708,530
Technology Hardware, Storage & Peripherals	3.0	102,999,236
Multi-line Retail	2.8	96,218,620
Entertainment	2.7	90,893,687
Life Sciences Tools & Services	2.6	87,501,438
Hotels, Restaurants & Leisure	2.4	82,843,669
Capital Markets	2.2	74,641,049
Building Products	2.1	72,986,535
Media	2.0	69,491,132
Real Estate Management & Development	1.9	64,802,194
Containers & Packaging	1.7	58,968,771
Insurance	1.4	46,647,074
Chemicals	1.3	42,857,010
Communications Equipment	1.2	41,680,182
Household Products	1.1	37,363,797
Consumer Finance	1.0	34,847,879
Airlines	0.8	26,653,886
Road & Rail	0.8	25,657,662
Professional Services	0.7	22,476,968
Household Durables	0.6	20,214,806
Food Products	0.6	19,364,041
Internet & Direct Marketing Retail	0.6	18,987,652
Banks	0.4	14,015,363
Energy Equipment & Services	0.4	13,245,818

TOTAL COMMON STOCKS	99.8%	$3,398,773,081

REPURCHASE AGREEMENT	0.4	12,538,685

INVESTMENT OF SECURITY LENDING COLLATERAL	0.2	7,850,227

TOTAL INVESTMENTS	100.4%	$3,419,161,993

See Notes to Financial Statements.

82

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 98.7%
	Airlines — 0.5%
99	Delta Air Lines, Inc.	$5,418

	Banks — 11.9%
930	Bank of America Corp.	25,575
329	Citigroup, Inc.	21,536
675	Citizens Financial Group, Inc.	25,211
252	JPMorgan Chase & Co.	27,473
276	Regions Financial Corp.	4,684
409	SunTrust Banks, Inc.	25,628

		130,107

	Biotechnology — 2.0%
322	Gilead Sciences, Inc.	21,954

	Building Products — 1.3%
181	Fortune Brands Home & Security, Inc.	8,114
221	Masco Corp.	6,630

		14,744

	Capital Markets — 2.9%
158	Ameriprise Financial, Inc.	20,104
245	Morgan Stanley	11,187

		31,291

	Chemicals — 1.6%
224	Eastman Chemical Co.	17,551

	Communications Equipment — 0.6%
148	Cisco Systems, Inc.	6,771

	Consumer Finance — 3.9%
648	Ally Financial, Inc.	16,466
248	Discover Financial Services	17,278
299	Synchrony Financial	8,635

		42,379

	Containers & Packaging — 1.7%
426	WestRock Co.	18,305

	Diversified Telecommunication Services — 2.1%
734	AT&T, Inc.	22,519

	Electric Utilities — 4.6%
568	Exelon Corp.	24,884
669	FirstEnergy Corp.	24,941

		49,825

	Electrical Equipment — 1.6%
251	Eaton Corp. PLC	17,989

	Entertainment — 1.6%
148	Walt Disney Co. (The)	16,995

	Equity Real Estate Investment Trusts — 2.9%
575	Host Hotels & Resorts, Inc.	10,989
186	Park Hotels & Resorts, Inc.	5,407
243	Prologis, Inc.	15,666

		32,062

	Food & Staples Retailing — 1.5%
561	Kroger Co. (The)	16,695

See Notes to Financial Statements.

83

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Food Products — 4.5%
528	General Mills, Inc.	$23,126
55	Hershey Co. (The)	5,893
75	JM Smucker Co. (The)	8,124
204	Tyson Foods, Inc. — Class A	12,224

		49,367

	Health Care Providers & Services — 7.9%
87	Aetna, Inc.	17,261
78	Anthem, Inc.	21,494
128	Cardinal Health, Inc.	6,477
58	Centene Corp.[1]	7,559
132	CVS Health Corp.	9,556
119	DaVita, Inc.[1]	8,013
87	Express Scripts Holding Co.[1]	8,436
61	McKesson Corp.	7,610

		86,406

	Hotels, Restaurants & Leisure — 0.9%
135	Hyatt Hotels Corp. — Class A	9,342

	Household Products — 2.1%
256	Procter & Gamble Co. (The)	22,702

	Independent Power & Renewable Electricity Producer — 1.3%
981	AES Corp.	14,303

	Insurance — 4.9%
260	Lincoln National Corp.	15,649
245	MetLife, Inc.	10,092
411	Old Republic International Corp.	9,063
109	Prudential Financial, Inc.	10,222
227	Unum Group	8,231

		53,257

	IT Services — 2.0%
146	Amdocs, Ltd.	9,237
111	International Business Machines Corp.	12,813

		22,050

	Machinery — 2.7%
217	Ingersoll-Rand PLC	20,819
57	Snap-on, Inc.	8,775

		29,594

	Media — 2.4%
156	Comcast Corp. — Class A	5,950
470	Discovery, Inc. — Class C1	13,776
80	Omnicom Group, Inc.	5,945

		25,671

	Metals & Mining — 1.9%
179	Nucor Corp.	10,582
266	Steel Dynamics, Inc.	10,534

		21,116

	Multi-line Retail — 0.6%
80	Kohl’s Corp.	6,058

	Multi-Utilities — 1.6%
184	Ameren Corp.	11,883

See Notes to Financial Statements.

84

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Multi-Utilities — (Continued)
203	CenterPoint Energy, Inc.	$5,483

		17,366

	Oil, Gas & Consumable Fuels — 9.6%
66	Chevron Corp.	7,369
322	ConocoPhillips	22,508
250	Exxon Mobil Corp.	19,920
532	Marathon Oil Corp.	10,103
323	Marathon Petroleum Corp.	22,755
239	Valero Energy Corp.	21,770

		104,425

	Pharmaceuticals — 5.6%
123	Allergan PLC	19,435
226	Merck & Co., Inc.	16,636
586	Pfizer, Inc.	25,233

		61,304

	Professional Services — 0.5%
71	ManpowerGroup, Inc.	5,417

	Real Estate Management & Development — 1.8%
501	CBRE Group, Inc. — Class A1	20,185

	Semiconductors & Semiconductor Equipment — 4.5%
549	Intel Corp.	25,737
193	Micron Technology, Inc.[1]	7,280
214	NXP Semiconductors N.V.	16,048

		49,065

	Specialty Retail — 1.1%
174	Best Buy Co., Inc.	12,208

	Technology Hardware, Storage & Peripherals — 2.1%
234	HP, Inc.	5,649
402	Western Digital Corp.	17,314

		22,963

	TOTAL COMMON STOCKS (Cost $1,081,994)	1,077,404

TOTAL INVESTMENTS (Cost $1,081,994)	98.7%	$1,077,404

OTHER ASSETS IN EXCESS OF LIABILITIES	1.3	14,370

NET ASSETS	100.0%	$1,091,774

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.

See Notes to Financial Statements.

85

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	11.9%	$130,107
Oil, Gas & Consumable Fuels	9.6	104,425
Health Care Providers & Services	7.9	86,406
Pharmaceuticals	5.6	61,304
Insurance	4.9	53,257
Electric Utilities	4.6	49,825
Food Products	4.5	49,367
Semiconductors & Semiconductor Equipment	4.5	49,065
Consumer Finance	3.9	42,379
Equity Real Estate Investment Trusts	2.9	32,062
Capital Markets	2.9	31,291
Machinery	2.7	29,594
Media	2.4	25,671
Technology Hardware, Storage & Peripherals	2.1	22,963
Household Products	2.1	22,702
Diversified Telecommunication Services	2.1	22,519
IT Services	2.0	22,050
Biotechnology	2.0	21,954
Metals & Mining	1.9	21,116
Real Estate Management & Development	1.8	20,185
Containers & Packaging	1.7	18,305
Electrical Equipment	1.6	17,989
Chemicals	1.6	17,551
Multi-Utilities	1.6	17,366
Entertainment	1.6	16,995
Food & Staples Retailing	1.5	16,695
Building Products	1.3	14,744
Independent Power & Renewable Electricity Producer	1.3	14,303
Specialty Retail	1.1	12,208
Hotels, Restaurants & Leisure	0.9	9,342
Communications Equipment	0.6	6,771
Multi-line Retail	0.6	6,058
Airlines	0.5	5,418
Professional Services	0.5	5,417

TOTAL COMMON STOCKS	98.7%	$1,077,404

TOTAL INVESTMENTS	98.7%	$1,077,404

See Notes to Financial Statements.

86

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 98.6%
	Banks — 8.9%
256	BancorpSouth Bank	$7,347
199	Cathay General Bancorp	7,496
178	Community Trust Bancorp, Inc.	8,101
181	Eagle Bancorp, Inc.[1]	8,900
300	Financial Institutions, Inc.	8,565
300	First Financial Bancorp	7,851
212	Great Western Bancorp, Inc.	7,770
238	NBT Bancorp, Inc.	8,685
249	Peapack Gladstone Financial Corp.	6,721
249	Peoples Bancorp, Inc.	8,523
198	Sandy Spring Bancorp, Inc.	7,039
278	Trustmark Corp.	8,562

		95,560

	Biotechnology — 5.9%
366	Acorda Therapeutics, Inc.[1]	6,994
404	Concert Pharmaceuticals, Inc.[1]	6,028
168	Genomic Health, Inc.[1]	12,047
157	Heron Therapeutics, Inc.[1,2]	4,359
243	Myriad Genetics, Inc.[1]	10,942
188	Spark Therapeutics, Inc.[1,2]	8,458
400	Spectrum Pharmaceuticals, Inc.[1]	4,760
538	Vanda Pharmaceuticals, Inc.[1]	10,206

		63,794

	Building Products — 1.7%
126	Continental Building Products, Inc.[1]	3,504
260	Gibraltar Industries, Inc.[1]	9,266
291	PGT Innovations, Inc.[1]	5,896

		18,666

	Capital Markets — 2.2%
96	Evercore, Inc. — Class A	7,842
299	Federated Investors, Inc. — Class B	7,377
416	Waddell & Reed Financial, Inc. — Class A	7,933

		23,152

	Chemicals — 1.8%
109	Minerals Technologies, Inc.	5,968
168	PolyOne Corp.	5,428
145	Trinseo SA.	7,812

		19,208

	Commercial Services & Supplies — 2.3%
627	ACCO Brands Corp.	5,060
421	Heritage-Crystal Clean, Inc.[1]	9,679
158	Tetra Tech, Inc.	10,434

		25,173

	Communications Equipment — 1.5%
364	CalAmp Corp.[1]	7,258
158	NETGEAR, Inc.[1]	8,766

		16,024

	Diversified Consumer Services — 3.3%
180	American Public Education, Inc.[1]	5,891
629	K12, Inc.[1]	13,467
618	Laureate Education, Inc. — Class A1	9,202

See Notes to Financial Statements.

87

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Consumer Services — (Continued)
164	Sotheby’s1,2	$6,888

		35,448

	Electric Utilities — 1.6%
124	ALLETE, Inc.	9,176
169	Otter Tail Corp.	7,617

		16,793

	Electrical Equipment — 1.6%
413	Atkore International Group, Inc.[1]	7,954
119	EnerSys	9,469

		17,423

	Electronic Equipment, Instruments & Components — 2.8%
266	Fabrinet[1]	11,523
202	Insight Enterprises, Inc.[1]	10,441
439	Vishay Intertechnology, Inc.	8,034

		29,998

	Energy Equipment & Services — 1.8%
541	Keane Group, Inc.[1]	6,800
56	KLX Energy Services Holdings, Inc.[1]	1,618
517	Matrix Service Co.[1]	10,511

		18,929

	Equity Real Estate Investment Trusts — 5.8%
288	Chesapeake Lodging Trust	8,464
377	City Office REIT, Inc.	4,155
708	DiamondRock Hospitality Co.	7,399
104	EastGroup Properties, Inc.	9,962
246	First Industrial Realty Trust, Inc.	7,552
200	GEO Group, Inc. (The)	4,422
281	LaSalle Hotel Properties	9,276
221	Pebblebrook Hotel Trust[2]	7,450
288	Sunstone Hotel Investors, Inc.	4,167

		62,847

	Food & Staples Retailing — 1.4%
279	Performance Food Group Co.[1]	8,180
204	SpartanNash Co.	3,642
156	United Natural Foods, Inc.[1]	3,390

		15,212

	Food Products — 0.9%
120	Cal-Maine Foods, Inc.	5,840
400	Hostess Brands, Inc.[1]	4,160

		10,000

	Gas Utilities — 0.9%
316	South Jersey Industries, Inc.[2]	9,335

	Health Care Equipment & Supplies — 4.4%
498	AngioDynamics, Inc.[1]	10,174
168	Avanos Medical, Inc.[1]	9,509
139	Haemonetics Corp.[1]	14,522
75	Integer Holdings Corp.[1]	5,585
548	OraSure Technologies, Inc.[1]	7,617

		47,407

See Notes to Financial Statements.

88

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Health Care Providers & Services — 3.1%
117	LHC Group, Inc.[1]	$10,697
124	Magellan Health, Inc.[1]	8,068
269	Tenet Healthcare Corp.[1]	6,921
231	Tivity Health, Inc.[1,2]	7,949

		33,635

	Hotels, Restaurants & Leisure — 1.0%
45	Marriott Vacations Worldwide Corp.	3,982
281	Penn National Gaming, Inc.[1]	6,823

		10,805

	Household Products — 1.0%
221	Central Garden & Pet Co.[1,2]	7,178
119	Central Garden & Pet Co. — Class A1	3,528

		10,706

	Independent Power & Renewable Electricity Producer — 0.7%
370	Clearway Energy, Inc. — Class C	7,256

	Insurance — 3.5%
467	Ambac Financial Group, Inc.[1]	9,611
278	American Equity Investment Life Holding Co.	8,679
441	CNO Financial Group, Inc.	8,335
231	Employers Holdings, Inc.	10,617

		37,242

	Interactive Media & Service — 0.6%
367	Care.com, Inc.[1]	6,459

	IT Services — 4.7%
470	Cardtronics PLC — Class A1	12,765
522	Hackett Group, Inc. (The)	10,685
163	ManTech International Corp. — Class A	9,337
280	Sykes Enterprises, Inc.[1]	8,588
593	Travelport Worldwide, Ltd.	8,871

		50,246

	Life Sciences Tools & Services — 1.7%
141	Cambrex Corp.[1]	7,514
377	Luminex Corp.	10,846

		18,360

	Machinery — 3.6%
151	Hillenbrand, Inc.	7,233
332	Rexnord Corp.[1]	8,901
265	SPX Corp.[1]	7,770
192	SPX FLOW, Inc.[1]	6,572
110	Watts Water Technologies, Inc. — Class A	7,705

		38,181

	Media — 1.9%
912	Gannett Co., Inc.[2]	8,846
297	Gray Television, Inc.[1]	5,141
759	National CineMedia, Inc.	6,793

		20,780

	Metals & Mining — 1.8%
80	Kaiser Aluminum Corp.	7,630
135	Schnitzer Steel Industries, Inc. — Class A	3,632

See Notes to Financial Statements.

89

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Metals & Mining — (Continued)
196	Worthington Industries, Inc.	$8,208

		19,470

	Mortgage Real Estate Investment Trusts — 1.0%
395	Arbor Realty Trust, Inc.[2]	4,772
304	PennyMac Mortgage Investment Trust	5,870

		10,642

	Multi-Utilities — 0.9%
166	Black Hills Corp.	9,877

	Oil, Gas & Consumable Fuels — 3.1%
249	Delek US Holdings, Inc.	9,143
1,742	Southwestern Energy Co.[1]	9,303
461	World Fuel Services Corp.	14,752

		33,198

	Paper & Forest Products — 1.4%
269	Boise Cascade Co.	8,282
296	Louisiana-Pacific Corp.	6,444

		14,726

	Pharmaceuticals — 1.6%
583	Horizon Pharma PLC[1]	10,617
252	Mallinckrodt PLC[1]	6,315

		16,932

	Professional Services — 1.4%
150	FTI Consulting, Inc.[1]	10,366
100	Korn/Ferry International	4,514

		14,880

	Real Estate Management & Development — 1.0%
138	RMR Group, Inc. (The) — Class A	10,471

	Road & Rail — 0.7%
199	ArcBest Corp.	7,387

	Semiconductors & Semiconductor Equipment — 3.0%
80	Cabot Microelectronics Corp.	7,809
256	Diodes, Inc.[1]	7,729
300	Nanometrics, Inc.[1]	9,618
270	SMART Global Holdings, Inc.[1,2]	7,563

		32,719

	Software — 2.0%
217	Verint Systems, Inc.[1]	9,910
1,729	Zix Corp.[1]	11,654

		21,564

	Specialty Retail — 3.4%
121	Asbury Automotive Group, Inc.[1]	7,877
280	Caleres, Inc.	9,576
741	Party City Holdco, Inc.[1,2]	7,758
518	Tailored Brands, Inc.	10,883

		36,094

	Textiles, Apparel & Luxury Goods — 2.3%
110	Deckers Outdoor Corp.[1]	13,989

See Notes to Financial Statements.

90

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Textiles, Apparel & Luxury Goods — (Continued)
290	Movado Group, Inc.	$11,168

		25,157

	Thrifts & Mortgage Finance — 2.6%
531	Northwest Bancshares, Inc.	8,570
569	Radian Group, Inc.	10,919
144	Washington Federal, Inc.	4,055
100	WSFS Financial Corp.	4,253

		27,797

	Trading Companies & Distributors — 1.3%
400	BMC Stock Holdings, Inc.[1]	6,696
210	Rush Enterprises, Inc. — Class A	7,432

		14,128

	Wireless Telecommunication Services — 0.5%
141	Shenandoah Telecommunications Co.	5,361

	TOTAL COMMON STOCKS (Cost $1,031,937)	1,059,042

INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.1%
22,309	State Street Navigator Securities Lending Government Money Market Portfolio	22,309

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $22,309)	22,309

TOTAL INVESTMENTS (Cost $1,054,246)	100.7%	$1,081,351

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)	(7,797)

NET ASSETS	100.0%	$1,073,554

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

91

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	8.9%	$95,560
Biotechnology	5.9	63,794
Equity Real Estate Investment Trusts	5.8	62,847
IT Services	4.7	50,246
Health Care Equipment & Supplies	4.4	47,407
Machinery	3.6	38,181
Insurance	3.5	37,242
Specialty Retail	3.4	36,094
Diversified Consumer Services	3.3	35,448
Health Care Providers & Services	3.1	33,635
Oil, Gas & Consumable Fuels	3.1	33,198
Semiconductors & Semiconductor Equipment	3.0	32,719
Electronic Equipment, Instruments & Components	2.8	29,998
Thrifts & Mortgage Finance	2.6	27,797
Commercial Services & Supplies	2.3	25,173
Textiles, Apparel & Luxury Goods	2.3	25,157
Capital Markets	2.2	23,152
Software	2.0	21,564
Media	1.9	20,780
Metals & Mining	1.8	19,470
Chemicals	1.8	19,208
Energy Equipment & Services	1.8	18,929
Building Products	1.7	18,666
Life Sciences Tools & Services	1.7	18,360
Electrical Equipment	1.6	17,423
Pharmaceuticals	1.6	16,932
Electric Utilities	1.6	16,793
Communications Equipment	1.5	16,024
Food & Staples Retailing	1.4	15,212
Professional Services	1.4	14,880
Paper & Forest Products	1.4	14,726
Trading Companies & Distributors	1.3	14,128
Hotels, Restaurants & Leisure	1.0	10,805
Household Products	1.0	10,706
Mortgage Real Estate Investment Trusts	1.0	10,642
Real Estate Management & Development	1.0	10,471
Food Products	0.9	10,000
Multi-Utilities	0.9	9,877
Gas Utilities	0.9	9,335
Road & Rail	0.7	7,387
Independent Power & Renewable Electricity Producer	0.7	7,256
Interactive Media & Service	0.6	6,459
Wireless Telecommunication Services	0.5	5,361

TOTAL COMMON STOCKS	98.6%	$1,059,042

INVESTMENT OF SECURITY LENDING COLLATERAL	2.1	22,309

TOTAL INVESTMENTS	100.7%	$1,081,351

See Notes to Financial Statements.

92

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.7%
	Japan — 26.1%
523,817	Astellas Pharma, Inc., Unsponsored ADR[1]	$8,072,020
69,181	Canon, Inc., Sponsored ADR[1]	1,949,521
190,155	Daito Trust Construction Co., Ltd., Sponsored ADR[1]	6,250,395
176,260	FUJIFILM Holdings Corp., Unsponsored ADR[1]	7,596,806
180,962	Fujitsu, Ltd., Unsponsored ADR[1]	2,186,926
120,476	Hoya Corp., Sponsored ADR	6,843,037
240,652	ITOCHU Corp., Unsponsored ADR[1]	8,944,072
190,048	Japan Tobacco, Inc., Unsponsored ADR[1]	2,427,863
143,285	Kajima Corp., Unsponsored ADR	1,839,063
425,618	KDDI Corp., Unsponsored ADR[1]	4,977,603
278,211	Kirin Holdings Co., Ltd., Sponsored ADR	6,615,858
53,350	Mitsubishi Corp., Sponsored ADR	3,027,879
133,694	Nippon Telegraph & Telephone Corp., ADR	5,414,607
65,345	Omron Corp., Sponsored ADR[1]	2,642,552
180,748	Sony Corp., Sponsored ADR	9,783,889
145,693	Suntory Beverage & Food, Ltd., Unsponsored ADR	2,940,813
38,585	Suzuki Motor Corp., Unsponsored ADR[1]	7,711,019
352,462	Takeda Pharmaceutical Co., Ltd., Sponsored ADR[1]	7,436,948
46,746	Tokio Marine Holdings, Inc., ADR[1]	2,212,254
60,400	Tokyo Electron, Ltd., Unsponsored ADR[1]	2,038,500

		100,911,625

	United Kingdom — 15.2%
64,088	Ashtead Group PLC, Unsponsored ADR	6,378,743
72,310	BAE Systems PLC, Sponsored ADR	1,948,754
222,897	Barclays PLC, Sponsored ADR	1,959,265
200,000	British Land Co. PLC (The), Sponsored ADR[1]	1,548,000
383,365	Centrica PLC, Sponsored ADR[1]	2,919,324
37,186	Diageo PLC, Sponsored ADR	5,137,618
529,839	J Sainsbury PLC, Sponsored ADR[1]	8,485,372
368,528	Legal & General Group PLC, Sponsored ADR[1]	5,907,504
440,665	Pearson PLC, Sponsored ADR[1]	5,023,581
183,738	Reckitt Benckiser Group PLC, Sponsored ADR	2,977,474
173,489	Smith & Nephew PLC, Sponsored ADR	5,704,318
396,467	Smiths Group PLC, Sponsored ADR	7,078,918
103,290	Vodafone Group PLC, Sponsored ADR	1,955,280
29,541	WPP PLC, Sponsored ADR[1]	1,666,408

		58,690,559

	Germany — 10.6%
17,653	adidas AG, Sponsored ADR	2,081,112
287,995	Allianz SE, Sponsored ADR	5,984,536
97,826	BASF SE, Sponsored ADR	1,878,259
284,240	Bayer AG, Sponsored ADR	5,454,566
295,182	Continental AG, Sponsored ADR	4,873,455
485,252	Deutsche Boerse AG, Unsponsored ADR	6,106,896
308,158	Deutsche Lufthansa AG, Sponsored ADR	6,192,435
113,208	HeidelbergCement AG, Unsponsored ADR	1,532,836
98,166	Infineon Technologies AG, ADR	1,979,027
223,752	Muenchener Rueckversicherungs-Gesellschaft AG, Unsponsored ADR	4,796,124

		40,879,246

	France — 10.1%
79,807	Arkema SA, Sponsored ADR	8,327,461
98,597	Atos SE, Unsponsored ADR[1]	1,681,572
683,853	Cie de Saint-Gobain, Unsponsored ADR[1]	5,118,640
101,928	Cie Generale des Etablissements Michelin SCA, Unsponsored ADR	2,079,331
140,657	Danone SA, Sponsored ADR	1,990,296

See Notes to Financial Statements.

93

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	France — (Continued)
299,348	Engie SA, Sponsored ADR	$3,967,858
46,084	L’Oreal SA, Unsponsored ADR	2,073,780
144,367	Renault SA, Unsponsored ADR[1]	2,158,287
796,904	Societe Generale SA, Sponsored ADR	5,817,399
103,426	Total SA, Sponsored ADR	6,060,764

		39,275,388

	Australia — 7.3%
326,857	Australia & New Zealand Banking Group, Ltd., Sponsored ADR[1]	6,012,534
65,524	BHP Billiton PLC, ADR	2,637,341
73,547	Macquarie Group, Ltd., ADR[1]	6,119,110
610,112	South32, Ltd., ADR	7,864,344
303,048	Westpac Banking Corp., Sponsored ADR[1]	5,736,699

		28,370,028

	Switzerland — 6.7%
90,384	ABB, Ltd., Sponsored ADR	1,813,103
148,306	Adecco Group AG, Unsponsored ADR[1]	3,620,149
25,412	Novartis AG, Sponsored ADR	2,222,533
240,271	Roche Holding AG, Sponsored ADR	7,294,628
231,936	Swatch Group AG (The), Unsponsored ADR[1]	3,908,122
224,992	Zurich Insurance Group AG, ADR[1]	6,970,252

		25,828,787

	Spain — 5.8%
69,645	Amadeus IT Group SA, Unsponsored ADR[1]	5,605,029
416,278	Enagas SA, Unsponsored ADR	5,490,707
724,936	Red Electrica Corp. SA, Unsponsored ADR	7,488,589
220,134	Repsol SA, Sponsored ADR[1]	3,926,090

		22,510,415

	Netherlands — 4.4%
280,437	Koninklijke Ahold Delhaize N.V., Sponsored ADR[1]	6,418,362
86,000	Koninklijke DSM N.V., Sponsored ADR[1]	1,877,810
77,523	Royal Dutch Shell PLC — Class B, Sponsored ADR[1]	5,094,036
65,517	Wolters Kluwer N.V., Sponsored ADR[1]	3,711,931

		17,102,139

	Hong Kong — 3.8%
92,802	BOC Hong Kong Holdings, Ltd., Sponsored ADR[1]	6,942,981
277,885	Sun Hung Kai Properties, Ltd., Sponsored ADR[1]	3,612,505
285,459	WH Group, Ltd., Sponsored ADR[1]	4,019,263

		14,574,749

	Finland — 2.5%
299,764	UPM-Kymmene OYJ, Sponsored ADR[1]	9,635,914

	Italy — 2.1%
278,561	Intesa Sanpaolo SPA, Sponsored ADR	3,661,684
302,674	Terna Rete Elettrica Nazionale SPA, Unsponsored ADR	4,649,073

		8,310,757

	Sweden — 2.0%
398,704	Skandinaviska Enskilda Banken AB, ADR[1]	4,156,489
229,170	SKF AB, Sponsored ADR	3,672,450

		7,828,939

	Denmark — 1.9%
282,402	Coloplast AS, Unsponsored ADR[1]	2,630,575

See Notes to Financial Statements.

94

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Denmark — (Continued)
186,465	Danske Bank AS, Sponsored ADR	$1,777,011
71,563	Novo Nordisk AS, Sponsored ADR	3,090,090

		7,497,676

	Norway — 1.2%
249,186	DNB ASA, Sponsored ADR[1]	4,495,316

	TOTAL COMMON STOCKS (Cost $378,972,880)	385,911,538

INVESTMENT OF SECURITY LENDING COLLATERAL* — 8.8%
33,915,385	State Street Navigator Securities Lending Government Money Market Portfolio	33,915,385

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $33,915,385)	33,915,385

Face Amount

REPURCHASE AGREEMENT* — 0.1%
$584,454	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $584,461, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $605,000, coupon rate of 2.375%, due 4/15/2021, market value of $598,421)	584,454

	TOTAL REPURCHASE AGREEMENT (Cost $584,454)	584,454

TOTAL INVESTMENTS (Cost $413,472,719)	108.6%	$420,411,377

LIABILITIES IN EXCESS OF OTHER ASSETS	(8.6)	(33,222,998)

NET ASSETS	100.0%	$387,188,379

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.

Abbreviatons:

ADR — American Depositary Receipt

See Notes to Financial Statements.

95

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	10.5%	$40,559,379
Pharmaceuticals	8.7	33,570,785
Insurance	6.7	25,870,671
Oil, Gas & Consumable Fuels	5.3	20,571,597
Trading Companies & Distributors	4.7	18,350,694
Health Care Equipment & Supplies	3.9	15,177,930
Food & Staples Retailing	3.9	14,903,733
Beverages	3.8	14,694,288
Capital Markets	3.2	12,226,007
Electric Utilities	3.1	12,137,661
Chemicals	3.1	12,083,531
Metals & Mining	2.7	10,501,685
Automobiles	2.6	9,869,306
Real Estate Management & Development	2.5	9,862,900
Household Durables	2.5	9,783,889
Paper & Forest Products	2.5	9,635,914
Technology Hardware, Storage & Peripherals	2.5	9,546,327
IT Services	2.4	9,473,527
Professional Services	1.9	7,332,081
Industrial Conglomerates	1.8	7,078,918
Auto Components	1.8	6,952,786
Wireless Telecommunication Services	1.8	6,932,882
Multi-Utilities	1.8	6,887,182
Media	1.7	6,689,989
Airlines	1.6	6,192,435
Food Products	1.6	6,009,559
Textiles, Apparel & Luxury Goods	1.5	5,989,234
Diversified Telecommunication Services	1.4	5,414,607
Building Products	1.3	5,118,640
Semiconductors & Semiconductor Equipment	1.0	4,017,527
Machinery	1.0	3,672,449
Household Products	0.8	2,977,474
Electronic Equipment, Instruments & Components	0.7	2,642,552
Tobacco	0.6	2,427,863
Personal Products	0.5	2,073,780
Aerospace & Defense	0.5	1,948,754
Construction & Engineering	0.5	1,839,063
Electrical Equipment	0.5	1,813,103
Equity Real Estate Investment Trusts	0.4	1,548,000
Construction Materials	0.4	1,532,836

TOTAL COMMON STOCKS	99.7%	$385,911,538

REPURCHASE AGREEMENT	0.1	584,454

INVESTMENT OF SECURITY LENDING COLLATERAL	8.8	33,915,385

TOTAL INVESTMENTS	108.6%	$420,411,377

See Notes to Financial Statements.

96

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.4%
	Aerospace & Defense — 1.4%
2,072	Curtiss-Wright Corp.	$226,801
324	Northrop Grumman Corp.	84,872

		311,673

	Airlines — 0.6%
2,845	Southwest Airlines Co.	139,689

	Banks — 5.7%
9,529	Bank of America Corp.	262,047
6,311	Citizens Financial Group, Inc.	235,716
3,039	Comerica, Inc.	247,861
1,500	Cullen/Frost Bankers, Inc.	146,880
2,014	JPMorgan Chase & Co.	219,566
2,737	Zions Bancorp N.A.	128,776

		1,240,846

	Biotechnology — 3.9%
1,646	Amgen, Inc.	317,332
817	Biogen, Inc.[1]	248,589
4,168	Gilead Sciences, Inc.	284,174

		850,095

	Building Products — 1.8%
6,244	Fortune Brands Home & Security, Inc.	279,919
2,120	Owens Corning	100,212
160	Resideo Technologies, Inc.[1]	3,375

		383,506

	Capital Markets — 3.8%
4,608	Bank of New York Mellon Corp. (The)	218,097
1,823	CME Group, Inc.	334,046
2,300	Morgan Stanley	105,018
1,725	Northern Trust Corp.	162,271

		819,432

	Chemicals — 1.6%
940	Air Products & Chemicals, Inc.	145,089
4,051	Axalta Coating Systems, Ltd.[1]	99,979
1,112	Celanese Corp.	107,797

		352,865

	Communications Equipment — 4.1%
6,656	Cisco Systems, Inc.	304,512
1,955	F5 Networks, Inc.[1]	342,673
8,190	Juniper Networks, Inc.	239,721

		886,906

	Construction & Engineering — 1.3%
9,357	Quanta Services, Inc.[1]	291,938

	Consumer Finance — 1.3%
11,477	Ally Financial, Inc.	291,630

	Containers & Packaging — 1.2%
2,190	Avery Dennison Corp.	198,677
1,428	International Paper Co.	64,774

		263,451

	Diversified Consumer Services — 0.9%
4,925	Service Corp. International	204,240

See Notes to Financial Statements.

97

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Telecommunication Services — 2.2%
9,336	AT&T, Inc.	$286,428
3,310	Verizon Communications, Inc.	188,968

		475,396

	Electric Utilities — 2.3%
7,009	Exelon Corp.	307,064
4,178	Xcel Energy, Inc.	204,764

		511,828

	Electronic Equipment, Instruments & Components — 0.8%
2,298	TE Connectivity, Ltd.	173,315

	Entertainment — 2.8%
3,004	Electronic Arts, Inc.[1]	273,304
2,841	Walt Disney Co. (The)	326,232

		599,536

	Equity Real Estate Investment Trusts — 1.8%
13,161	Host Hotels & Resorts, Inc.	251,507
5,000	Weyerhaeuser Co.	133,150

		384,657

	Food & Staples Retailing — 1.3%
9,864	US Foods Holding Corp.[1]	287,733

	Food Products — 4.1%
7,520	General Mills, Inc.	329,376
1,006	Hershey Co. (The)	107,793
849	JM Smucker Co. (The)	91,964
2,454	McCormick & Co., Inc.	353,376

		882,509

	Health Care Equipment & Supplies — 0.7%
1,050	Edwards Lifesciences Corp.[1]	154,980

	Health Care Providers & Services — 6.5%
898	Anthem, Inc.	247,462
4,802	Cardinal Health, Inc.	242,981
758	Centene Corp.[1]	98,783
2,740	CVS Health Corp.	198,349
778	HCA Healthcare, Inc.	103,886
2,407	Henry Schein, Inc.[1]	199,781
1,010	Humana, Inc.	323,614

		1,414,856

	Hotels, Restaurants & Leisure — 1.8%
5,598	International Game Technology PLC[2]	103,843
2,411	Marriott International, Inc. — Class A	281,822

		385,665

	Household Products — 1.7%
2,414	Kimberly-Clark Corp.	251,780
1,250	Procter & Gamble Co. (The)	110,850

		362,630

	Independent Power & Renewable Electricity Producer — 1.4%
21,660	AES Corp.	315,802

	Industrial Conglomerates — 0.6%
962	Honeywell International, Inc.	139,317

See Notes to Financial Statements.

98

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Insurance — 3.2%
1,840	Principal Financial Group, Inc.	$86,609
4,814	Progressive Corp. (The)	335,536
2,945	Prudential Financial, Inc.	276,182

		698,327

	Interactive Media & Service — 1.5%
297	Alphabet, Inc. — Class A1	323,902

	IT Services — 4.2%
854	Accenture PLC — Class A	134,607
707	Automatic Data Processing, Inc.	101,865
3,253	Cognizant Technology Solutions Corp. — Class A	224,555
2,289	PayPal Holdings, Inc.[1]	192,711
1,873	Visa, Inc. — Class A	258,193

		911,931

	Life Sciences Tools & Services — 2.0%
1,302	Agilent Technologies, Inc.	84,357
990	IQVIA Holdings, Inc.[1]	121,701
1,186	Waters Corp.[1]	224,972

		431,030

	Machinery — 1.6%
3,098	Ingersoll-Rand PLC	297,222
425	Stanley Black & Decker, Inc.	49,521

		346,743

	Media — 2.5%
6,473	Discovery, Inc. — Class C1	189,723
4,640	Omnicom Group, Inc.	344,845

		534,568

	Metals & Mining — 1.4%
5,150	Nucor Corp.	304,468

	Multi-line Retail — 1.5%
3,848	Target Corp.	321,808

	Multi-Utilities — 0.7%
2,514	Ameren Corp	162,354

	Oil, Gas & Consumable Fuels — 5.7%
18,743	Kinder Morgan, Inc.	319,006
5,031	Marathon Petroleum Corp.	354,434
2,893	Phillips 66	297,458
2,843	Valero Energy Corp	258,969

		1,229,867

	Pharmaceuticals — 1.8%
1,953	Eli Lilly & Co.	211,783
2,379	Merck & Co., Inc.	175,118

		386,901

	Professional Services — 0.9%
1,174	ManpowerGroup, Inc.	89,564
1,550	TransUnion	101,913

		191,477

	Real Estate Management & Development — 1.3%
6,816	CBRE Group, Inc. — Class A1	274,617

See Notes to Financial Statements.

99

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — 4.4%
6,815	Intel Corp.	$319,487
1,792	Lam Research Corp.	253,980
943	NVIDIA Corp.	198,813
1,936	Texas Instruments, Inc.	179,719

		951,999

	Software — 6.5%
741	Adobe, Inc.[1]	182,108
2,500	CA, Inc.	110,900
935	Citrix Systems, Inc.[1]	95,809
2,365	Dell Technologies, Inc. — Class V1	213,772
3,214	Fortinet, Inc.[1]	264,127
3,039	Microsoft Corp.	324,596
1,536	VMware, Inc. — Class A1	217,175

		1,408,487

	Specialty Retail — 3.8%
4,303	Best Buy Co., Inc.	301,898
5,183	Gap, Inc. (The)	141,496
1,989	Lowe’s Cos., Inc.	189,393
1,960	Ross Stores, Inc.	194,040

		826,827

	Technology Hardware, Storage & Peripherals — 0.8%
6,736	Hewlett Packard Enterprise Co.	102,725
2,947	HP, Inc.	71,141

		173,866

	TOTAL COMMON STOCKS (Cost $19,670,492)	21,603,667

Face Amount

REPURCHASE AGREEMENT* — 0.6%
$130,291	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $130,293, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $130,000, coupon rate of 3.625%, due 2/15/2021, market value of $133,131)	130,291

	TOTAL REPURCHASE AGREEMENT (Cost $130,291)	130,291

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.4%
92,367	State Street Navigator Securities Lending Government Money Market Portfolio	92,367

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $92,367)	92,367

TOTAL INVESTMENTS (Cost $19,893,150)	100.4%	$21,826,325

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)	(79,997)

NET ASSETS	100.0%	$21,746,328

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

100

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Health Care Providers & Services	6.5%	$1,414,856
Software	6.5	1,408,487
Banks	5.7	1,240,846
Oil, Gas & Consumable Fuels	5.7	1,229,867
Semiconductors & Semiconductor Equipment	4.4	951,999
IT Services	4.2	911,931
Communications Equipment	4.1	886,906
Food Products	4.1	882,509
Biotechnology	3.9	850,095
Specialty Retail	3.8	826,827
Capital Markets	3.8	819,432
Insurance	3.2	698,327
Entertainment	2.8	599,536
Media	2.5	534,568
Electric Utilities	2.3	511,828
Diversified Telecommunication Services	2.2	475,396
Life Sciences Tools & Services	2.0	431,030
Pharmaceuticals	1.8	386,901
Hotels, Restaurants & Leisure	1.8	385,665
Equity Real Estate Investment Trusts	1.8	384,657
Building Products	1.8	383,506
Household Products	1.7	362,630
Chemicals	1.6	352,865
Machinery	1.6	346,743
Interactive Media & Service	1.5	323,902
Multi-line Retail	1.5	321,808
Independent Power & Renewable Electricity Producer	1.4	315,802
Aerospace & Defense	1.4	311,673
Metals & Mining	1.4	304,468
Construction & Engineering	1.3	291,938
Consumer Finance	1.3	291,630
Food & Staples Retailing	1.3	287,733
Real Estate Management & Development	1.3	274,617
Containers & Packaging	1.2	263,451
Diversified Consumer Services	0.9	204,240
Professional Services	0.9	191,477
Technology Hardware, Storage & Peripherals	0.8	173,866
Electronic Equipment, Instruments & Components	0.8	173,315
Multi-Utilities	0.7	162,354
Health Care Equipment & Supplies	0.7	154,980
Airlines	0.6	139,689
Industrial Conglomerates	0.6	139,317

TOTAL COMMON STOCKS	99.4%	$21,603,667

REPURCHASE AGREEMENT	0.6	130,291

INVESTMENT OF SECURITY LENDING COLLATERAL	0.4	92,367

TOTAL INVESTMENTS	100.4%	$21,826,325

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.5%
	Aerospace & Defense — 2.4%
1,258	Boeing Co. (The)	$446,414

	Auto Components — 0.5%
728	Lear Corp.	96,751

	Banks — 5.7%
3,310	Bank of America Corp.	91,025
2,264	Comerica, Inc.	184,652
14,193	Fifth Third Bancorp	383,069
3,048	JPMorgan Chase & Co.	332,293
1,913	Zions Bancorp N.A.	90,007

		1,081,046

	Biotechnology — 4.0%
1,994	Amgen, Inc.	384,423
5,283	Celgene Corp.[1]	378,263

		762,686

	Building Products — 0.4%
1,600	Fortune Brands Home & Security, Inc.	71,728
269	Resideo Technologies, Inc.[1]	5,666

		77,394

	Capital Markets — 4.5%
1,497	CME Group, Inc.	274,310
6,184	Intercontinental Exchange, Inc.	476,415
2,143	Morgan Stanley	97,850

		848,575

	Chemicals — 0.4%
920	LyondellBasell Industries N.V. — Class A	82,129

	Commercial Services & Supplies — 0.5%
1,350	Republic Services, Inc.	98,118

	Communications Equipment — 3.7%
10,869	Cisco Systems, Inc.	497,257
1,197	F5 Networks, Inc.[1]	209,810

		707,067

	Consumer Finance — 1.1%
5,144	Ally Financial, Inc.	130,709
2,424	Synchrony Financial	70,005

		200,714

	Containers & Packaging — 2.7%
3,160	Avery Dennison Corp.	286,675
5,238	WestRock Co.	225,077

		511,752

	Diversified Consumer Services — 2.1%
942	Grand Canyon Education, Inc.[1]	117,467
6,748	Service Corp. International	279,840

		397,307

	Diversified Telecommunication Services — 1.9%
11,521	AT&T, Inc.	353,464

	Electric Utilities — 2.5%
10,304	PG&E Corp.	482,330

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Electrical Equipment — 1.1%
2,991	AMETEK, Inc.	$200,636

	Entertainment — 0.7%
1,192	Walt Disney Co. (The)	136,877

	Equity Real Estate Investment Trusts — 0.5%
538	Simon Property Group, Inc.	98,734

	Food & Staples Retailing — 1.0%
6,707	US Foods Holding Corp.[1]	195,643

	Food Products — 4.1%
2,287	Hershey Co. (The)	245,052
3,702	McCormick & Co., Inc.	533,088

		778,140

	Gas Utilities — 0.8%
2,833	UGI Corp.	150,319

	Health Care Equipment & Supplies — 1.2%
1,870	Varian Medical Systems, Inc.[1]	223,222

	Health Care Providers & Services — 6.0%
791	Aetna, Inc.	156,935
1,060	Anthem, Inc.	292,104
4,313	CVS Health Corp.	312,218
1,356	DaVita, Inc.[1]	91,313
907	Humana, Inc.	290,612

		1,143,182

	Household Products — 2.0%
3,720	Church & Dwight Co., Inc.	220,857
2,594	Energizer Holdings, Inc.	152,449

		373,306

	Industrial Conglomerates — 1.2%
1,615	Honeywell International, Inc.	233,884

	Insurance — 3.0%
7,349	MetLife, Inc.	302,706
1,700	Principal Financial Group, Inc.	80,019
2,753	Progressive Corp. (The)	191,884

		574,609

	Interactive Media & Services — 4.4%
346	Alphabet, Inc. — Class A1	377,341
2,993	Facebook, Inc. — Class A1	454,307

		831,648

	IT Services — 3.8%
1,736	Accenture PLC — Class A	273,628
2,443	Akamai Technologies, Inc.[1]	176,507
3,933	Cognizant Technology Solutions Corp. — Class A	271,495

		721,630

	Life Sciences Tools & Services — 0.9%
874	Waters Corp.[1]	165,789

	Machinery — 2.7%
4,665	Ingersoll-Rand PLC	447,560
624	Stanley Black & Decker, Inc.	72,709

		520,269

See Notes to Financial Statements.

103

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Media — 2.6%
13,076	Comcast Corp. — Class A	$498,719

	Metals & Mining — 0.6%
1,800	Nucor Corp.	106,416

	Multi-line Retail — 2.2%
4,983	Target Corp.	416,728

	Multi-Utilities — 1.5%
10,632	CenterPoint Energy, Inc.	287,170

	Oil, Gas & Consumable Fuels — 4.6%
3,102	Chevron Corp.	346,338
1,472	Phillips 66	151,351
4,176	Valero Energy Corp.	380,392

		878,081

	Pharmaceuticals — 2.6%
11,541	Pfizer, Inc.	496,956

	Real Estate Management & Development — 2.6%
9,640	CBRE Group, Inc. — Class A1	388,395
741	Jones Lang LaSalle, Inc.	98,005

		486,400

	Semiconductors & Semiconductor Equipment — 4.3%
7,817	Intel Corp.	366,461
3,321	Teradyne, Inc.	114,409
3,564	Texas Instruments, Inc.	330,846

		811,716

	Software — 6.5%
6,401	CA, Inc.	283,948
1,053	Dell Technologies, Inc. — Class V1	95,181
3,392	Microsoft Corp.	362,299
5,770	Oracle Corp.	281,807
1,441	Synopsys, Inc.[1]	129,013
616	VMware, Inc. — Class A1	87,096

		1,239,344

	Specialty Retail — 4.1%
5,742	Best Buy Co., Inc.	402,859
2,516	Lowe’s Cos., Inc.	239,573
1,415	Ross Stores, Inc.	140,085

		782,517

	Technology Hardware, Storage & Peripherals — 2.1%
3,137	NetApp, Inc.	246,223
3,314	Western Digital Corp.	142,733

		388,956

	TOTAL COMMON STOCKS (Cost $17,520,507)	18,886,638

TOTAL INVESTMENTS (Cost $17,520,507)	99.5%	$18,886,638

OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	86,939

NET ASSETS	100.0%	$18,973,577

See Notes to Financial Statements.

104

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.

See Notes to Financial Statements.

105

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Women in Leadership U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Software	6.5%	$1,239,344
Health Care Providers & Services	6.0	1,143,182
Banks	5.7	1,081,046
Oil, Gas & Consumable Fuels	4.6	878,081
Capital Markets	4.5	848,575
Interactive Media & Services	4.4	831,648
Semiconductors & Semiconductor Equipment	4.3	811,716
Specialty Retail	4.1	782,517
Food Products	4.1	778,140
Biotechnology	4.0	762,686
IT Services	3.8	721,630
Communications Equipment	3.7	707,067
Insurance	3.0	574,609
Machinery	2.7	520,269
Containers & Packaging	2.7	511,752
Media	2.6	498,719
Pharmaceuticals	2.6	496,956
Real Estate Management & Development	2.6	486,400
Electric Utilities	2.5	482,330
Aerospace & Defense	2.4	446,414
Multi-line Retail	2.2	416,728
Diversified Consumer Services	2.1	397,307
Technology Hardware, Storage & Peripherals	2.1	388,956
Household Products	2.0	373,306
Diversified Telecommunication Services	1.9	353,464
Multi-Utilities	1.5	287,170
Industrial Conglomerates	1.2	233,884
Health Care Equipment & Supplies	1.2	223,222
Consumer Finance	1.1	200,714
Electrical Equipment	1.1	200,636
Food & Staples Retailing	1.0	195,643
Life Sciences Tools & Services	0.9	165,789
Gas Utilities	0.8	150,319
Entertainment	0.7	136,877
Metals & Mining	0.6	106,416
Equity Real Estate Investment Trusts	0.5	98,734
Commercial Services & Supplies	0.5	98,118
Auto Components	0.5	96,751
Chemicals	0.4	82,129
Building Products	0.4	77,394

TOTAL COMMON STOCKS	99.5%	$18,886,638

TOTAL INVESTMENTS	99.5%	$18,886,638

See Notes to Financial Statements.

106

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SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 95.9%
	Air Freight & Logistics — 1.0%
47,980	Expeditors International of Washington, Inc.	$3,223,296

	Banks — 6.1%
165,000	Bank of America Corp	4,537,500
75,280	Citizens Financial Group, Inc.	2,811,708
46,900	East West Bancorp, Inc.	2,459,436
155,000	KeyCorp	2,814,800
13,960	PNC Financial Services Group, Inc. (The)	1,793,720
48,380	SunTrust Banks, Inc.	3,031,491
62,476	Zions Bancorp N.A.	2,939,496

		20,388,151

	Beverages — 1.0%
60,920	Monster Beverage Corp.[1]	3,219,622

	Biotechnology — 2.3%
142,120	Acorda Therapeutics, Inc.[1]	2,715,913
82,660	Emergent BioSolutions, Inc.[1,2]	5,057,966

		7,773,879

	Capital Markets — 1.7%
51,380	Bank of New York Mellon Corp. (The)	2,431,815
170,700	Waddell & Reed Financial, Inc. — Class A	3,255,249

		5,687,064

	Chemicals — 2.9%
35,080	Eastman Chemical Co.	2,748,518
119,900	Huntsman Corp.	2,623,412
29,180	LyondellBasell Industries N.V. — Class A	2,604,899
57,152	PolyOne Corp.	1,846,581

		9,823,410

	Commercial Services & Supplies — 1.3%
64,540	Tetra Tech, Inc.	4,262,222

	Communications Equipment — 1.2%
87,280	Cisco Systems, Inc.[2]	3,993,060

	Construction & Engineering — 2.0%
49,460	EMCOR Group, Inc.[2]	3,510,671
158,860	KBR, Inc.	3,142,251

		6,652,922

	Consumer Finance — 1.4%
22,540	Discover Financial Services	1,570,362
311,100	SLM Corp.[1]	3,154,554

		4,724,916

	Containers & Packaging — 0.8%
62,560	WestRock Co.	2,688,203

	Diversified Consumer Services — 1.0%
83,120	Service Corp. International	3,446,986

	Diversified Financial Services — 0.5%
41,080	Voya Financial, Inc.	1,797,661

	Diversified Telecommunication Services — 0.6%
63,160	AT&T, Inc.[2]	1,937,749

	Electric Utilities — 1.8%
88,240	Exelon Corp.	3,865,794

See Notes to Financial Statements.

107

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Electric Utilities — (Continued)
45,300	PG&E Corp	$2,120,493

		5,986,287

	Electrical Equipment — 1.2%
16,200	Eaton Corp. PLC	1,161,054
35,300	EnerSys	2,808,821

		3,969,875

	Electronic Equipment, Instruments & Components — 2.7%
37,600	Arrow Electronics, Inc.[1]	2,545,896
69,180	Methode Electronics, Inc	2,047,728
16,940	Tech Data Corp.[1]	1,196,981
183,120	Vishay Intertechnology, Inc	3,351,096

		9,141,701

	Equity Real Estate Investment Trusts — 3.6%
39,760	EPR Properties[2]	2,733,103
119,980	Hospitality Properties Trust	3,073,888
180,220	Host Hotels & Resorts, Inc.	3,444,004
98,960	Park Hotels & Resorts, Inc.	2,876,767

		12,127,762

	Food & Staples Retailing — 2.2%
51,480	Sysco Corp.	3,672,068
35,360	Walmart, Inc.	3,545,901

		7,217,969

	Food Products — 2.4%
54,400	Archer-Daniels-Midland Co.	2,570,400
77,720	General Mills, Inc.	3,404,136
32,320	Tyson Foods, Inc. — Class A	1,936,614

		7,911,150

	Health Care Equipment & Supplies — 1.6%
17,860	Align Technology, Inc.[1,2]	3,950,632
21,740	Baxter International, Inc.	1,358,967

		5,309,599

	Health Care Providers & Services — 8.0%
57,960	Amedisys, Inc.[1]	6,375,600
68,220	AMN Healthcare Services, Inc.[1,2]	3,453,296
23,960	Centene Corp.[1,2]	3,122,467
45,660	CVS Health Corp.	3,305,327
36,520	Molina Healthcare, Inc.[1]	4,629,641
21,120	WellCare Health Plans, Inc.[1,2]	5,828,909

		26,715,240

	Hotels, Restaurants & Leisure — 2.4%
44,720	Hilton Worldwide Holdings, Inc.	3,182,722
22,740	Hyatt Hotels Corp. — Class A	1,573,608
102,160	International Game Technology PLC[3]	1,895,068
33,900	Wyndham Destinations, Inc.[2]	1,216,332

		7,867,730

	Household Products — 0.9%
48,020	Church & Dwight Co., Inc.	2,850,947

	Independent Power & Renewable Electricity Producer — 0.6%
130,000	AES Corp.[2]	1,895,400

See Notes to Financial Statements.

108

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Insurance — 4.7%
63,700	CNA Financial Corp.	$2,762,669
29,700	Lincoln National Corp.	1,787,643
76,960	MetLife, Inc.	3,169,982
142,040	Old Republic International Corp.	3,131,982
24,900	Prudential Financial, Inc.	2,335,122
67,572	Unum Group	2,450,161

		15,637,559

	Interactive Media & Service — 0.6%
46,600	Yelp, Inc.[1]	1,995,412

	IT Services — 6.5%
49,032	Amdocs, Ltd.	3,102,255
40,580	Cognizant Technology Solutions Corp. — Class A	2,801,237
198,375	Conduent, Inc.[1,2]	3,788,963
18,700	Euronet Worldwide, Inc.[1]	2,079,066
19,460	FleetCor Technologies, Inc.[1,2]	3,892,584
39,320	MAXIMUS, Inc.	2,554,620
118,900	Sykes Enterprises, Inc.[1]	3,646,663

		21,865,388

	Life Sciences Tools & Services — 2.7%
52,540	Agilent Technologies, Inc.	3,404,067
30,000	Medpace Holdings, Inc.[1]	1,563,000
17,780	Thermo Fisher Scientific, Inc.	4,154,297

		9,121,364

	Machinery — 3.7%
47,480	AGCO Corp.[2]	2,660,779
48,280	Barnes Group, Inc.	2,732,648
39,420	Crane Co.[2]	3,431,117
36,080	Ingersoll-Rand PLC	3,461,515

		12,286,059

	Media — 2.9%
76,280	Comcast Corp. — Class A	2,909,319
70,800	Interpublic Group of Cos., Inc. (The)	1,639,728
129,160	News Corp. — Class A	1,703,620
44,580	Omnicom Group, Inc.	3,313,186

		9,565,853

	Metals & Mining — 0.9%
75,192	Steel Dynamics, Inc.	2,977,603

	Multi-line Retail — 0.6%
22,800	Target Corp.	1,906,764

	Multi-Utilities — 2.7%
49,640	Ameren Corp.	3,205,751
31,760	DTE Energy Co.[3]	3,569,824
45,000	Public Service Enterprise Group, Inc.	2,404,350

		9,179,925

	Oil, Gas & Consumable Fuels — 3.8%
48,620	Marathon Petroleum Corp.	3,425,279
75,440	PBF Energy, Inc. — Class A	3,157,164
203,900	Range Resources Corp.	3,231,815
33,460	Valero Energy Corp.	3,047,872

		12,862,130

See Notes to Financial Statements.

109

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Paper & Forest Products — 1.8%
70,680	Domtar Corp.	$3,273,191
126,140	Louisiana-Pacific Corp.	2,746,068

		6,019,259

	Personal Products — 0.5%
21,760	Nu Skin Enterprises, Inc. — Class A	1,527,987

	Pharmaceuticals — 0.9%
65,940	Supernus Pharmaceuticals, Inc.[1]	3,136,106

	Professional Services — 1.4%
56,300	Korn/Ferry International	2,541,382
28,720	ManpowerGroup, Inc.	2,191,049

		4,732,431

	Real Estate Management & Development — 0.9%
72,780	CBRE Group, Inc. — Class A1	2,932,306

	Semiconductors & Semiconductor Equipment — 3.3%
65,380	Applied Materials, Inc.	2,149,695
38,000	Intel Corp.	1,781,440
74,060	Micron Technology, Inc.[1,2]	2,793,543
180,140	ON Semiconductor Corp.[1]	3,062,380
39,680	Teradyne, Inc.	1,366,976

		11,154,034

	Software — 2.4%
86,049	Cadence Design Systems, Inc.[1]	3,835,204
38,080	Microsoft Corp.	4,067,325

		7,902,529

	Specialty Retail — 3.8%
59,980	Best Buy Co., Inc.[2]	4,208,197
32,260	Lowe’s Cos., Inc.	3,071,797
38,960	Ross Stores, Inc.	3,857,040
14,100	TJX Cos., Inc. (The)	1,549,308

		12,686,342

	Textiles, Apparel & Luxury Goods — 0.6%
37,000	Michael Kors Holdings, Ltd.[1]	2,050,170

	TOTAL COMMON STOCKS (Cost $275,671,294)	320,152,022

Face Amount

REPURCHASE AGREEMENT* — 3.5%
$11,456,016	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $11,456,150, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $11,815,000, coupon rate of 2.375%, due 4/15/2021, market value of $11,686,512)	11,456,016

	TOTAL REPURCHASE AGREEMENT (Cost $11,456,016)	11,456,016

See Notes to Financial Statements.

110

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.6%
5,392,036	State Street Navigator Securities Lending Government Money Market Portfolio	$5,392,036

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $5,392,036)	5,392,036

TOTAL LONG INVESTMENTS (Cost $292,519,346)	101.0%	$337,000,074

COMMON STOCKS SOLD SHORT* — (64.9)%
	Aerospace & Defense — (0.9)%
(9,460)	TransDigm Group, Inc.[1]	(3,124,165)

	Air Freight & Logistics — (0.8)%
(11,500)	FedEx Corp.	(2,533,910)

	Banks — (3.7)%
(71,500)	Ameris Bancorp	(3,066,635)
(30,140)	First Republic Bank	(2,742,439)
(31,820)	Signature Bank	(3,497,018)
(24,440)	South State Corp.	(1,653,855)
(150,400)	Valley National Bancorp	(1,500,992)

		(12,460,939)

	Beverages — (1.8)%
(51,160)	Brown-Forman Corp. — Class B	(2,370,755)
(77,500)	Coca-Cola Co. (The)	(3,710,700)

		(6,081,455)

	Capital Markets — (2.0)%
(7,780)	Goldman Sachs Group, Inc. (The)	(1,753,379)
(16,620)	MarketAxess Holdings, Inc.	(3,484,715)
(30,280)	TD Ameritrade Holding Corp.	(1,566,082)

		(6,804,176)

	Chemicals — (2.8)%
(31,360)	Balchem Corp.	(2,936,864)
(24,680)	DowDuPont, Inc.	(1,330,746)
(15,700)	International Flavors & Fragrances, Inc.	(2,271,162)
(6,960)	Sherwin-Williams Co. (The)	(2,738,551)

		(9,277,323)

	Commercial Services & Supplies — (2.2)%
(129,400)	Covanta Holding Corp.	(1,900,886)
(31,020)	Rollins, Inc.	(1,836,384)
(40,200)	Waste Management, Inc.	(3,596,694)

		(7,333,964)

	Communications Equipment — (0.7)%
(19,000)	Motorola Solutions, Inc.	(2,328,640)

	Construction Materials — (1.1)%
(12,920)	Martin Marietta Materials, Inc.	(2,212,937)
(14,320)	Vulcan Materials Co.	(1,448,325)

		(3,661,262)

	Distributors — (1.0)%
(35,000)	Genuine Parts Co.	(3,427,200)

	Electric Utilities — (1.6)%
(27,580)	Edison International	(1,913,776)
(28,340)	El Paso Electric Co.	(1,616,797)

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Electric Utilities — (Continued)
(43,200)	Southern Co. (The)	$(1,945,296)

		(5,475,869)

	Electronic Equipment, Instruments & Components — (0.6)%
(38,960)	National Instruments Corp.	(1,907,871)

	Equity Real Estate Investment Trusts — (4.3)%
(75,260)	Acadia Realty Trust	(2,095,239)
(3,915)	Equinix, Inc.	(1,482,767)
(48,040)	Kilroy Realty Corp.	(3,308,995)
(13,300)	Public Storage	(2,732,751)
(20,660)	SBA Communications Corp.[1]	(3,350,432)
(17,920)	Vornado Realty Trust	(1,219,994)

		(14,190,178)

	Food & Staples Retailing — (0.8)%
(38,107)	PriceSmart, Inc.	(2,673,206)

	Health Care Equipment & Supplies — (6.8)%
(14,960)	Becton Dickinson & Co.	(3,448,280)
(14,860)	Cooper Cos., Inc. (The)	(3,838,486)
(49,440)	DENTSPLY SIRONA, Inc.	(1,712,107)
(23,560)	Edwards Lifesciences Corp.[1]	(3,477,456)
(15,380)	IDEXX Laboratories, Inc.[1]	(3,262,406)
(40,800)	Medtronic PLC	(3,664,656)
(20,780)	Stryker Corp.	(3,370,932)

		(22,774,323)

	Health Care Providers & Services — (0.8)%
(67,700)	MEDNAX, Inc.[1]	(2,795,333)

	Hotels, Restaurants & Leisure — (2.5)%
(9,340)	Chipotle Mexican Grill, Inc.[1]	(4,299,482)
(28,400)	Jack in the Box, Inc.	(2,241,612)
(10,640)	McDonald’s Corp.	(1,882,216)

		(8,423,310)

	Household Durables — (1.3)%
(117,600)	Newell Brands, Inc.	(1,867,488)
(21,980)	Whirlpool Corp.	(2,412,525)

		(4,280,013)

	Household Products — (0.7)%
(40,920)	Colgate-Palmolive Co.	(2,436,786)

	Industrial Conglomerates — (1.6)%
(16,480)	3M Co.	(3,135,485)
(218,960)	General Electric Co.	(2,211,496)

		(5,346,981)

	Insurance — (3.0)%
(61,160)	American International Group, Inc.	(2,525,296)
(2,900)	Markel Corp.[1]	(3,170,396)
(70,780)	Mercury General Corp.	(4,197,962)

		(9,893,654)

	IT Services — (1.8)%
(42,710)	Fiserv, Inc.[1]	(3,386,903)
(23,180)	International Business Machines Corp.	(2,675,667)

		(6,062,570)

See Notes to Financial Statements.

112

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Quantitative U.S. Long/Short Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Leisure Product — (1.1)%
(37,940)	Hasbro, Inc	$(3,479,477)

	Life Sciences Tools & Services — (1.0)%
(17,480)	Waters Corp.[1]	(3,315,781)

	Machinery — (1.1)%
(73,820)	Donaldson Co., Inc.	(3,785,490)

	Media — (1.4)%
(52,660)	John Wiley & Sons, Inc. — Class A	(2,856,278)
(69,500)	New York Times Co. (The) — Class A	(1,834,800)

		(4,691,078)

	Multi-Utilities — (1.1)%
(68,680)	NiSource, Inc.	(1,741,725)
(17,220)	Sempra Energy	(1,896,266)

		(3,637,991)

	Oil, Gas & Consumable Fuels — (2.5)%
(52,340)	Cheniere Energy, Inc.[1]	(3,161,860)
(204,060)	Kinder Morgan, Inc.	(3,473,101)
(25,900)	ONEOK, Inc.	(1,699,040)

		(8,334,001)

	Personal Products — (0.5)%
(12,520)	Estee Lauder Cos., Inc. (The) — Class A	(1,720,749)

	Pharmaceuticals — (2.7)%
(27,580)	Johnson & Johnson	(3,860,924)
(89,920)	Mylan N.V.[1]	(2,810,000)
(31,100)	Perrigo Co. PLC	(2,186,330)

		(8,857,254)

	Road & Rail — (1.6)%
(6,640)	AMERCO	(2,167,827)
(28,420)	JB Hunt Transport Services, Inc.	(3,143,536)

		(5,311,363)

	Semiconductors & Semiconductor Equipment — (1.0)%
(189,120)	Advanced Micro Devices, Inc.[1]	(3,443,875)

	Software — (4.4)%
(27,360)	Autodesk, Inc.[1]	(3,536,280)
(16,800)	Fair Isaac Corp.[1]	(3,237,528)
(41,960)	PTC, Inc.[1]	(3,457,924)
(23,140)	salesforce.com, Inc.[1]	(3,175,734)
(5,540)	Tyler Technologies, Inc.[1]	(1,172,596)

		(14,580,062)

	Specialty Retail — (1.9)%
(33,940)	CarMax, Inc.[1]	(2,304,865)
(122,820)	L Brands, Inc	(3,981,825)

		(6,286,690)

	Technology Hardware, Storage & Peripherals — (1.1)%
(133,760)	Xerox Corp.	(3,727,891)

See Notes to Financial Statements.

113

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Quantitative U.S. Long/Short Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Thrifts & Mortgage Finance — (0.7)%
(70,480)	Flagstar Bancorp, Inc.[1]	$(2,170,079)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(230,524,116))	(216,634,909)

TOTAL SHORT INVESTMENTS (Proceeds $(230,524,116))	(64.9)%	$(216,634,909)

TOTAL INVESTMENTS (Cost $61,995,230)	36.1%	$120,365,165

OTHER ASSETS IN EXCESS OF LIABILITIES	63.9	213,440,571

NET ASSETS	100.0%	$333,805,736

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $49,080,487.
[3]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

114

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Health Care Providers & Services	8.0%	$26,715,240
IT Services	6.5	21,865,388
Banks	6.1	20,388,151
Insurance	4.7	15,637,559
Oil, Gas & Consumable Fuels	3.8	12,862,130
Specialty Retail	3.8	12,686,342
Machinery	3.7	12,286,059
Equity Real Estate Investment Trusts	3.6	12,127,762
Semiconductors & Semiconductor Equipment	3.3	11,154,034
Chemicals	2.9	9,823,410
Media	2.9	9,565,853
Multi-Utilities	2.7	9,179,925
Electronic Equipment, Instruments & Components	2.7	9,141,701
Life Sciences Tools & Services	2.7	9,121,364
Food Products	2.4	7,911,150
Software	2.4	7,902,529
Hotels, Restaurants & Leisure	2.4	7,867,730
Biotechnology	2.3	7,773,879
Food & Staples Retailing	2.2	7,217,969
Construction & Engineering	2.0	6,652,922
Paper & Forest Products	1.8	6,019,259
Electric Utilities	1.8	5,986,287
Capital Markets	1.7	5,687,064
Health Care Equipment & Supplies	1.6	5,309,599
Professional Services	1.4	4,732,431
Consumer Finance	1.4	4,724,916
Commercial Services & Supplies	1.3	4,262,222
Communications Equipment	1.2	3,993,060
Electrical Equipment	1.2	3,969,875
Diversified Consumer Services	1.0	3,446,986
Air Freight & Logistics	1.0	3,223,296
Beverages	1.0	3,219,622
Pharmaceuticals	0.9	3,136,106
Metals & Mining	0.9	2,977,603
Real Estate Management & Development	0.9	2,932,306
Household Products	0.9	2,850,947
Containers & Packaging	0.8	2,688,203
Textiles, Apparel & Luxury Goods	0.6	2,050,170
Interactive Media & Service	0.6	1,995,412
Diversified Telecommunication Services	0.6	1,937,749
Multi-line Retail	0.6	1,906,764
Independent Power & Renewable Electricity Producer	0.6	1,895,400
Diversified Financial Services	0.5	1,797,661
Personal Products	0.5	1,527,987
Short Positions:
Personal Products	(0.5)	(1,720,749)
Electronic Equipment, Instruments & Components	(0.6)	(1,907,871)
Thrifts & Mortgage Finance	(0.7)	(2,170,079)
Communications Equipment	(0.7)	(2,328,640)
Household Products	(0.7)	(2,436,786)
Air Freight & Logistics	(0.8)	(2,533,910)
Food & Staples Retailing	(0.8)	(2,673,206)
Health Care Providers & Services	(0.8)	(2,795,333)

See Notes to Financial Statements.

115

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Quantitative U.S. Long/Short Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Aerospace & Defense	(0.9)%	$(3,124,165)
Life Sciences Tools & Services	(1.0)	(3,315,781)
Distributors	(1.0)	(3,427,200)
Semiconductors & Semiconductor Equipment	(1.0)	(3,443,875)
Leisure Product	(1.1)	(3,479,477)
Multi-Utilities	(1.1)	(3,637,991)
Construction Materials	(1.1)	(3,661,262)
Technology Hardware, Storage & Peripherals	(1.1)	(3,727,891)
Machinery	(1.1)	(3,785,490)
Household Durables	(1.3)	(4,280,013)
Media	(1.4)	(4,691,078)
Road & Rail	(1.6)	(5,311,363)
Industrial Conglomerates	(1.6)	(5,346,981)
Electric Utilities	(1.6)	(5,475,869)
IT Services	(1.8)	(6,062,570)
Beverages	(1.8)	(6,081,455)
Specialty Retail	(1.9)	(6,286,690)
Capital Markets	(2.0)	(6,804,176)
Commercial Services & Supplies	(2.2)	(7,333,964)
Oil, Gas & Consumable Fuels	(2.5)	(8,334,001)
Hotels, Restaurants & Leisure	(2.5)	(8,423,310)
Pharmaceuticals	(2.7)	(8,857,254)
Chemicals	(2.8)	(9,277,323)
Insurance	(3.0)	(9,893,654)
Banks	(3.7)	(12,460,939)
Equity Real Estate Investment Trusts	(4.3)	(14,190,178)
Software	(4.4)	(14,580,062)
Health Care Equipment & Supplies	(6.8)	(22,774,323)

TOTAL COMMON STOCKS	31.0%	$103,517,113

REPURCHASE AGREEMENT	3.5	11,456,016

INVESTMENT OF SECURITY LENDING COLLATERAL	1.6	5,392,036

TOTAL INVESTMENTS	36.1%	$120,365,165

See Notes to Financial Statements.

116

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 124.5%
	Air Freight & Logistics — 1.1%
15,340	Expeditors International of Washington, Inc.	$1,030,541

	Airlines — 0.7%
10,380	SkyWest, Inc.	594,670

	Auto Components — 0.0%
736	Garrett Motion, Inc.[1]	11,165

	Banks — 8.9%
36,300	Bank of America Corp.	998,250
20,480	Citizens Financial Group, Inc.	764,928
4,780	Comerica, Inc.	389,857
5,960	East West Bancorp, Inc.	312,542
48,380	Fifth Third Bancorp[2]	1,305,776
10,097	JPMorgan Chase & Co.	1,100,775
62,060	KeyCorp[2]	1,127,010
24,700	SunTrust Banks, Inc.[2]	1,547,702
10,800	Zions Bancorp N.A.	508,140

		8,054,980

	Beverages — 1.2%
20,440	Monster Beverage Corp.[1]	1,080,254

	Biotechnology — 2.8%
22,700	Emergent BioSolutions, Inc.[1,2]	1,389,013
16,860	Gilead Sciences, Inc.	1,149,515

		2,538,528

	Building Products — 0.0%
1,227	Resideo Technologies, Inc.[1]	25,821

	Capital Markets — 2.9%
7,660	CME Group, Inc.[2]	1,403,619
8,680	Evercore, Inc. — Class A	709,069
28,300	Waddell & Reed Financial, Inc. — Class A	539,681

		2,652,369

	Chemicals — 1.9%
40,100	Huntsman Corp.	877,388
9,156	LyondellBasell Industries N.V. — Class A	817,356

		1,694,744

	Communications Equipment — 2.1%
42,100	Cisco Systems, Inc.[2]	1,926,075

	Construction & Engineering — 1.6%
20,340	EMCOR Group, Inc.[2]	1,443,733

	Consumer Finance — 1.9%
28,820	Ally Financial, Inc.	732,316
5,800	Discover Financial Services	404,086
53,800	SLM Corp.[1]	545,532

		1,681,934

	Containers & Packaging — 2.6%
15,560	Avery Dennison Corp.[2]	1,411,603
22,000	WestRock Co.	945,340

		2,356,943

	Diversified Consumer Services — 1.0%
22,560	Service Corp. International	935,563

See Notes to Financial Statements.

117

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Financial Services — 0.9%
19,500	Voya Financial, Inc.	$853,320

	Diversified Telecommunication Services — 2.1%
29,020	AT&T, Inc.	890,334
26,800	CenturyLink, Inc.	553,152
8,700	Verizon Communications, Inc.	496,683

		1,940,169

	Electric Utilities — 2.0%
29,220	Exelon Corp.[2]	1,280,128
13,620	Hawaiian Electric Industries, Inc.	508,026

		1,788,154

	Electrical Equipment — 1.2%
16,080	AMETEK, Inc.	1,078,646

	Electronic Equipment, Instruments & Components — 2.1%
9,680	Arrow Electronics, Inc.[1]	655,433
17,520	Tech Data Corp.[1]	1,237,963

		1,893,396

	Entertainment — 1.1%
32,500	Viacom, Inc. — Class B	1,039,350

	Equity Real Estate Investment Trusts — 4.2%
6,680	EPR Properties	459,183
38,038	Hospitality Properties Trust	974,534
60,780	Host Hotels & Resorts, Inc.[2]	1,161,506
6,200	National Health Investors, Inc. REIT	455,452
24,860	Park Hotels & Resorts, Inc.	722,680

		3,773,355

	Food & Staples Retailing — 3.5%
15,640	Sysco Corp.	1,115,601
14,060	Walgreens Boots Alliance, Inc.	1,121,566
9,620	Walmart, Inc.	964,694

		3,201,861

	Food Products — 3.0%
21,660	Conagra Brands, Inc.	771,096
28,920	General Mills, Inc.[2]	1,266,696
16,560	Hormel Foods Corp.	722,678

		2,760,470

	Health Care Equipment & Supplies — 1.1%
16,620	Baxter International, Inc.	1,038,916

	Health Care Providers & Services — 7.4%
10,640	Amedisys, Inc.[1]	1,170,400
3,640	Anthem, Inc.	1,003,075
4,020	Centene Corp.[1]	523,886
6,800	CVS Health Corp.	492,252
13,380	Molina Healthcare, Inc.[1,2]	1,696,183
6,700	WellCare Health Plans, Inc.[1,2]	1,849,133

		6,734,929

	Hotels, Restaurants & Leisure — 2.6%
14,350	Hilton Worldwide Holdings, Inc.	1,021,289
15,340	Wyndham Destinations, Inc.	550,399

See Notes to Financial Statements.

118

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Hotels, Restaurants & Leisure — (Continued)
15,340	Wyndham Hotels & Resorts, Inc.	$756,109

		2,327,797

	Household Products — 1.4%
20,900	Church & Dwight Co., Inc.	1,240,833

	Independent Power & Renewable Electricity Producer — 1.2%
72,300	AES Corp.	1,054,134

	Industrial Conglomerates — 1.2%
7,360	Honeywell International, Inc.	1,065,875

	Insurance — 4.4%
26,960	Aflac, Inc.	1,161,167
26,380	MetLife, Inc.	1,086,592
7,380	Travelers Cos., Inc. (The)	923,460
21,780	Unum Group	789,743

		3,960,962

	Interactive Media & Service — 1.3%
27,060	Yelp, Inc.[1]	1,158,709

	IT Services — 7.5%
20,120	Amdocs, Ltd.[2]	1,272,992
16,920	Cognizant Technology Solutions Corp. — Class A	1,167,988
15,348	Conduent, Inc.[1]	293,147
4,920	FleetCor Technologies, Inc.[1]	984,148
49,500	Genpact, Ltd.[2]	1,356,795
8,080	ManTech International Corp. — Class A	462,822
13,580	MAXIMUS, Inc.	882,293
2,800	Visa, Inc. — Class A.	385,980

		6,806,165

	Life Sciences Tools & Services — 3.1%
13,700	Charles River Laboratories International, Inc.[1,2]	1,668,934
13,300	Luminex Corp.	382,641
15,260	Medpace Holdings, Inc.[1]	795,046

		2,846,621

	Machinery — 5.1%
8,960	AGCO Corp.	502,118
9,020	Crane Co.	785,101
9,220	Fortive Corp.	684,585
9,160	IDEX Corp.[2]	1,161,671
11,660	Ingersoll-Rand PLC	1,118,661
11,300	Terex Corp.	377,307

		4,629,443

	Media — 3.9%
35,320	Comcast Corp. — Class A2	1,347,105
51,840	Interpublic Group of Cos., Inc. (The)	1,200,614
74,480	News Corp. — Class A	982,391

		3,530,110

	Metals & Mining — 1.1%
24,520	Steel Dynamics, Inc.	970,992

	Multi-line Retail — 2.2%
14,910	Kohl’s Corp.	1,129,135

See Notes to Financial Statements.

119

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Multi-line Retail — (Continued)
9,840	Target Corp.	$822,919

		1,952,054

	Multi-Utilities — 1.9%
8,540	DTE Energy Co.	959,896
30,080	MDU Resources Group, Inc.	750,797

		1,710,693

	Oil, Gas & Consumable Fuels — 5.0%
16,600	ConocoPhillips	1,160,340
16,740	Marathon Petroleum Corp.[2]	1,179,333
3,700	Phillips 66	380,434
32,280	Range Resources Corp.	511,638
14,300	Valero Energy Corp.[2]	1,302,587

		4,534,332

	Paper & Forest Products — 0.7%
13,920	Domtar Corp.	644,635

	Pharmaceuticals — 1.5%
31,235	Pfizer, Inc.[2]	1,344,979

	Professional Services — 2.0%
11,160	ManpowerGroup, Inc.	851,396
15,520	Robert Half International, Inc.	939,426

		1,790,822

	Real Estate Management & Development — 1.1%
25,320	CBRE Group, Inc. — Class A1	1,020,143

	Road & Rail — 0.9%
8,320	Landstar System, Inc.	832,749

	Semiconductors & Semiconductor Equipment — 4.6%
9,000	Intel Corp.	421,920
18,320	Micron Technology, Inc.[1]	691,030
3,420	NVIDIA Corp.	721,039
38,880	ON Semiconductor Corp.[1]	660,960
22,660	Teradyne, Inc.	780,637
9,980	Texas Instruments, Inc.	926,443

		4,202,029

	Software — 3.3%
9,140	Citrix Systems, Inc.[1]	936,576
9,680	Oracle Corp.	472,771
18,000	SS&C Technologies Holdings, Inc.	920,880
13,889	Verint Systems, Inc.[1]	634,311

		2,964,538

	Specialty Retail — 6.1%
14,760	Best Buy Co., Inc.	1,035,562
6,300	Home Depot, Inc. (The)[2]	1,108,044
9,580	Lowe’s Cos., Inc.	912,208
12,220	Ross Stores, Inc.	1,209,780
11,240	TJX Cos., Inc. (The)	1,235,051

		5,500,645

	Technology Hardware, Storage & Peripherals — 2.9%
53,680	Hewlett Packard Enterprise Co.	818,620
19,400	HP, Inc.	468,316

See Notes to Financial Statements.

120

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Technology Hardware, Storage & Peripherals — (Continued)
16,660	NetApp, Inc.[2]	$1,307,643

		2,594,579

	Textiles, Apparel & Luxury Goods — 1.2%
19,120	Michael Kors Holdings, Ltd.[1,2]	1,059,439

	Trading Companies & Distributors — 1.0%
18,820	WESCO International, Inc.[1]	944,388

	TOTAL COMMON STOCKS (Cost $93,588,418)	112,817,552

Face Amount

REPURCHASE AGREEMENT* — 0.9%
$822,770	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $822,780, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $850,000, coupon rate of 2.375%, due 4/15/2021, market value of $840,756)	822,770

	TOTAL REPURCHASE AGREEMENT (Cost $822,770)	822,770

TOTAL LONG INVESTMENTS (Cost $94,411,188)	125.4%	$113,640,322

Shares

COMMON STOCKS SOLD SHORT* — (25.4)%
	Aerospace & Defense — (0.4)%
(1,000)	TransDigm Group, Inc.[1]	(330,250)

	Air Freight & Logistics — (0.3)%
(1,400)	FedEx Corp.	(308,476)

	Airlines — (0.4)%
(5,520)	Alaska Air Group, Inc.	(339,038)

	Banks — (2.4)%
(7,540)	Ameris Bancorp	(323,391)
(8,840)	Columbia Banking System, Inc.	(327,876)
(3,480)	First Republic Bank	(316,645)
(5,060)	Pinnacle Financial Partners, Inc.	(264,638)
(2,920)	Signature Bank	(320,908)
(4,420)	South State Corp.	(299,101)
(8,960)	Union Bankshares Corp.	(305,894)

		(2,158,453)

	Beverages — (0.7)%
(7,480)	Brown-Forman Corp. — Class B	(346,623)
(5,900)	Coca-Cola Co. (The)	(282,492)

		(629,115)

	Capital Markets — (0.6)%
(1,020)	Goldman Sachs Group, Inc. (The)	(229,877)
(1,780)	S&P Global, Inc.	(324,530)

		(554,407)

	Chemicals — (1.5)%
(6,180)	DowDuPont, Inc.	(333,226)
(4,080)	FMC Corp.	(318,566)
(900)	NewMarket Corp.	(347,364)

See Notes to Financial Statements.

121

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Chemicals — (Continued)
(900)	Sherwin-Williams Co. (The)	$(354,123)

		(1,353,279)

	Commercial Services & Supplies — (0.8)%
(6,660)	Healthcare Services Group, Inc.	(270,329)
(6,320)	HNI Corp.	(239,465)
(4,680)	Stericycle, Inc.[1]	(233,860)

		(743,654)

	Communications Equipment — (0.4)%
(2,980)	Motorola Solutions, Inc.	(365,229)

	Construction Materials — (0.9)%
(3,420)	Eagle Materials, Inc.	(252,533)
(2,080)	Martin Marietta Materials, Inc.	(356,262)
(2,420)	Vulcan Materials Co.	(244,759)

		(853,554)

	Distributors — (0.7)%
(2,920)	Genuine Parts Co.	(285,926)
(2,480)	Pool Corp.	(361,460)

		(647,386)

	Electrical Equipment — (0.2)%
(1,100)	Acuity Brands, Inc.	(138,204)

	Electronic Equipment, Instruments & Components — (0.8)%
(6,600)	Cognex Corp.	(282,744)
(8,700)	National Instruments Corp.	(426,039)

		(708,783)

	Equity Real Estate Investment Trusts — (2.6)%
(8,120)	Acadia Realty Trust	(226,061)
(1,900)	Federal Realty Investment Trust	(235,695)
(5,200)	Kilroy Realty Corp.	(358,176)
(5,740)	Prologis, Inc.	(370,058)
(1,220)	Public Storage	(250,673)
(3,360)	Realty Income Corp.	(202,507)
(1,980)	SBA Communications Corp.[1]	(321,097)
(3,500)	Ventas, Inc.	(203,140)
(2,900)	Vornado Realty Trust	(197,432)

		(2,364,839)

	Food & Staples Retailing — (0.4)%
(4,520)	PriceSmart, Inc.	(317,078)

	Health Care Equipment & Supplies — (1.4)%
(1,520)	Becton Dickinson & Co.	(350,360)
(1,380)	Cooper Cos., Inc. (The)	(356,468)
(5,920)	DENTSPLY SIRONA, Inc.	(205,010)
(3,280)	ResMed, Inc.	(347,417)

		(1,259,255)

	Hotels, Restaurants & Leisure — (1.4)%
(700)	Chipotle Mexican Grill, Inc.[1]	(322,231)
(2,940)	Jack in the Box, Inc.	(232,054)
(2,200)	McDonald’s Corp.	(389,180)
(12,280)	MGM Resorts International	(327,630)

		(1,271,095)

See Notes to Financial Statements.

122

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Household Durables — (0.7)%
(1,580)	Mohawk Industries, Inc.[1]	$(197,073)
(12,980)	Newell Brands, Inc.	(206,123)
(2,300)	Whirlpool Corp.	(252,448)

		(655,644)

	Household Products — (0.4)%
(5,840)	Colgate-Palmolive Co.	(347,772)

	Industrial Conglomerates — (0.5)%
(1,660)	3M Co.	(315,832)
(17,580)	General Electric Co.	(177,558)

		(493,390)

	Insurance — (1.1)%
(3,940)	American International Group, Inc.	(162,683)
(3,720)	Cincinnati Financial Corp.	(292,541)
(300)	Markel Corp.[1]	(327,972)
(4,120)	Mercury General Corp.	(244,357)

		(1,027,553)

	IT Services — (0.6)%
(1,300)	International Business Machines Corp.	(150,059)
(5,320)	Paychex, Inc.	(348,407)

		(498,466)

	Leisure Product — (0.6)%
(2,940)	Hasbro, Inc.	(269,628)
(3,340)	Polaris Industries, Inc.	(297,193)

		(566,821)

	Machinery — (0.7)%
(2,580)	Illinois Tool Works, Inc.	(329,131)
(4,560)	Woodward, Inc.	(335,798)

		(664,929)

	Multi-line Retail — (0.4)%
(8,540)	Big Lots, Inc.	(354,581)

	Oil, Gas & Consumable Fuels — (0.4)%
(5,420)	ONEOK, Inc.	(355,552)

	Pharmaceuticals — (0.2)%
(2,167)	Perrigo Co. PLC.	(152,340)

	Professional Services — (0.6)%
(800)	CoStar Group, Inc.[1]	(289,136)
(2,100)	Equifax, Inc.	(213,024)

		(502,160)

	Road & Rail — (1.4)%
(880)	AMERCO	(287,302)
(3,180)	JB Hunt Transport Services, Inc.	(351,740)
(3,220)	Kansas City Southern	(328,311)
(10,200)	Knight-Swift Transportation Holdings, Inc.	(326,400)

		(1,293,753)

	Software — (0.7)%
(2,400)	Autodesk, Inc.[1]	(310,200)
(1,680)	Intuit, Inc.	(354,480)

		(664,680)

See Notes to Financial Statements.

123

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Specialty Retail — (0.9)%
(5,080)	CarMax, Inc.[1]	$(344,983)
(13,560)	L Brands, Inc	(439,615)

		(784,598)

	Thrifts & Mortgage Finance — (0.3)%
(9,680)	Flagstar Bancorp, Inc.[1]	(298,047)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(25,995,799))	(23,002,381)

TOTAL SHORT INVESTMENTS (Proceeds $(25,995,799))	(25.4)%	$(23,002,381)

TOTAL INVESTMENTS (Cost $68,415,389)	100.0%	$90,637,941

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(27,829)

NET ASSETS	100.0%	$90,610,112

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $28,637,625.

See Notes to Financial Statements.

124

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Banks	8.9%	$8,054,980
IT Services	7.5	6,806,165
Health Care Providers & Services	7.4	6,734,929
Specialty Retail	6.1	5,500,645
Machinery	5.1	4,629,443
Oil, Gas & Consumable Fuels	5.0	4,534,332
Semiconductors & Semiconductor Equipment	4.6	4,202,029
Insurance	4.4	3,960,962
Equity Real Estate Investment Trusts	4.2	3,773,355
Media	3.9	3,530,110
Food & Staples Retailing	3.5	3,201,861
Software	3.3	2,964,538
Life Sciences Tools & Services	3.1	2,846,621
Food Products	3.0	2,760,470
Capital Markets	2.9	2,652,369
Technology Hardware, Storage & Peripherals	2.9	2,594,579
Biotechnology	2.8	2,538,528
Containers & Packaging	2.6	2,356,943
Hotels, Restaurants & Leisure	2.6	2,327,797
Multi-line Retail	2.2	1,952,054
Diversified Telecommunication Services	2.1	1,940,169
Communications Equipment	2.1	1,926,075
Electronic Equipment, Instruments & Components	2.1	1,893,396
Professional Services	2.0	1,790,822
Electric Utilities	2.0	1,788,154
Multi-Utilities	1.9	1,710,693
Chemicals	1.9	1,694,744
Consumer Finance	1.9	1,681,934
Construction & Engineering	1.6	1,443,733
Pharmaceuticals	1.5	1,344,979
Household Products	1.4	1,240,833
Interactive Media & Service	1.3	1,158,709
Beverages	1.2	1,080,254
Electrical Equipment	1.2	1,078,646
Industrial Conglomerates	1.2	1,065,875
Textiles, Apparel & Luxury Goods	1.2	1,059,439
Independent Power & Renewable Electricity Producer	1.2	1,054,134
Entertainment	1.1	1,039,350
Health Care Equipment & Supplies	1.1	1,038,916
Air Freight & Logistics	1.1	1,030,541
Real Estate Management & Development	1.1	1,020,143
Metals & Mining	1.1	970,992
Trading Companies & Distributors	1.0	944,388
Diversified Consumer Services	1.0	935,563
Diversified Financial Services	0.9	853,320
Road & Rail	0.9	832,749
Paper & Forest Products	0.7	644,635
Airlines	0.7	594,670
Building Products	0.0	25,821
Auto Components	0.0	11,165

Short Positions:
Electrical Equipment	(0.2)	(138,204)
Pharmaceuticals	(0.2)	(152,340)

See Notes to Financial Statements.

125

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Quantitative U.S. Total Market Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Thrifts & Mortgage Finance	(0.3)%	$(298,047)
Air Freight & Logistics	(0.3)	(308,476)
Food & Staples Retailing	(0.4)	(317,078)
Aerospace & Defense	(0.4)	(330,250)
Airlines	(0.4)	(339,038)
Household Products	(0.4)	(347,772)
Multi-line Retail	(0.4)	(354,581)
Oil, Gas & Consumable Fuels	(0.4)	(355,552)
Communications Equipment	(0.4)	(365,229)
Industrial Conglomerates	(0.5)	(493,390)
IT Services	(0.6)	(498,466)
Professional Services	(0.6)	(502,160)
Capital Markets	(0.6)	(554,407)
Leisure Product	(0.6)	(566,821)
Beverages	(0.7)	(629,115)
Distributors	(0.7)	(647,386)
Household Durables	(0.7)	(655,644)
Software	(0.7)	(664,680)
Machinery	(0.7)	(664,929)
Electronic Equipment, Instruments & Components	(0.8)	(708,783)
Commercial Services & Supplies	(0.8)	(743,654)
Specialty Retail	(0.9)	(784,598)
Construction Materials	(0.9)	(853,554)
Insurance	(1.1)	(1,027,553)
Health Care Equipment & Supplies	(1.4)	(1,259,255)
Hotels, Restaurants & Leisure	(1.4)	(1,271,095)
Road & Rail	(1.4)	(1,293,753)
Chemicals	(1.5)	(1,353,279)
Banks	(2.4)	(2,158,453)
Equity Real Estate Investment Trusts	(2.6)	(2,364,839)

TOTAL COMMON STOCKS	99.1%	$89,815,171

REPURCHASE AGREEMENT	0.9	822,770

TOTAL INVESTMENTS	100.0%	$90,637,941

See Notes to Financial Statements.

126

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Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.5%
	Aerospace & Defense — 8.6%
24,973	Boeing Co. (The)	$8,861,919
33,996	Raytheon Co.	5,950,660
37,846	United Technologies Corp.	4,700,851

		19,513,430

	Banks — 6.9%
52,064	JPMorgan Chase & Co.	5,676,017
37,219	PNC Financial Services Group, Inc. (The)	4,782,269
96,668	Wells Fargo & Co.	5,145,638

		15,603,924

	Beverages — 1.9%
38,358	PepsiCo, Inc.	4,310,672

	Biotechnology — 4.3%
17,401	Biogen, Inc.[1]	5,294,602
66,096	Gilead Sciences, Inc.	4,506,426

		9,801,028

	Capital Markets — 3.6%
201,642	Invesco, Ltd.	4,377,648
39,264	Northern Trust Corp.	3,693,564

		8,071,212

	Communications Equipment — 3.2%
157,959	Cisco Systems, Inc.	7,226,624

	Consumer Finance — 3.2%
26,568	American Express Co.	2,729,331
64,592	Discover Financial Services	4,500,124

		7,229,455

	Electrical Equipment — 2.7%
92,494	AMETEK, Inc.	6,204,498

	Electronic Equipment, Instruments & Components — 2.2%
54,967	Amphenol Corp. — Class A	4,919,547

	Energy Equipment & Services — 2.5%
98,083	Halliburton Co.	3,401,518
41,589	Schlumberger, Ltd.	2,133,932

		5,535,450

	Food & Staples Retailing — 2.1%
47,982	Walmart, Inc.	4,811,635

	Food Products — 1.4%
85,025	Campbell Soup Co.	3,180,785

	Health Care Equipment & Supplies — 4.9%
81,423	Abbott Laboratories	5,613,301
164,117	Smith & Nephew PLC, Sponsored ADR	5,396,167

		11,009,468

	Health Care Providers & Services — 2.3%
32,136	Laboratory Corp. of America Holdings[1]	5,159,435

	Household Products — 2.1%
79,255	Colgate-Palmolive Co.	4,719,635

	Insurance — 1.8%
33,317	Chubb, Ltd.	4,161,626

See Notes to Financial Statements.

127

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Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)

	Interactive Media & Service — 3.5%
7,374	Alphabet, Inc. — Class C1	$7,940,102

	Internet & Catalog Retail — 2.6%
3,151	Booking Holdings, Inc.[1]	5,906,802

	IT Services — 12.4%
30,508	Accenture PLC — Class A	4,808,671
71,728	Cognizant Technology Solutions Corp. — Class A	4,951,384
23,286	Gartner, Inc.[1]	3,435,150
57,043	Global Payments, Inc.	6,516,022
41,555	Mastercard, Inc. — Class A	8,214,177

		27,925,404

	Life Sciences Tools & Services — 2.1%
24,802	Waters Corp.[1]	4,704,691

	Machinery — 1.6%
24,489	Parker-Hannifin Corp.	3,713,267

	Media — 2.1%
62,369	Omnicom Group, Inc.	4,635,264

	Multi-line Retail — 4.1%
46,155	Dollar General Corp.	5,140,744
47,822	Dollar Tree, Inc.[1]	4,031,395

		9,172,139

	Oil, Gas & Consumable Fuels — 2.1%
43,403	Chevron Corp.	4,845,945

	Pharmaceuticals — 2.7%
56,857	Eli Lilly & Co.	6,165,573

	Software — 3.3%
153,155	Oracle Corp.	7,480,090

	Specialty Retail — 2.5%
32,052	Home Depot, Inc. (The)	5,637,306

	Technology Hardware, Storage & Peripherals — 4.9%
50,239	Apple, Inc.	10,995,308

	Textiles, Apparel & Luxury Goods — 1.9%
44,501	Carter’s, Inc.	4,271,207

	TOTAL COMMON STOCKS (Cost $138,661,753)	224,851,522

See Notes to Financial Statements.

128

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Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

REPURCHASE AGREEMENT* — 0.5%
$1,250,284	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $1,250,299, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $1,250,000, coupon rate of 3.625%, due 02/15/2021, market value of $1,280,105)	$1,250,284

	TOTAL REPURCHASE AGREEMENT (Cost $1,250,284)	1,250,284

TOTAL INVESTMENTS (Cost $139,912,037)	100.0%	$226,101,806

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(69,744)

NET ASSETS	100.0%	$226,032,062

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.

Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements.

129

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Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
IT Services	12.4%	$27,925,404
Aerospace & Defense	8.6	19,513,430
Banks	6.9	15,603,924
Health Care Equipment & Supplies	4.9	11,009,468
Technology Hardware, Storage & Peripherals	4.9	10,995,308
Biotechnology	4.3	9,801,028
Multi-line Retail	4.1	9,172,139
Capital Markets	3.6	8,071,212
Interactive Media & Service	3.5	7,940,102
Software	3.3	7,480,090
Consumer Finance	3.2	7,229,455
Communications Equipment	3.2	7,226,624
Electrical Equipment	2.7	6,204,498
Pharmaceuticals	2.7	6,165,573
Internet & Catalog Retail	2.6	5,906,802
Specialty Retail	2.5	5,637,306
Energy Equipment & Services	2.5	5,535,450
Health Care Providers & Services	2.3	5,159,435
Electronic Equipment, Instruments & Components	2.2	4,919,547
Oil, Gas & Consumable Fuels	2.1	4,845,945
Food & Staples Retailing	2.1	4,811,635
Household Products	2.1	4,719,635
Life Sciences Tools & Services	2.1	4,704,691
Media	2.1	4,635,264
Beverages	1.9	4,310,672
Textiles, Apparel & Luxury Goods	1.9	4,271,207
Insurance	1.8	4,161,626
Machinery	1.6	3,713,267
Food Products	1.4	3,180,785

TOTAL COMMON STOCKS	99.5%	$224,851,522

REPURCHASE AGREEMENT	0.5	1,250,284

TOTAL INVESTMENTS	100.0%	$226,101,806

See Notes to Financial Statements.

130

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Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 96.9%
	Advertising — 1.0%
1,963,347	Outfront Media, Inc.	$34,790,509

	Aerospace & Defense — 1.1%
776,675	AAR Corp.	36,954,197

	Airlines — 0.8%
522,346	Atlas Air Worldwide Holdings, Inc.[1]	26,963,501

	Automotive — 1.7%
2,591,638	American Axle & Manufacturing Holdings, Inc.[1]	39,315,149
317,349	LCI Industries	22,008,153

		61,323,302

	Banking — 15.1%
968,605	Chemical Financial Corp.	45,388,830
739,983	FCB Financial Holdings, Inc. — Class A1	28,955,535
473,126	First Interstate BancSystem, Inc. — Class A	19,615,804
1,406,205	First Midwest Bancorp, Inc.	32,286,467
5,636,534	FNB Corp.	66,680,197
1,225,657	Great Western Bancorp, Inc.	44,920,329
2,240,476	Home BancShares, Inc.	42,658,663
695,957	IBERIABANK Corp.	51,841,837
789,785	LegacyTexas Financial Group, Inc.	30,430,416
1,972,510	Umpqua Holdings Corp.	37,872,192
1,495,128	United Community Banks, Inc.	37,183,834
987,509	Western Alliance Bancorp[1]	47,637,434
627,007	Wintrust Financial Corp.	47,740,313

		533,211,851

	Building Materials — 2.6%
2,363,147	Builders FirstSource, Inc.[1]	29,255,760
565,019	EMCOR Group, Inc.	40,105,049
370,057	US Concrete, Inc.[1]	12,078,660
622,682	US Silica Holdings, Inc.[2]	8,717,548

		90,157,017

	Chemicals — 0.6%
407,767	Trinseo SA	21,970,486

	Commercial Services — 5.2%
837,457	Aaron’s, Inc.	39,469,348
767,433	AMN Healthcare Services, Inc.[1]	38,847,458
418,626	ASGN, Inc.[1]	28,081,432
1,017,774	Etsy, Inc.[1]	43,275,751
799,000	Yelp, Inc.[1]	34,213,180

		183,887,169

	Communications — 3.0%
1,589,193	ARRIS International PLC[1]	39,523,230
1,625,993	Iridium Communications, Inc.[1,2]	32,210,921
617,681	NETGEAR, Inc.[1]	34,268,942

		106,003,093

	Computer Software & Processing — 2.9%
255,546	CACI International, Inc. — Class A1	45,604,739
1,214,372	Verint Systems, Inc.[1]	55,460,369

		101,065,108

	Computers & Information — 0.9%
1,085,334	Electronics for Imaging, Inc.[1]	33,048,420

See Notes to Financial Statements.

131

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Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Financial Services — 0.9%
1,090,301	Blucora, Inc.[1]	$31,531,505

	Electric Utilities — 2.4%
228,824	ALLETE, Inc.	16,932,976
364,081	IDACORP, Inc.	33,954,194
685,527	Ormat Technologies, Inc.	35,078,417

		85,965,587

	Electrical Equipment — 0.9%
406,588	EnerSys	32,352,207

	Electronics — 4.7%
857,865	Diodes, Inc.[1]	25,898,944
1,589,589	Finisar Corp.[1]	26,530,240
1,824,205	MaxLinear, Inc.[1,2]	35,407,819
608,138	Mercury Systems, Inc.[1]	28,497,347
2,710,998	TTM Technologies, Inc.[1]	31,718,677
1,229,945	Xperi Corp.	15,989,285

		164,042,312

	Entertainment & Leisure — 1.6%
1,564,863	Callaway Golf Co.	33,488,068
1,323,949	Camping World Holdings, Inc. — Class A2	22,705,726

		56,193,794

	Financial Services — 3.9%
410,050	Evercore, Inc. — Class A	33,496,984
1,892,504	Hudson Pacific Properties, Inc.	57,342,871
1,342,387	Pebblebrook Hotel Trust[2]	45,251,866

		136,091,721

	Forest Products & Paper — 3.3%
741,355	Beacon Roofing Supply, Inc.[1]	20,691,218
738,596	Boise Cascade Co.	22,741,371
3,950,325	Graphic Packaging Holding Co.	43,493,078
555,085	Masonite International Corp.[1]	30,746,158

		117,671,825

	Health Care Providers — 1.3%
167,178	Acadia Healthcare Co., Inc.[1,2]	6,937,887
1,157,358	Tivity Health, Inc.[1]	39,824,689

		46,762,576

	Heavy Construction — 3.6%
895,338	Granite Construction, Inc.	40,934,853
1,244,435	MasTec, Inc.[1,2]	54,145,367
2,697,191	TRI Pointe Group, Inc.[1]	32,096,573

		127,176,793

	Heavy Machinery — 3.5%
795,477	Brooks Automation, Inc.	24,683,651
565,019	Dycom Industries, Inc.[1]	38,353,490
897,501	Entegris, Inc.	23,819,676
1,346,918	Rexnord Corp.[1]	36,110,872

		122,967,689

	Home Construction, Furnishings & Appliances — 0.9%
249,319	Helen of Troy, Ltd.[1]	30,945,474

See Notes to Financial Statements.

132

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Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Household Products — 1.3%
682,051	Apogee Enterprises, Inc.	$24,622,041
1,307,239	Ferro Corp.[1]	22,144,629

		46,766,670

	Industrial — Diversified — 0.9%
645,736	Hillenbrand, Inc.	30,930,754

	Insurance — 1.5%
2,719,544	Radian Group, Inc.	52,188,049

	Lodging — 2.3%
1,526,252	Boyd Gaming Corp.	40,537,253
1,671,124	Penn National Gaming, Inc.[1]	40,574,891

		81,112,144

	Media — Broadcasting & Publishing — 2.1%
453,393	Nexstar Media Group, Inc. — Class A	33,954,602
1,382,168	Sinclair Broadcast Group, Inc. — Class A	39,585,291

		73,539,893

	Medical Supplies — 4.4%
151,571	ICU Medical, Inc.[1]	38,609,681
824,443	Luminex Corp.	23,719,225
420,111	Merit Medical Systems, Inc.[1]	23,996,740
453,327	NuVasive, Inc.[1]	25,463,378
1,634,505	Wright Medical Group N.V.[1]	44,098,945

		155,887,969

	Miscellaneous — 1.9%
1,178,065	B&G Foods, Inc.[2]	30,676,812
1,528,657	Columbia Property Trust, Inc.	34,318,350

		64,995,162

	Oil & Gas — 6.2%
4,988,805	Callon Petroleum Co.[1]	49,738,386
2,353,212	Carrizo Oil & Gas, Inc.[1]	42,851,991
462,967	Delek US Holdings, Inc.	17,000,148
3,043,654	Gulfport Energy Corp.[1]	27,727,688
1,556,833	Matador Resources Co.[1]	44,899,064
1,942,176	ProPetro Holding Corp.[1]	34,279,406

		216,496,683

	Pharmaceuticals — 5.8%
159,119	Cambrex Corp.[1]	8,479,452
588,079	Emergent BioSolutions, Inc.[1]	35,984,554
2,803,380	Horizon Pharma PLC[1]	51,049,550
210,766	Ligand Pharmaceuticals, Inc.[1,2]	34,736,344
998,696	Supernus Pharmaceuticals, Inc.[1]	47,497,982
1,461,653	Vanda Pharmaceuticals, Inc.[1]	27,727,557

		205,475,439

	Restaurants — 2.7%
2,352,575	Bloomin’ Brands, Inc.	46,933,871
824,747	Dave & Buster’s Entertainment, Inc.	49,113,684

		96,047,555

	Retailers — 1.9%
381,554	Five Below, Inc.[1]	43,428,476
2,334,557	Party City Holdco, Inc.[1,2]	24,442,812

		67,871,288

See Notes to Financial Statements.

133

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Technology — 1.3%
644,495	j2 Global, Inc.	$46,945,016

	Telecommunications — 1.6%
4,206,595	Vonage Holdings Corp.[1]	55,779,450

	Textiles, Clothing & Fabrics — 1.1%
414,339	Oxford Industries, Inc.	36,867,884

	TOTAL COMMON STOCKS (Cost $3,340,346,497)	3,411,980,092

Face Amount

REPURCHASE AGREEMENT* — 3.2%
$112,572,385	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $112,573,698, due 11/1/18, (collateralized by U.S. Treasury Notes with a par value of $115,305,000, coupon rate of 2.375% - 3.625%, due 2/15/2021 - 4/15/2021, market value of $114,825,050)	112,572,385

	TOTAL REPURCHASE AGREEMENT (Cost $112,572,385)	112,572,385

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 4.4%
155,361,882	State Street Navigator Securities Lending Government Money Market Portfolio	155,361,882

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $155,361,882)	155,361,882

TOTAL INVESTMENTS (Cost $3,608,280,764)	104.5%	$3,679,914,359

LIABILITIES IN EXCESS OF OTHER ASSETS	(4.5)	(158,316,794)

NET ASSETS	100.0%	$3,521,597,565

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

134

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

INDUSTRIES:	% of Net Assets	Value
Banking	15.1%	$533,211,851
Oil & Gas	6.2	216,496,683
Pharmaceuticals	5.8	205,475,439
Commercial Services	5.2	183,887,169
Electronics	4.7	164,042,312
Medical Supplies	4.4	155,887,969
Financial Services	3.9	136,091,721
Heavy Construction	3.6	127,176,793
Heavy Machinery	3.5	122,967,689
Forest Products & Paper	3.3	117,671,825
Communications	3.0	106,003,093
Computer Software & Processing	2.9	101,065,108
Restaurants	2.7	96,047,555
Building Materials	2.6	90,157,017
Electric Utilities	2.4	85,965,587
Lodging	2.3	81,112,144
Media — Broadcasting & Publishing	2.1	73,539,893
Retailers	1.9	67,871,288
Miscellaneous	1.9	64,995,162
Automotive	1.7	61,323,302
Entertainment & Leisure	1.6	56,193,794
Telecommunications	1.6	55,779,450
Insurance	1.5	52,188,049
Technology	1.3	46,945,016
Household Products	1.3	46,766,670
Health Care Providers	1.3	46,762,576
Aerospace & Defense	1.1	36,954,197
Textiles, Clothing & Fabrics	1.1	36,867,884
Advertising	1.0	34,790,509
Computers & Information	0.9	33,048,420
Electrical Equipment	0.9	32,352,207
Diversified Financial Services	0.9	31,531,505
Home Construction, Furnishings & Appliances	0.9	30,945,474
Industrial — Diversified	0.9	30,930,754
Airlines	0.8	26,963,501
Chemicals	0.6	21,970,486

TOTAL COMMON STOCKS	96.9%	$3,411,980,092

REPURCHASE AGREEMENT	3.2	112,572,385

INVESTMENT OF SECURITY LENDING COLLATERAL	4.4	155,361,882

TOTAL INVESTMENTS	104.5%	$3,679,914,359

See Notes to Financial Statements.

135

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Face Amount		Value

REPURCHASE AGREEMENT* — 18.1%
$571,610	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $571,616, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $570,000, coupon rate of 3.625%, due 02/15/2021, market value of $583,728)	$571,610

	TOTAL REPURCHASE AGREEMENT (Cost $571,610)	571,610

TOTAL INVESTMENTS (Cost $571,610)	18.1%	$571,610

OTHER ASSETS IN EXCESS OF LIABILITIES	81.9	2,594,347

NET ASSETS	100.0%	$3,165,957

*	Percentages indicated are based on net assets.

See Notes to Financial Statements.

136

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

REPURCHASE AGREEMENT	18.1	571,610

TOTAL INVESTMENTS	18.1%	$571,610

See Notes to Financial Statements.

137

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.6%
	Advertising — 1.5%
14,795	Omnicom Group, Inc.	$1,099,564

	Airlines — 2.5%
4,595	FedEx Corp.	1,012,462
16,220	Southwest Airlines Co.	796,402

		1,808,864

	Automotive — 1.0%
17,665	BorgWarner, Inc.	696,178

	Banking — 8.5%
12,325	Capital One Financial Corp.	1,100,622
29,055	Citigroup, Inc.	1,901,940
29,425	Citizens Financial Group, Inc.	1,099,024
69,210	Regions Financial Corp.	1,174,494
11,390	State Street Corp.	783,063

		6,059,143

	Beverages, Food & Tobacco — 5.3%
17,755	Altria Group, Inc.	1,154,785
22,330	Archer-Daniels-Midland Co.	1,055,093
7,285	JM Smucker Co. (The)	789,111
13,220	Tyson Foods, Inc. — Class A	792,142

		3,791,131

	Chemicals — 1.0%
8,220	LyondellBasell Industries N.V. — Class A	733,799

	Computer Software & Processing — 1.6%
23,955	Oracle Corp.	1,169,962

	Computers & Information — 1.1%
7,010	International Business Machines Corp.	809,164

	Electric Utilities — 6.0%
14,100	American Electric Power Co., Inc.	1,034,376
11,555	Entergy Corp.	970,042
27,140	Exelon Corp.	1,189,004
20,260	Public Service Enterprise Group, Inc.	1,082,492

		4,275,914

	Electronics — 3.5%
39,685	Intel Corp.	1,860,433
8,775	TE Connectivity, Ltd.	661,810

		2,522,243

	Financial Services — 10.7%
11,811	Ameriprise Financial, Inc.	1,502,832
91,390	Bank of America Corp.	2,513,225
28,350	Franklin Resources, Inc.[1]	864,675
16,030	Prologis, Inc.	1,033,454
4,475	Public Storage	919,478
10,675	Raymond James Financial, Inc.	818,666

		7,652,330

	Forest Products & Paper — 1.6%
12,435	International Paper Co.	564,052
6,350	Packaging Corp. of America	582,993

		1,147,045

See Notes to Financial Statements.

138

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Health Care Providers — 1.7%
7,330	Laboratory Corp. of America Holdings[2]	$1,176,832

	Heavy Machinery — 3.6%
4,790	Caterpillar, Inc.	581,123
5,960	Cummins, Inc.	814,672
16,395	Eaton Corp. PLC	1,175,030

		2,570,825

	Insurance — 8.2%
35,615	Aflac, Inc.	1,533,938
11,175	Allstate Corp. (The)	1,069,671
4,595	Anthem, Inc.	1,266,244
18,880	Principal Financial Group, Inc.	888,682
12,105	Prudential Financial, Inc.	1,135,207

		5,893,742

	Media — Broadcasting & Publishing — 1.2%
22,840	Comcast Corp. — Class A	871,118

	Medical Supplies — 1.3%
9,935	Ingersoll-Rand PLC	953,164

	Metals & Mining — 1.0%
23,235	Corning, Inc.	742,358

	Oil & Gas — 10.8%
19,010	Chevron Corp.	2,122,466
12,115	ConocoPhillips	846,839
7,345	EOG Resources, Inc.	773,722
35,250	Exxon Mobil Corp.	2,808,720
12,610	Valero Energy Corp.	1,148,645

		7,700,392

	Pharmaceuticals — 11.6%
3,270	Biogen, Inc.[2]	994,963
18,060	Cardinal Health, Inc.	913,836
13,440	CVS Health Corp.	972,921
20,010	Johnson & Johnson	2,801,200
59,895	Pfizer, Inc.	2,579,079

		8,261,999

	Real Estate Investment Trusts — 2.3%
11,325	Lamar Advertising Co. — Class A	830,349
14,165	Ventas, Inc.	822,137

		1,652,486

	Retailers — 7.8%
1,470	AutoZone, Inc.[2]	1,078,201
14,835	Express Scripts Holding Co.[2]	1,438,550
15,180	Target Corp.	1,269,503
22,830	Walgreens Boots Alliance, Inc.	1,821,149

		5,607,403

	Technology — 2.4%
37,475	Cisco Systems, Inc.	1,714,481

	Telecommunications — 2.5%
58,072	AT&T, Inc.	1,781,649

See Notes to Financial Statements.

139

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Transportation — 0.9%
6,005	Royal Caribbean Cruises, Ltd.	$628,905

	TOTAL COMMON STOCKS (Cost $65,324,145)	71,320,691

Face Amount

REPURCHASE AGREEMENT* — 0.4%
$283,684	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $283,687, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $295,000, coupon rate of 2.375%, due 4/15/2021, market value of $291,792)	283,684

	TOTAL REPURCHASE AGREEMENT (Cost $283,684)	283,684

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.3%
900,113	State Street Navigator Securities Lending Government Money Market Portfolio	900,112

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $900,112)	900,112

TOTAL INVESTMENTS (Cost $66,507,941)	101.3%	$72,504,487

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.3)	(907,976)

NET ASSETS	100.0%	$71,596,511

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Non income-producing security.

See Notes to Financial Statements.

140

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	11.6%	$8,262,000
Oil & Gas	10.8	7,700,392
Financial Services	10.7	7,652,330
Banking	8.5	6,059,142
Insurance	8.2	5,893,742
Retailers	7.8	5,607,403
Electric Utilities	6.0	4,275,914
Beverages, Food & Tobacco	5.3	3,791,131
Heavy Machinery	3.6	2,570,825
Electronics	3.5	2,522,244
Airlines	2.5	1,808,864
Telecommunications	2.5	1,781,649
Technology	2.4	1,714,481
Real Estate Investment Trusts	2.3	1,652,486
Health Care Providers	1.7	1,176,831
Computer Software & Processing	1.6	1,169,962
Forest Products & Paper	1.6	1,147,045
Advertising	1.5	1,099,564
Medical Supplies	1.3	953,164
Media — Broadcasting & Publishing	1.2	871,118
Computers & Information	1.1	809,164
Metals & Mining	1.0	742,358
Chemicals	1.0	733,799
Automotive	1.0	696,178
Transportation	0.9	628,905

TOTAL COMMON STOCKS	99.6%	$71,320,691

REPURCHASE AGREEMENT	0.4	283,684

INVESTMENT OF SECURITY LENDING COLLATERAL	1.3	900,112

TOTAL INVESTMENTS	101.3%	$72,504,487

See Notes to Financial Statements.

141

THE GLENMEDE FUND, INC.

Equity Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

COMMON STOCKS* — 99.5%
	Aerospace & Defense — 2.2%
1,420	Lockheed Martin Corp.	$417,267

	Air Freight & Logistics — 1.1%
1,885	United Parcel Service, Inc. — Class B	200,828

	Auto Components — 0.0%
127	Garrett Motion, Inc.[1]	1,927

	Banks — 5.1%
7,510	BB&T Corp.	369,191
1,825	PNC Financial Services Group, Inc. (The)	234,494
5,395	SunTrust Banks, Inc.	338,051

		941,736

	Beverages — 1.6%
2,590	PepsiCo, Inc.	291,064

	Biotechnology — 4.7%
5,350	AbbVie, Inc.	416,497
2,320	Amgen, Inc.	447,273

		863,770

	Building Products — 0.0%
214	Resideo Technologies, Inc.[1]	4,508

	Capital Markets — 4.1%
1,420	Ameriprise Financial, Inc.	180,681
655	BlackRock, Inc.	269,480
3,185	T Rowe Price Group, Inc.	308,913

		759,074

	Chemicals — 2.9%
1,885	Air Products & Chemicals, Inc.	290,950
4,015	RPM International, Inc.	245,597

		536,547

	Communications Equipment — 3.4%
13,940	Cisco Systems, Inc.	637,755

	Distributors — 1.8%
3,400	Genuine Parts Co.	332,928

	Diversified Telecommunication Services — 2.9%
6,741	AT&T, Inc.	206,814
5,815	Verizon Communications, Inc.	331,978

		538,792

	Electric Utilities — 1.3%
3,185	American Electric Power Co., Inc.	233,652

	Electrical Equipment — 1.3%
3,400	Eaton Corp. PLC	243,678

	Electronic Equipment, Instruments & Components — 3.4%
8,430	Corning, Inc.	269,338
4,695	TE Connectivity, Ltd.	354,097

		623,435

	Equity Real Estate Investment Trusts — 2.8%
4,480	Lamar Advertising Co. — Class A	328,474
950	Public Storage	195,196

		523,670

See Notes to Financial Statements.

142

THE GLENMEDE FUND, INC.

Equity Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Food Products — 3.6%
2,530	Hershey Co. (The)	$271,090
9,130	Hormel Foods Corp.[2]	398,433

		669,523

	Health Care Providers & Services — 2.8%
3,000	Cardinal Health, Inc.	151,800
3,940	Quest Diagnostics, Inc.	370,793

		522,593

	Hotels, Restaurants & Leisure — 3.8%
3,940	McDonald’s Corp.	696,986

	Household Products — 1.5%
2,590	Kimberly-Clark Corp.	270,137

	Industrial Conglomerates — 3.5%
2,470	3M Co.	469,942
1,285	Honeywell International, Inc.	186,094

		656,036

	Insurance — 3.8%
5,970	Aflac, Inc.	257,128
5,445	FNF Group	182,135
5,765	Principal Financial Group, Inc.	271,359

		710,622

	IT Services — 7.1%
1,835	Accenture PLC — Class A	289,233
3,515	International Business Machines Corp.	405,736
9,580	Paychex, Inc.	627,394

		1,322,363

	Leisure Product — 1.2%
2,470	Hasbro, Inc.	226,524

	Machinery — 1.2%
1,420	Snap-on, Inc.	218,595

	Media — 1.7%
4,215	Omnicom Group, Inc.	313,259

	Multi-Utilities — 2.4%
2,135	DTE Energy Co.	239,974
2,935	WEC Energy Group, Inc.	200,754

		440,728

	Oil, Gas & Consumable Fuels — 6.3%
3,205	Chevron Corp.	357,838
5,640	Exxon Mobil Corp.	449,395
4,015	Valero Energy Corp.	365,727

		1,172,960

	Pharmaceuticals — 8.0%
4,765	Johnson & Johnson	667,052
4,695	Merck & Co., Inc.	345,599
10,890	Pfizer, Inc.	468,924

		1,481,575

	Road & Rail — 1.1%
1,350	Union Pacific Corp.	197,397

See Notes to Financial Statements.

143

THE GLENMEDE FUND, INC.

Equity Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — 6.9%
7,285	Intel Corp.	$341,521
10,445	Maxim Integrated Products, Inc.	522,459
4,545	Texas Instruments, Inc.	421,912

		1,285,892

	Software — 1.9%
3,330	Microsoft Corp.	355,677

	Specialty Retail — 1.0%
1,070	Home Depot, Inc. (The)	188,192

	Textiles, Apparel & Luxury Goods — 1.6%
16,840	Hanesbrands, Inc.	288,974

	Tobacco — 1.5%
4,145	Altria Group, Inc.	269,591

	TOTAL COMMON STOCKS (Cost $18,001,807)	18,438,255

INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.2%
404,003	State Street Navigator Securities Lending Government Money Market Portfolio	404,003

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $404,003)	404,003

TOTAL INVESTMENTS (Cost $18,405,810)	101.7%	$18,842,258

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.7)	(306,642)

NET ASSETS	100.0%	$18,535,616

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.

See Notes to Financial Statements.

144

THE GLENMEDE FUND, INC.

Equity Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

INDUSTRY DIVERSIFICATION

On October 31, 2018, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	8.0%	$1,481,575
IT Services	7.1	1,322,363
Semiconductors & Semiconductor Equipment	6.9	1,285,892
Oil, Gas & Consumable Fuels	6.3	1,172,960
Banks	5.1	941,736
Biotechnology	4.7	863,770
Capital Markets	4.1	759,074
Insurance	3.8	710,622
Hotels, Restaurants & Leisure	3.8	696,986
Food Products	3.6	669,523
Industrial Conglomerates	3.5	656,036
Communications Equipment	3.4	637,755
Electronic Equipment, Instruments & Components	3.4	623,435
Diversified Telecommunication Services	2.9	538,792
Chemicals	2.9	536,547
Equity Real Estate Investment Trusts	2.8	523,670
Health Care Providers & Services	2.8	522,593
Multi-Utilities	2.4	440,728
Aerospace & Defense	2.2	417,267
Software	1.9	355,677
Distributors	1.8	332,928
Media	1.7	313,259
Beverages	1.6	291,064
Textiles, Apparel & Luxury Goods	1.6	288,974
Household Products	1.5	270,137
Tobacco	1.5	269,591
Electrical Equipment	1.3	243,678
Electric Utilities	1.3	233,652
Leisure Product	1.2	226,524
Machinery	1.2	218,595
Air Freight & Logistics	1.1	200,828
Road & Rail	1.1	197,397
Specialty Retail	1.0	188,192
Building Products	0.0	4,508
Auto Components	0.0	1,927

TOTAL COMMON STOCKS	99.5%	$18,438,255

INVESTMENT OF SECURITY LENDING COLLATERAL	2.2	404,003

TOTAL INVESTMENTS	101.7%	$18,842,258

See Notes to Financial Statements.

145

THE GLENMEDE FUND, INC.

Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

EXCHANGE-TRADED FUNDS* — 1.6%
22,100	SPDR S&P 500 ETF Trust[1]	$5,980,923
30,000	Vanguard S&P 500 ETF[1]	7,463,700

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,430,609)	13,444,623

Face Amount

U.S. TREASURY BILL* — 22.6%
$191,500,000	U.S. Treasury Bill 2.230% due 01/10/19[1]	190,672,892

	TOTAL U.S. TREASURY BILL (Cost $190,673,036)	190,672,892

REPURCHASE AGREEMENT* — 0.2%
1,171,219	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $1,171,233, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $1,170,000, coupon rate of 3.625%, due 2/15/2021, market value of $1,198,178)	1,171,219

	TOTAL REPURCHASE AGREEMENT (Cost $1,171,219)	1,171,219

TOTAL PURCHASED OPTIONS (Cost $1,297,926,655)	137.4%	1,157,762,900

TOTAL INVESTMENTS (Cost $1,496,201,519)	161.8%	$1,363,051,634

LIABILITIES IN EXCESS OF OTHER ASSETS	(61.8)	(520,582,609)

NET ASSETS[2]	100.0%	$842,469,025

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $45,093 is held as collateral to secure the open written call and put options contracts.

See Notes to Financial Statements.

146

THE GLENMEDE FUND, INC.

Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/21/18	USD	6,790	$1,841,271,460	$1,156,201,200	$1,296,548,302	$(140,347,102)
PUTS:
S&P 500 Index	OCC**	2,000.00	12/21/18	USD	6,790	1,841,271,460	1,561,700	1,378,353	183,347

TOTAL PURCHASED OPTIONS						$3,682,542,920	$1,157,762,900	$1,297,926,655	$(140,163,755)

WRITTEN OPTIONS
CALL:
S&P 500 Index	OCC**	2,000.00	12/21/18	USD	6,790	(1,841,271,460)	(480,765,949)	(622,842,652)	142,076,703
PUTS:
S&P 500 Index	OCC**	2,620.00	11/12/18	USD	80	(21,693,920)	(122,800)	(174,034)	51,234
S&P 500 Index	OCC**	2,685.00	11/14/18	USD	50	(13,558,700)	(171,500)	(91,375)	(80,125)
S&P 500 Index	OCC**	2,750.00	11/16/18	USD	220	(59,658,280)	(1,434,401)	(857,391)	(577,010)
S&P 500 Index	OCC**	2,800.00	11/16/18	USD	40	(10,846,960)	(397,000)	(298,980)	(98,020)
S&P 500 Index	OCC**	2,850.00	11/16/18	USD	2,400	(650,817,600)	(34,296,000)	(20,222,856)	(14,073,144)
S&P 500 Index	OCC**	2,850.00	11/16/18	USD	10	(2,711,740)	(143,100)	(87,285)	(55,815)
S&P 500 Index	OCC**	2,900.00	11/16/18	USD	200	(54,234,800)	(3,821,000)	(1,766,900)	(2,054,100)
S&P 500 Index	OCC**	1,000.00	12/21/18	USD	6,790	(1,841,271,460)	(50,925)	(124,043)	73,118

TOTAL PUTS						$(2,654,793,460)	$(40,436,726)	$(23,622,864)	$(16,813,862)

TOTAL WRITTEN OPTIONS						$(4,496,064,920)	$(521,202,675)	$(646,465,516)	$125,262,841

**	The Options Clearing Corp

SECTOR DIVERSIFICATION

On October 31, 2018, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Purchased Options	137.4%	$1,157,762,900
U.S. Treasury Bill	22.6	190,672,892
Exchange-Traded Funds	1.6	13,444,623

TOTAL	161.6%	$1,361,880,415

REPURCHASE AGREEMENT	0.2	1,171,219

TOTAL INVESTMENTS	161.8%	$1,363,051,634

See Notes to Financial Statements.

147

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Shares		Value

EXCHANGE-TRADED FUND* — 37.8%
15,200	iShares MSCI EAFE ETF[1]	$949,392

	TOTAL EXCHANGE-TRADED FUND (Cost $1,031,909)	949,392

Face Amount

U.S. TREASURY BILL* — 25.8%
$650,000	U.S. Treasury Bill 2.230% due 01/10/19[1]	647,193

	TOTAL U.S. TREASURY BILL (Cost $647,176)	647,193

TOTAL PURCHASED OPTIONS (Cost $1,911,555)	67.9%	1,705,100

TOTAL INVESTMENTS (Cost $3,590,640)	131.5%	$3,301,685

LIABILITIES IN EXCESS OF OTHER ASSETS	(31.5)	(791,766)

NET ASSETS[2]	100.0%	$2,509,919

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $18,409 is held as collateral to secure the open written call and put options contracts.

See Notes to Financial Statements.

148

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

Description	Counterparty	Exercise Price/ FX Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/21/18 USD	10	$2,711,740	$1,702,800	$1,909,525	$(206,725)
PUTS:
S&P 500 Index	OCC**	2,000.00	12/21/18 USD	10	2,711,740	2,300	2,030	270

TOTAL PURCHASED OPTIONS					$5,423,480	$1,705,100	$1,911,555	$(206,455)

WRITTEN OPTIONS
CALL:
S&P 500 Index	OCC**	2,000.00	12/21/18 USD	10	(2,711,740)	(708,050)	(917,322)	209,272
PUTS:
Russell 2000 Index	OCC**	1,650.00	11/16/18 USD	1	(151,141)	(14,040)	(8,485)	(5,555)
S&P 500 Index	OCC**	2,840.00	11/16/18 USD	4	(1,084,696)	(53,440)	(34,265)	(19,175)
iShares MSCI Emerging Markets Fund	OCC**	49.00	12/21/18 USD	85	(332,860)	(87,975)	(52,827)	(35,148)
S&P 500 Index	OCC**	1,000.00	12/21/18 USD	10	(2,711,740)	(75)	(183)	108

TOTAL PUTS					$(4,280,437)	$(155,530)	$(95,760)	$(59,770)

TOTAL WRITTEN OPTIONS					$(6,992,177)	$(863,580)	$(1,013,082)	$149,502

**	The Options Clearing Corp

SECTOR DIVERSIFICATION

On October 31, 2018, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Purchased Options	67.9%	$1,705,100
Exchange-Traded Fund	37.8	949,392
U.S. Treasury Bill	25.8	647,193

TOTAL	131.5%	$3,301,685

TOTAL INVESTMENTS	131.5%	$3,301,685

See Notes to Financial Statements.

149

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Face Amount		Value

AGENCY NOTES* — 17.2%
	Federal Home Loan Bank — 5.1%
$10,000,000	3.250% due 11/8/21	$9,987,460
15,000,000	2.750% due 12/13/24	14,604,285

		24,591,745

	Federal Home Loan Mortgage Corporation — 2.0%
10,000,000	2.375% due 1/13/22	9,811,680

	Federal National Mortgage Association — 10.1%
9,650,000	1.250% due 5/6/21[1]	9,258,857
10,000,000	2.000% due 10/5/22	9,616,250
10,000,000	2.625% due 9/6/24[1]	9,711,210
7,960,000	2.125% due 4/24/26	7,364,329
10,000,000	6.625% due 11/15/30	13,029,680

		48,980,326

	TOTAL AGENCY NOTES (Cost $87,153,730)	83,383,751

MORTGAGE-BACKED SECURITIES*,2 — 26.2%
	Federal Home Loan Mortgage Corporation — 8.6%
1	# G00807, 9.500% due 3/1/21	1
66,100	# G12342, 5.500% due 8/1/21	67,244
25,447	# J03604, 5.500% due 10/1/21	25,836
13,427	# J03649, 5.500% due 10/1/21	13,610
31,911	# G12442, 6.000% due 11/1/21	32,751
45,930	# J03536, 5.500% due 11/1/21	46,189
30,946	# G18163, 5.500% due 1/1/22	31,687
112,277	# G13396, 5.500% due 12/1/23	115,618
47,105	# D78677, 8.000% due 3/1/27	48,066
126,894	# C00742, 6.500% due 4/1/29	139,709
4,609,888	# J38111, 3.000% due 12/1/32	4,516,926
10,594	# A57845, 7.000% due 2/1/37	10,605
41,449	# A68937, 6.000% due 11/1/37	45,523
302,754	# A69653, 5.500% due 12/1/37	324,441
357,894	# A73370, 5.000% due 2/1/38	377,278
356,317	# A90421, 4.500% due 12/1/39	369,144
446,255	# A92890, 4.500% due 7/1/40	462,421
1,659,448	# A97620, 4.500% due 3/1/41	1,719,482
2,869,799	# C03770, 3.500% due 2/1/42	2,819,057
1,364,743	# Q07651, 3.500% due 4/1/42	1,337,821
3,673,053	# Q41208, 3.500% due 6/1/46	3,587,701
13,302,626	# Q46279, 3.500% due 2/1/47	12,981,348
12,499,518	# Q47596, 4.000% due 4/1/47	12,518,327

		41,590,785

	Federal National Mortgage Association — 17.3%
1,744	# 255159, 5.500% due 3/1/19	1,744
1,012	# 125275, 7.000% due 3/1/24	1,053
174	# 313795, 9.500% due 1/1/25	174
699,535	# AH6827, 4.000% due 3/1/26	711,880
795,429	# AI1657, 4.000% due 4/1/26	809,559
1,031,506	# AB3900, 3.000% due 11/1/26	1,018,515
20,371	# 373328, 8.000% due 3/1/27	20,387
1,312,674	# AK4751, 3.000% due 4/1/27	1,296,135
15,409	# 390895, 8.000% due 6/1/27	15,528
2,802,815	# AO0533, 3.000% due 6/1/27	2,767,496
82,827	# 397602, 8.000% due 8/1/27	88,304
1,797	# 499335, 6.500% due 8/1/29	1,957
5,272	# 252806, 7.500% due 10/1/29	6,001

See Notes to Financial Statements.

150

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Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MORTGAGE-BACKED SECURITIES*,2 — (Continued)

	Federal National Mortgage Association — (Continued)
$345	# 523497, 7.500% due 11/1/29	$374
7,390,767	# BC2462, 3.000% due 2/1/31	7,259,171
2,016	# 588945, 7.000% due 6/1/31	2,137
55,886	# 607862, 7.000% due 9/1/31	58,940
3,865	# 656872, 6.500% due 8/1/32	4,209
17,137	# 687575, 7.000% due 2/1/33	17,231
244,748	# 789856, 6.000% due 8/1/34	266,992
66,572	# 829202, 5.000% due 7/1/35	70,382
130,611	# 826586, 5.000% due 8/1/35	138,194
29,806	# 256216, 7.000% due 4/1/36	34,315
139,950	# 898412, 5.000% due 10/1/36	147,751
16,154	# 910894, 5.000% due 2/1/37	16,972
20,173	# 912456, 6.500% due 3/1/37	21,967
412,745	# 973241, 5.000% due 3/1/38	433,208
126,149	# 975593, 5.000% due 6/1/38	132,892
132,104	# 257573, 5.500% due 2/1/39	140,858
522,415	# AD7128, 4.500% due 7/1/40	541,212
4,762,129	# AH1568, 4.500% due 12/1/40	4,933,543
2,325,163	# AH6991, 4.000% due 1/1/41	2,342,794
1,396,760	# AH4004, 4.500% due 3/1/41	1,446,997
1,274,073	# AH8351, 4.000% due 3/1/41	1,283,733
989,841	# AJ1315, 4.000% due 9/1/41	997,363
1,359,340	# AI8779, 4.000% due 11/1/41	1,369,671
2,424,403	# AJ5958, 4.000% due 12/1/41	2,442,829
979,467	# AK5070, 3.500% due 3/1/42	956,369
3,736,417	# AK5426, 3.500% due 3/1/42	3,670,178
6,797,779	# AT7682, 3.500% due 6/1/43	6,669,355
6,097,303	# AS6326, 3.500% due 12/1/45	5,960,823
6,726,169	# AS6881, 3.500% due 3/1/46	6,573,532
6,663,006	# BC0960, 4.000% due 6/1/46	6,669,914
8,165,455	# AS8966, 4.000% due 3/1/47	8,175,908
8,551,887	# AS9988, 4.500% due 7/1/47	8,770,196
5,990,783	# BK4718, 4.000% due 9/1/48	5,993,661

		84,282,404

	Government National Mortgage Association — 0.3%
11,506	# 460389, 7.000% due 5/15/28	11,520
6,664	# 464049, 7.000% due 7/15/28	6,934
12,634	# 476259, 7.000% due 8/15/28	12,649
8,941	# 485264, 7.500% due 2/15/31	9,038
18,871	# 559304, 7.000% due 9/15/31	20,220
256,534	# 651859, 5.000% due 6/15/36	271,552
187,642	# 782150, 5.500% due 4/15/37	201,921
30,630	# 662521, 6.000% due 8/15/37	32,810
72,352	# 677545, 6.000% due 11/15/37	78,066
129,285	# 676291, 6.000% due 12/15/37	140,550
69,596	# 685836, 5.500% due 4/15/38	74,198
414,695	# 698235, 5.000% due 6/15/39	439,012
125,193	# 716655, 5.000% due 8/15/39	129,984

		1,428,454

	TOTAL MORTGAGE-BACKED SECURITIES (Cost $132,536,557)	127,301,643

CORPORATE NOTES* — 42.8%
	Automotive — 0.8%
2,000,000	American Honda Finance Corp., 2.650% due 2/12/21	1,970,793

See Notes to Financial Statements.

151

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Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

CORPORATE NOTES* — (Continued)
	Automotive — (Continued)
$2,000,000	American Honda Finance Corp., 3.450% due 7/14/23	$1,987,798

		3,958,591

	Banking — 9.0%
10,000,000	Bank of America Corp., 7.625% due 6/1/19	10,260,867
7,000,000	Branch Banking & Trust Co., 3.625% due 9/16/25	6,800,516
11,000,000	Citibank NA, 2.125% due 10/20/20	10,742,557
10,000,000	PNC Bank NA, 2.625% due 2/17/22	9,704,611
6,500,000	PNC Bank NA, 3.250% due 6/1/25	6,251,495

		43,760,046

	Beverages, Food & Tobacco — 3.9%
5,000,000	Coca-Cola Co. (The), 2.875% due 10/27/25	4,749,228
6,000,000	Coca-Cola Co. (The), 2.250% due 9/1/26	5,378,318
9,000,000	PepsiCo, Inc., 3.000% due 8/25/21	8,964,744

		19,092,290

	Communications — 5.2%
14,000,000	Amazon.com, Inc., 4.800% due 12/5/34	14,732,909
11,100,000	Cisco Systems, Inc., 2.200% due 9/20/23	10,470,075

		25,202,984

	Computer Software & Processing — 7.9%
11,250,000	Apple, Inc., 4.500% due 2/23/36	11,698,921
9,650,000	International Business Machines Corp., 3.450% due 2/19/26[1]	9,314,916
8,000,000	Microsoft Corp., 3.450% due 8/8/36	7,361,055
10,750,000	Oracle Corp., 2.400% due 9/15/23	10,165,872

		38,540,764

	Electronics — 2.7%
5,000,000	Applied Materials, Inc., 3.900% due 10/1/25	4,953,862
8,000,000	Intel Corp., 3.300% due 10/1/21	8,008,421

		12,962,283

	Financial — 3.5%
10,533,000	JPMorgan Chase & Co., 4.950% due 3/25/20	10,776,330
5,000,000	JPMorgan Chase & Co., 6.400% due 5/15/38	6,012,097

		16,788,427

See Notes to Financial Statements.

152

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

CORPORATE NOTES* — (Continued)
	Heavy Machinery — 1.2%
$5,700,000	John Deere Capital Corp., 2.800% due 3/4/21[1]	$5,639,002

	Insurance — 3.4%
6,500,000	Aflac, Inc., 2.400% due 3/16/20	6,435,178
10,000,000	Berkshire Hathaway Finance Corp., 4.250% due 1/15/21	10,250,793

		16,685,971

	Pharmaceuticals — 2.5%
7,000,000	Johnson & Johnson, 4.850% due 5/15/41[1]	7,497,766
5,000,000	Merck & Co., Inc., 2.750% due 2/10/25	4,738,608

		12,236,374

	Retailers — 2.7%
6,000,000	Target Corp., 3.500% due 7/1/24	6,018,781
5,325,000	Target Corp., 7.000% due 1/15/38	6,960,723

		12,979,504

	TOTAL CORPORATE NOTES (Cost $215,493,751)	207,846,236

U.S. TREASURY NOTES/BONDS* — 10.4%
15,000,000	U.S. Treasury Bonds, 6.250% due 8/15/23	17,175,586
5,000,000	U.S. Treasury Bonds, 6.625% due 2/15/27	6,281,836
5,000,000	U.S. Treasury Bonds, 3.125% due 11/15/41	4,797,070
2,000,000	U.S. Treasury Bonds, 3.750% due 11/15/43	2,117,813
5,000,000	U.S. Treasury Bonds, 2.750% due 8/15/47	4,398,828
10,000,000	U.S. Treasury Notes, 2.875% due 5/31/25	9,886,328
6,000,000	U.S. Treasury Notes, 2.250% due 8/15/27	5,590,546

	TOTAL U.S. TREASURY NOTES/BONDS (Cost $53,254,511)	50,248,007

REPURCHASE AGREEMENT* — 2.7%
12,939,399	With Fixed Income Clearing Corp., dated 10/31/18, 0.42%, principal and interest in the amount of $12,939,549, due 11/1/18, (collateralized by a U.S. Treasury Note with a par value of $12,890,000, coupon rate of 3.625%, due 2/15/2021, market value of $13,200,443)	12,939,399

	TOTAL REPURCHASE AGREEMENT (Cost $12,939,399)	12,939,399

See Notes to Financial Statements.

153

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 3.9%
19,105,863	State Street Navigator Securities Lending Government Money Market Portfolio	$19,105,863

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $19,105,863)	19,105,863

TOTAL INVESTMENTS (Cost $520,483,811)	103.2%	$500,824,899

LIABILITIES IN EXCESS OF OTHER ASSETS	(3.2)	(15,623,830)

NET ASSETS	100.0%	$485,201,069

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Represents current face amount at October 31, 2018.

See Notes to Financial Statements.

154

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

SECTOR DIVERSIFICATION

On October 31, 2018, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Corporate	42.8%	$207,846,236
Federal National Mortgage Association	27.4	133,262,730
Federal Home Loan Mortgage Corporation	10.6	51,402,465
U.S. Treasury Notes/Bonds	10.4	50,248,007
Federal Home Loan Bank	5.1	24,591,745
Government National Mortgage Association	0.3	1,428,454

TOTAL	96.6%	$468,779,637

REPURCHASE AGREEMENT	2.7	12,939,399

INVESTMENT OF SECURITY LENDING COLLATERAL	3.9	19,105,863

TOTAL INVESTMENTS	103.2%	$500,824,899

See Notes to Financial Statements.

155

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Face Amount		Value

CORPORATE NOTES* — 2.5%
	Automotive — 1.1%
$300,000	Ford Motor Credit Co. LLC, 3.336% due 3/18/21	$293,015

	Financial — 1.4%
359,000	JPMorgan Chase & Co., (3M USD LIBOR + 3.47%), 5.990% due 12/29/49[1]	360,925

	TOTAL CORPORATE NOTES (Cost $656,395)	653,940

MUNICIPAL BONDS* — 82.2%
	Alabama — 2.0%
250,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, 5.000% due 9/1/20	262,300
250,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46	258,108

		520,408

	Alaska — 3.6%
300,000	Alaska State, General Obligation Unlimited, Series B, 5.000% due 8/1/20	314,364
400,000	North Slope Boro, AK, General Obligation Unlimited, Series B, 5.000% due 6/30/20	418,560
200,000	Valdez, AK, Marine Terminal Revenue, Revenue Bonds, Refunding, Series B, (SPA : British Petroleum PLC), 5.000% due 1/1/21	210,548

		943,472

	Arizona — 1.6%
400,000	Yuma, AZ, Municipal Property Corp., Excise Tax Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/22	436,552

	California — 1.9%
210,000	La Quinta, CA, Financing Authority, Local Agency Revenue, Tax Allocation, Series A, Prerefunded 9/1/20 @ 100, 7.900% due 9/1/31	228,547
250,000	San Diego, CA, Redevelopment Agency Tax Allocation Revenue, Series A, Prerefunded 9/1/20 @ 100, 7.750% due 9/1/40	270,298

		498,845

	Colorado — 1.5%
250,000	Trinidad, CO, School District No. 1, General Obligation Unlimited, Refunding, (State Aid Withholding), 4.000% due 12/1/18	250,435
150,000	Weld County, CO, Reorganized School District No. RE-8, General Obligation Unlimited, (State Aid Withholding), 4.000% due 12/1/20	155,583

		406,018

	Delaware — 0.8%
205,000	Delaware State, Transportation Authority, Grant Anticipation Bonds, Revenue Bonds, 5.000% due 3/1/19	206,968

	Florida — 2.2%
325,000	Citizens Property Insurance Corp., FL, Revenue Bonds, Series A-1, 5.000% due 6/1/19	330,385
250,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, Series B (AGMC Insured), 5.000% due 7/1/21	261,325

		591,710

See Notes to Financial Statements.

156

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Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Georgia — 1.4%
$350,000	Georgia State, Road & Tollway Authority, Federal Highway Reimbursement, Revenue Bonds, Series A, 5.000% due 6/1/20	$365,691

	Idaho — 0.8%
200,000	Idaho, Housing & Finance Association, Revenue Bonds, 5.000% due 7/15/20	209,062

	Illinois — 12.3%
150,000	Chicago, IL, O’Hare International Airport Revenue Bonds, Refunding, Series B, 5.000% due 1/1/21	158,498
400,000	Du Page & Will Counties, IL, Community School District No. 204 Indian Prairie, General Obligation Unlimited, Refunding, Series A, 5.000% due 12/30/20	421,936
400,000	Illinois State Finance Authority, Revenue Bonds, 5.000% due 1/1/20	413,396
200,000	Illinois State Finance Authority, Revenue Bonds, Series A, Prerefunded 11/1/18 @ 100, 7.250% due 11/1/38	200,000
500,000	Illinois State Finance Authority, Revenue Bonds, Series L, 4.000% due 12/1/20	517,785
	Illinois State, General Obligation Unlimited:
400,000	5.363% due 2/1/19	402,084
100,000	4.000% due 9/1/20	101,515
130,000	5.000% due 1/1/21	133,641
100,000	Lake County, IL, Community College District No. 532, General Obligation Unlimited, Series A, 4.000% due 6/1/19	101,142
300,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/19	302,217
450,000	Regional Transportation Authority, IL, Revenue Bonds, Series A (NPFG Insured), 5.500% due 7/1/20	473,134

		3,225,348

	Kentucky — 2.2%
300,000	Kentucky State, Property & Building Commission Revenue, Project No. 84, Revenue Bonds, Refunding, (NPFG Insured), 5.000% due 8/1/20	313,311
250,000	Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/19	256,202

		569,513

	Louisiana — 2.2%
300,000	Louisiana State, General Obligation Unlimited, Series A, 4.000% due 9/1/21	313,554
250,000	Louisiana State, University & Agricultural and Mechanical College, Auxiliary, Revenue Bonds, Refunding, 5.000% due 7/1/19	254,665

		568,219

	Maryland — 0.5%
125,000	Baltimore, MD, Water Utility Project Revenue, Revenue Bonds, Series A, 5.000% due 7/1/19	127,399

	Michigan — 6.4%
	Dansville, MI, Schools, General Obligation Unlimited, (QSBLF Insured):
125,000	4.000% due 5/1/19	126,231
140,000	4.000% due 5/1/20	143,795
260,000	L’Anse Creuse, MI, Public Schools, General Obligation Unlimited, Refunding, (QSBLF Insured), 5.000% due 5/1/20	271,055
250,000	Michigan Finance Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/20	263,945

See Notes to Financial Statements.

157

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Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Michigan — (Continued)
$400,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/19	$411,240
250,000	Pinconning, MI, Area Schools, General Obligation Unlimited, Refunding, (QSBLF Insured), 3.000% due 5/1/19	250,948
200,000	Ypsilanti, MI, School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/21	211,682

		1,678,896

	Minnesota — 4.8%
100,000	Minneapolis, MN, St. Paul, Housing & Redevelopment Authority Health Care, Revenue Bonds, Refunding, Series A, 5.000% due 11/15/20	105,627
400,000	Rochester, MN, Health Care Facilities Revenue, Revenue Bonds, Series A, 4.000% due 11/15/30	400,308
250,000	St. Paul, MN, Housing & Redevelopment Authority Health Care, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/21	267,070
500,000	St. Paul, MN, Housing & Redevelopment Authority Health Care, Revenue Bonds, Refunding, Series B, 2.353% due 7/1/19	497,290

		1,270,295

	Mississippi — 2.0%
500,000	Mississippi State, Development Bank, Special Obligation, Jackson Public School District Project, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/21	529,820

	New Jersey — 4.0%
350,000	Camden County, NJ, Improvement Authority, Revenue Bonds, (County Guaranteed), 4.000% due 1/15/20	357,595
175,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, Series NN, 5.000% due 3/1/22	185,608
500,000	New Jersey State Turnpike Authority, Revenue Bonds, Refunding, Series C-1, (1M USD LIBOR * 0.7+ 0.34%), 1.919% due 1/1/21[1]	499,875

		1,043,078

	New York — 0.8%
200,000	New York State, Dormitory Authority, State Personal Income Tax Revenue, Refunding, Series A, 5.000% due 12/15/19	206,740

	North Carolina — 1.2%
100,000	New Hanover County, NC, Hospital Revenue Bonds, Refunding, 5.000% due 10/1/21	107,390
200,000	North Carolina State, Grant Anticipation Revenue, Revenue Bonds, 5.000% due 3/1/19	202,006

		309,396

	Ohio — 3.8%
265,000	Ohio State University, General Receipts Athens, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/20	279,670
255,000	Ohio State, Higher Educational Facility Commission, Revenue Bonds, 4.000% due 12/1/19	260,202
425,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/15/23	456,408

		996,280

	Oklahoma — 0.5%
125,000	Grand River, OK, Dam Authority, Revenue Bonds, Series A, 4.000% due 6/1/19	126,428

See Notes to Financial Statements.

158

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Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Pennsylvania — 14.4%
$400,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-75, 4.000% due 11/1/21	$418,876
235,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series A, 5.000% due 5/15/19	238,664
400,000	Bucks County, CA, Centennial School District, General Obligation Limited, Refunding, Series B, (State Aid Withholding), 5.000% due 12/15/21	432,320
390,000	Danville, PA, Area School District, General Obligation Limited, Refunding, Series B, (State Aid Withholding), 4.000% due 11/1/20	403,490
300,000	East Stroudsburg, PA, Area School District, General Obligation Limited, Refunding, Series A, (State Aid Withholding), 5.000% due 9/1/20	314,814
140,000	Monroeville, PA, Finance Authority UPMC Revenue, Revenue Bonds, 5.000% due 2/15/20	144,975
250,000	Pennsylvania State Turnpike Authority, Revenue Bonds, Refunding, 5.000% due 12/1/22[2]	265,545
190,000	Pennsylvania State, General Obligation Unlimited, Refunding, 5.000% due 7/1/20	198,480
200,000	Pennsylvania State, General Obligation Unlimited, Refunding, First Series, 5.000% due 8/15/20	209,534
	Pittsburgh, PA, School District, General Obligation Unlimited, Refunding, Series A, (State Aid Withholding):
225,000	4.000% due 9/1/19	228,645
200,000	5.000% due 9/1/22	214,368
300,000	Red Lion, PA, Area School District, General Obligation Limited, Refunding, Series A, (State Aid Withholding), 4.000% due 4/15/20	307,851
100,000	Scranton, PA, School District, General Obligation Limited, Refunding, Series A, (State Aid Withholding), 5.000% due 6/1/19	101,331
305,000	Springfield Township, PA, School District, Montgomery County, General Obligation Limited, Refunding, (State Aid Withholding), 4.000% due 11/15/20	315,995

		3,794,888

	Texas — 7.4%
575,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Brown Fellowship Leadership Academy, Series A, (PSF Guaranteed), 4.000% due 8/15/19	583,504
200,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Series A, (PSF Guaranteed), 4.000% due 2/15/21	207,388
100,000	Brushy Creek, TX, Regional Utility Authority, Inc., Contract Revenue, Refunding, 3.000% due 8/1/20	101,310
250,000	Dallas, TX, General Obligation Limited, Refunding, 5.000% due 2/15/19	252,155
200,000	Denton, TX, Independent School District, General Obligation Unlimited, (PSF Guaranteed), 2.000% due 8/1/43	198,942
200,000	Georgetown, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 2.000% due 8/1/41	203,858
200,000	North East, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 1.420% due 8/1/40	194,038
210,000	Taft, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 3.000% due 8/15/20	213,182

		1,954,377

	Washington — 1.1%
300,000	Grant County, WA, Public Utility District No. 2, Revenue Bonds, Refunding, 2.000% due 1/1/44[1,3]	297,333

See Notes to Financial Statements.

159

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Wisconsin — 2.8%
$285,000	Oshkosh, WI, Water Revenue, Revenue Bonds, Series F, 2.000% due 1/1/19	$285,023
470,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Series 2013B-1, 1.375% due 11/15/38	465,309

		750,332

	TOTAL MUNICIPAL BONDS (Cost $21,856,971)	21,627,068

Shares

REGISTERED INVESTMENT COMPANIES* — 3.8%
450	BlackRock Defined Opportunity Credit Trust[4,5]	0
34,460	BlackRock Municipal 2020 Term Trust	508,974
1,932	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund[6]	190,746
3,850	Vanguard Short-Term Corporate Bond ETF	300,031

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,025,511)	999,751

Face Amount

U.S. TREASURY NOTES/BONDS* — 9.8%
500,000	U.S. Treasury Notes, 1.250% due 12/15/18	499,424
750,000	U.S. Treasury Notes, 1.500% due 1/31/19	748,490
1,325,000	U.S. Treasury Notes, 1.375% due 2/28/19	1,320,549

	TOTAL U.S. TREASURY NOTES/BONDS (Cost $2,568,641)	2,568,463

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.7%
191,425	State Street Navigator Securities Lending Government Money Market Portfolio	191,425

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $191,425)	191,425

TOTAL INVESTMENTS (Cost $26,298,943)	99.0%	$26,040,647

OTHER ASSETS IN EXCESS OF LIABILITIES	1.0	253,244

NET ASSETS	100.0%	$26,293,891

*	Percentages indicated are based on net assets.
[1]	Floating Rate Bond. Rate shown is as of October 31, 2018.
[2]	When-issued security.
[3]	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
[4]	Held for any potential distributions from terminated trust.
[5]	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 1 of the Notes to Financial Statements).
[6]	Securities or partial securities on loan. See Note 1.

Abbreviations:

AGMC — Assured Guaranty Municipal Corporation

NPFG — National Public Finance Guarantee Corporation

PSF — Permanent School Fund

QSBLF — Michigan Qualified School Bond Loan Fund

SPA — Stand-By Purchase Agreement

See Notes to Financial Statements.

160

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Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

SECTOR DIVERSIFICATION

On October 31, 2018, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Municipal Bonds	82.2%	$21,627,068
U.S. Treasury Notes/Bonds	9.8	2,568,463
Registered Investment Companies	3.8	999,751
Corporate Notes	2.5	653,940

TOTAL	98.3%	$25,849,222

INVESTMENT OF SECURITY LENDING COLLATERAL	0.7	191,425

TOTAL INVESTMENTS	99.0%	$26,040,647

See Notes to Financial Statements.

161

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SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — 98.8%
	Alabama — 1.2%
$500,000	Jefferson County, AL, Sewer Revenue Warrants, Series E, 0.000% due 10/1/34[1]	$183,455
500,000	Jefferson County, AL, Sewer Revenue, Series B, (AGMC Insured), 0.000% due 10/1/25[1]	391,755
1,070,000	Jefferson County, AL, Sewer Revenue, Series D, Warrants, 6.000% due 10/1/42	1,208,094
500,000	Montgomery, AL, Medical Clinic, Board Health Care Facility Revenue, Refunding, 5.000% due 3/1/30	531,470

		2,314,774

	Alaska — 0.7%
1,360,000	Alaska State, Housing Finance Corp., Revenue Bonds, Series A, 4.000% due 12/1/48	1,418,235

	Arizona — 2.6%
300,000	Arizona State, Industrial Development Authority, Education Revenue, Basis Schools Projects, Revenue Bonds, Refunding, Series A, 5.250% due 7/1/47[2]	303,942
500,000	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/32[2]	500,945
500,000	Arizona State, Industrial Development Authority, Education Revenue, Traditional Schools Project, Revenue Bonds, 5.250% due 7/1/22[2]	491,980
100,000	Florence Town, Inc., AZ, Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds, 5.000% due 7/1/23	103,646
750,000	Maricopa County, AZ, Industrial Development Authority, Educational Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/36[2]	765,742
250,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, 5.000% due 7/1/45[2]	249,253
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding, 5.000% due 7/1/35[2]	504,195
405,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding, Series A, 3.000% due 7/1/20[2]	399,492
	Phoenix, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Revenue Bonds, Series A:
300,000	5.750% due 7/1/24[2]	318,531
500,000	6.750% due 7/1/44[2]	542,655
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[2]	500,910
250,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Series B, 4.000% due 7/1/22[2]	243,095

		4,924,386

	California — 3.0%
435,000	Alhambra City, CA, Atherton Baptist Homes, Revenue Bonds, Series A, Prerefunded 1/1/20 @ 100, 7.500% due 1/1/30	458,473
250,000	California Public Finance Authority, Revenue Bonds, Refunding, 5.000% due 10/15/47	260,310
400,000	California State, Infrastructure and Economic Development Bank, Revenue Bonds, Refunding, Series E, 1.750% due 11/1/26	376,888
	California State, Municipal Finance Authority, Educational Revenue, Refunding, Series A:
360,000	5.000% due 6/1/36	381,157
500,000	5.000% due 6/1/46	522,750

See Notes to Financial Statements.

162

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	California — (Continued)
$300,000	California State, Municipal Finance Authority, Revenue Bonds, Series A, 5.000% due 11/1/46[2]	$318,462
335,000	California State, School Financing Authority, Rocketship Education Obligated Group, Revenue Bonds, Series A, 5.250% due 6/1/52[2]	340,849
250,000	California State, Statewide Communities Development Authority, CHF Irvine LLC, Revenue Bonds, 5.000% due 5/15/29	278,503
945,000	California State, Statewide Communities Development Authority, Student Housing Revenue, Revenue Bonds, 4.305% due 7/1/32	970,902
255,000	Corona-Norco, CA, Unified School District, Refunding, 5.000% due 9/1/24	284,251
500,000	Northern, CA, Gas Authority No. 1, Gas Project Revenue, Revenue Bonds, Series B, (3M USD LIBOR * 0.67 + 0.72%), 2.325% due 7/1/27[3]	487,620
1,000,000	Riverside County, Redevelopment Successor Agency, Revenue Bonds, Series B, 0.000% due 10/1/39[1]	391,870
500,000	Saugus/Hart, CA, School Facilities Financing Authority, Special Tax, Refunding, 5.000% due 9/1/24	551,140
200,000	Seal Beach, CA, Community Facilities District No. 2005-1, Special Tax, Refunding, 3.000% due 9/1/29	186,572

		5,809,747

	Colorado — 9.7%
500,000	Amber Creek, Metropolitan District, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/47	480,630
1,000,000	Arista, CO, Metropolitan District, General Obligation Limited, Series A, 4.375% due 12/1/28	993,130
1,000,000	Arkansas River Power Authority, CO, Power Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/33	1,084,560
500,000	Base Village Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.750% due 12/1/46	498,790
500,000	Belleview Station, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, 5.000% due 12/1/36	504,415
500,000	Big Dry Creek, Metropolitan District, General Obligation Limited, Series A, 5.750% due 12/1/47	486,895
680,000	Bradburn, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 4.000% due 12/1/28	658,022
500,000	Buffalo Ridge, CO, Metropolitan District, General Obligation Limited, Series B, 7.375% due 12/15/47	485,110
500,000	Clear Creek Station, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/47	496,945
625,000	Colorado International Center, CO, Metropolitan District No. 14, General Obligation Limited, 5.875% due 12/1/46	647,513
500,000	Colorado State, Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, Revenue Bonds, Refunding, 5.000% due 1/1/31	521,040
400,000	Colorado State, Health Facilities Authority, Hospital Revenue, Refunding, 5.000% due 1/1/37	408,668
700,000	Colorado State, Health Facilities Authority, Hospital Revenue, Refunding, Series A, 5.250% due 5/15/37	745,024
700,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Refunding, 5.000% due 6/1/37	749,868
230,000	Colorado State, Health Facilities Authority, Hospital Revenue, Series A, 5.750% due 11/1/47	231,605
650,000	Colorado State, Health Facilities Authority, Refunding, Series A, 5.000% due 6/1/45	679,224

See Notes to Financial Statements.

163

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Colorado — (Continued)
$165,000	Colorado State, Health Facilities Authority, Revenue Bonds, 5.625% due 6/1/43	$177,258
500,000	Colorado State, Housing and Finance Authority, Non Amount Non ACE SF Mortgage, Revenue Bonds, Series C, (GNMA Insured), 4.250% due 11/1/48	526,985
250,000	Denver, CO, Urban Renewal Authority, Tax Increment Revenue, Series A, 5.250% due 12/1/39[2]	247,475
150,000	E-470, CO, Public Highway Authority, Revenue Bonds, Refunding, Series B, (1M USD LIBOR * 0.67 + 1.05%), 2.579% due 9/1/39[3]	151,119
750,000	Forest Trace, CO, Metropolitan District No. 3, Limited Tax, General Obligation Unlimited, Series A, 5.000% due 12/1/46	699,683
1,000,000	Gardens on Havana, CO, Metropolitan District No. 3, Revenue Bonds, Series A, 4.625% due 12/1/27	1,024,360
945,000	Harmony Technology Park, Metropolitan District No. 2, General Obligation Limited, 4.500% due 12/1/32	892,552
500,000	Leyden Ranch, Metropolitan District, General Obligation Unlimited, Series A, 5.125% due 12/1/47	506,345
750,000	Leyden Rock, Metropolitan District No. 10, General Obligation Limited, Series A, 5.000% due 12/1/45	740,108
500,000	Midcities Metropolitan District No. 2, CO, Special Revenue, Revenue Bonds, Refunding, Series B, 7.750% due 12/15/46	480,650
271,000	Mountain Shadows, CO, Metropolitan District, General Obligation Limited, 3.250% due 12/1/20	271,382
500,000	Serenity Ridge, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/43	500,140
750,000	Solaris, CO, Metropolitan District No. 3, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/36	765,727
	Southglenn, CO, Metropolitan District, Special Revenue, General Obligation Limited, Refunding:
500,000	3.000% due 12/1/21	490,460
750,000	5.000% due 12/1/30	755,048
215,000	Southlands, CO, Metropolitan District No. 1, General Obligation Unlimited, Series A-2, 3.500% due 12/1/27	209,436
500,000	Tallyns Reach, CO, Metropolitan District No. 3, General Obligation Limited, Series A, 6.750% due 11/1/38	485,200

		18,595,367

	Connecticut — 1.2%
425,000	Connecticut State Health & Educational Facilities Authority, Church Home of Hartford, Inc. Project, Revenue Bonds, Series A, 5.000% due 9/1/53[2]	422,883
750,000	Hamden, CT, Facilities Revenue Bonds, Series A, 7.750% due 1/1/43	772,275
250,000	Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Tax Allocation, Refunding, 5.000% due 4/1/30[2]	264,408
800,000	Mohegan Tribe of Indians, CT, Gaming Authority, Revenue Bonds, Series A, 5.500% due 8/1/26[2]	839,128

		2,298,694

	Delaware — 0.4%
760,000	Kent County, DE, Student Housing & Dining Facilities Revenue, CHF Dover LLC, DE State University Project, Revenue Bonds, Series A, 5.000% due 7/1/32	811,771

	District Of Columbia — 1.2%
500,000	District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds, Series A, 5.000% due 6/1/36	528,715

See Notes to Financial Statements.

164

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	District Of Columbia — (Continued)
$225,000	District of Columbia, KIPP DC Obligated Group, Revenue Bonds, Series A, 5.000% due 7/1/27	$250,916
5,415,000	District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 0.000% due 6/15/46[1]	827,141
2,000,000	Metropolitan Washington, DC, Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, (AGMC Insured), 0.000% due 10/1/40[1]	735,100

		2,341,872

	Florida — 5.0%
160,000	Capital Trust Agency, FL, Educational Facilities Revenue, Viera Charter School, Inc. Project, Revenue Bonds, Series A, 5.000% due 10/15/37[2]	157,114
150,000	Collier County, FL, Health Facilities Authority, Residential Care Facility Revenue, Refunding, Series A, 3.000% due 5/1/20	151,074
200,000	Florida Development Finance Corp., Healthcare Facilities Revenue, University of Florida Health Project, Series A, 6.000% due 2/1/33	214,002
200,000	Florida State Higher Educational Facilities Financial Authority, Jacksonville University Project, Revenue Bonds, Series A-1, 5.000% due 6/1/48[2]	204,886
1,375,000	Florida State Housing Finance Corp., Revenue Bonds, Series 1 (GNMA/FNMA/FHLMC Insured), 4.000% due 7/1/49	1,434,207
250,000	Jacksonville, FL, Educational Facilities Revenue, Jacksonville University Project, Revenue Bonds, Series B, 5.000% due 6/1/53[2]	254,177
300,000	Lakewood Ranch, FL, Stewardship District, Special Assessment Revenue, 5.375% due 5/1/47	305,424
500,000	Miami, FL, World Center Community Development District, Special Assessment, 5.125% due 11/1/39	505,565
1,250,000	North Broward, FL, Hospital District, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/48	1,296,437
	Orange County, FL, Health Facilities Authority Revenue:
150,000	4.000% due 8/1/19	151,931
750,000	5.000% due 8/1/40	788,490
875,000	Orange County, FL, Health Facilities Authority, Revenue Bonds, Refunding, 5.000% due 8/1/41	927,955
	Palm Beach County, FL, Health Facilities Authority, Lifespace Communities, Revenue Bonds, Refunding, Series C:
295,000	5.000% due 5/15/20	302,670
55,000	5.000% due 5/15/25	58,558
150,000	Palm Beach County, FL, Health Facilities Authority, Revenue Bonds, Refunding, 4.000% due 12/1/18	150,176
200,000	Pompano Beach, FL, John Knox Project, Revenue Bonds, 4.000% due 9/1/19	202,926
550,000	Sarasota County, FL, Health Facilities Authority, Retirement Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/1/37	569,723
	Southeast Overtown Park West Community Redevelopment Agency, FL, Series A-1:
325,000	5.000% due 3/1/20[2]	336,466
500,000	5.000% due 3/1/30[2]	536,915
185,000	Town Center at Palm Coast, FL, Community Development District, Special Assessment, 6.000% due 5/1/36	185,209
	Winter Garden Village at Fowler Groves, FL, Community Development District, Special Assessment, Refunding:
500,000	3.750% due 5/1/31	476,890
500,000	4.125% due 5/1/37	470,630

		9,681,425

See Notes to Financial Statements.

165

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Georgia — 0.5%
$500,000	DeKalb County, GA, Hospital Authority, DeKalb Medical Center, Inc. Project, Revenue Bonds, Prerefunded 9/1/20 @ 100, 6.000% due 9/1/30	$533,795
340,000	Macon-Bibb County, GA, Urban Development Authority, Revenue Bonds, 5.750% due 6/15/37[2]	342,040

		875,835

	Idaho — 0.6%
500,000	Idaho Health Facilities Authority, Revenue Bonds, Series A, 4.750% due 7/1/44[2]	508,910
250,000	Idaho State, Health Facilities Authority Revenue, Kootenai Health Project, Revenue Bonds, Series A, 4.375% due 7/1/34[2]	252,172
365,000	Idaho State, Housing and Finance Association, Nonprofit Facilities Revenue, Compass Charter School Project, Revenue Bonds, Series A, 6.000% due 7/1/39[2]	378,370

		1,139,452

	Illinois — 15.2%
125,000	Chicago, IL, Board of Education, General Obligation Unlimited, Refunding, Series C, 5.000% due 12/1/28	125,019
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A:
750,000	5.000% due 12/1/41	742,875
400,000	7.000% due 12/1/46[2]	466,060
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, (NPFG Insured):
265,000	0.000% due 12/1/18[1]	264,436
400,000	0.000% due 12/1/25[1]	297,400
600,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B, 7.000% due 12/1/42[2]	701,022
345,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B-1 (NPFG Insured), 0.000% due 12/1/19[1]	334,929
1,030,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B1, (NPFG Insured), 0.000% due 12/1/31[1]	554,542
640,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series C, 5.250% due 12/1/39	647,270
500,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series H, 5.000% due 12/1/46	499,970
600,000	Chicago, IL, General Obligation Unlimited, (NPFG Insured), 0.000% due 1/1/31[1]	342,204
	Chicago, IL, General Obligation Unlimited, Refunding, Series A:
250,000	5.750% due 1/1/33	275,625
1,000,000	6.000% due 1/1/38	1,109,400
350,000	Chicago, IL, General Obligation Unlimited, Refunding, Series B, 5.000% due 1/1/19	351,235
250,000	Chicago, IL, General Obligation Unlimited, Refunding, Series C, 5.000% due 1/1/24	265,137
	Chicago, IL, General Obligation Unlimited, Series C:
410,000	0.000% due 1/1/31[1]	229,707
500,000	5.000% due 1/1/34	500,840
250,000	Chicago, IL, Transitional Authority, Sales Tax Receipts Revenue Bonds, 5.000% due 12/1/51	259,065
	Chicago, IL, Waterworks Revenue, Revenue Bonds:
200,000	5.000% due 11/1/24	214,572
375,000	5.000% due 11/1/30	403,721
500,000	Cook County, IL, Community College District No. 508, General Obligation Unlimited, 5.250% due 12/1/43	512,510
400,000	Illinois State Finance Authority, Christian Homes, Inc., Revenue Bonds, 5.000% due 5/15/36	411,112

See Notes to Financial Statements.

166

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$150,000	Illinois State Finance Authority, Presbyterian Homes, Revenue Bonds, Series B, (1M USD LIBOR * 0.70 + 1.35%), 2.929% due 5/1/36[3]	$150,552
350,000	Illinois State Finance Authority, Revenue Bonds, 4.000% due 7/1/35	351,501
255,000	Illinois State Finance Authority, Revenue Bonds, Refunding, 3.000% due 5/15/20	255,989
150,000	Illinois State Finance Authority, Revenue Bonds, Refunding, Lifespace Communities Project, Series A, 5.000% due 5/15/22	158,649
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 7/1/35	322,488
250,000	5.000% due 8/15/37	262,980
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series C:
1,000,000	5.000% due 2/15/31	1,123,090
1,000,000	4.125% due 8/15/37	961,320
135,000	Illinois State Finance Authority, Revenue Bonds, Series B, Prerefunded 8/15/19 @ 100, 5.750% due 8/15/30	138,914
500,000	Illinois State Finance Authority, Silver Cross Hospital & Medical Center, Revenue Bonds, Series C, 5.000% due 8/15/44	522,775
	Illinois State Finance Authority, Student Housing Revenue, Dekalb II Northern Illinois, Revenue Bonds:
395,000	5.750% due 10/1/21	412,933
250,000	6.875% due 10/1/43	266,032
500,000	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, 6.000% due 10/1/24	525,960
	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, Series A:
250,000	5.000% due 7/1/35	238,293
500,000	5.000% due 7/1/47	452,125
500,000	Illinois State Finance Authority, Swedish Covenant Hospital, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/34	530,390
820,000	Illinois State Housing Development Authority, Revenue Bonds, Refunding, Series C, 3.500% due 8/1/46	832,718
500,000	Illinois State Sports Facilities Authority, State Tax Supported, Capital Apprec, Revenue Bonds, (AMBAC Insured), 0.000% due 6/15/23[1]	413,960
500,000	Illinois State University, Revenue Bonds, (AGMC Insured), 5.000% due 4/1/24	542,585
750,000	Illinois State, Finance Authority Revenue, Revenue Bonds, Refunding, 5.125% due 2/15/45	675,547
320,000	Illinois State, Finance Authority, Charter School Revenue, Refunding and Improvement, Chicago International Charter School Project, Revenue Bonds, 5.000% due 12/1/47	323,245
560,000	Illinois State, Finance Authority, Student Housing & Academic Facilities Revenue, Revenue Bonds, Series A, 5.000% due 2/15/37	594,289
	Illinois State, General Obligation Unlimited:
500,000	5.000% due 1/1/30	509,305
1,000,000	5.000% due 2/1/39	1,005,880
200,000	5.000% due 1/1/41	200,704
1,250,000	Illinois State, General Obligation Unlimited, Series C, 5.000% due 11/1/29	1,279,100
1,000,000	Illinois State, General Obligation Unlimited, Series D, 5.000% due 11/1/28	1,029,940
250,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Refunding (BAM, NPFG Insured), 0.000% due 6/15/28[1]	166,038

See Notes to Financial Statements.

167

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$1,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 6/15/36[1]	$411,760
500,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series B, (AGMC Insured), 0.000% due 6/15/27[1]	349,150
2,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax, Revenue Bonds, Series A, (AGMC Insured MBIA), 0.000% due 12/15/29[1]	1,231,340
500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Series B, 5.000% due 12/15/40	516,600
250,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 4/1/22[1]	224,398
500,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series B1, 5.000% due 4/1/22	526,885
1,000,000	University of Illinois, Auxiliary Facilities, Revenue Bonds, Series A, (AGMC Insured), 4.000% due 4/1/36	998,730
500,000	Volo Village, IL, Special Service Area No. 3 & 6, Special Tax, Symphony Meadows/Lancaster Falls Project, (AGMC Insured), 2.875% due 3/1/25	476,095
497,000	Yorkville, IL, United City Special Service, Special Tax, (AGMC Insured), 3.000% due 3/1/25	478,487
250,000	Yorkville, IL, United City Special Service, Special Tax, Refunding, (AGMC Insured), 4.000% due 3/1/36	232,950

		29,202,348

	Indiana — 2.1%
	Indiana Finance Authority, Midwestern Disaster Relief Revenue, Revenue Bonds, Ohio Valley Electric Corp. Project, Series A:
750,000	5.000% due 6/1/32	732,255
300,000	5.000% due 6/1/39	288,084
2,000,000	Indiana State Finance Authority, Economic Development Revenue, Refunding, Republic Services, Inc. Project, Revenue Bonds, Series B, 1.850% due 5/1/28[3,4]	1,999,780
	Indiana State Finance Authority, Greencroft Obligated Group, Revenue Bonds, Series A:
95,000	5.750% due 11/15/28	101,309
120,000	6.500% due 11/15/33	130,536
	Knox County, IN, Economic Development Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 4/1/23	316,131
350,000	5.000% due 4/1/28	363,318

		3,931,413

	Iowa — 1.6%
150,000	Iowa State, Finance Authority, Midwestern Disaster Area Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, 5.250% due 12/1/25	158,468
200,000	Iowa State, Finance Authority, Midwestern Disaster Area Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, 5.500% due 12/1/22	200,380
250,000	Iowa State, Finance Authority, Midwestern Disaster Area Revenue, Lowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, 5.000% due 12/1/19	255,245
525,000	Iowa State, Finance Authority, Midwestern Disaster Relief Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, Series A, 5.250% due 12/1/50[3,5]	548,819

See Notes to Financial Statements.

168

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Iowa — (Continued)
$750,000	Iowa State, Finance Authority, Midwestern Disaster Relief Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, Series B, 5.250% due 12/1/50[3,5]	$796,440
	Tobacco Settlement Authority, IA, Revenue Bonds, Series C:
690,000	5.375% due 6/1/38	691,801
500,000	5.625% due 6/1/46	500,635

		3,151,788

	Kansas — 0.2%
180,000	Wichita, KS, Sales Tax, Special Obligation Revenue, Revenue Bonds, Refunding, 3.000% due 9/1/23	178,785
150,000	Wyandotte County, Kansas City Unified Government, Revenue Bonds, 5.000% due 12/1/34	147,232
85,000	Wyandotte County, KS, Kansas City Unified Government, Wyandotte Plaza Project, Revenue Bonds, 4.000% due 12/1/28	83,544

		409,561

	Kentucky — 0.5%
785,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue, Downtown Crossing Project, Revenue Bonds, Series B, 0.000% due 7/1/21[1]	717,946
100,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue, Downtown Crossing Project, Series A, 6.000% due 7/1/53	108,404
170,000	Louisville & Jefferson County, KY, Metropolitan Government Healthcare System, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/31	186,012

		1,012,362

	Louisiana — 1.0%
900,000	Juban Crossing Economic Development District, LA, Revenue Bonds, Refunding, Series C, 7.000% due 9/15/44[2]	924,210
1,000,000	Louisiana State, Public Facilities Authority Revenue, Revenue Bonds, Air Products & Chemicals Project, Series A, 1.670% due 8/1/43[3,6]	1,000,000

		1,924,210

	Maine — 0.2%
440,000	Maine Health & Higher Educational Facilities Authority, Revenue Bonds, 5.000% due 7/1/43	451,928

	Maryland — 1.9%
1,125,000	Baltimore, MD, Special Obligation, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/38	1,173,881
250,000	Howard County, MD, Special Obligation, Revenue Bonds, Series A, 4.125% due 2/15/34[2]	243,753
435,000	Maryland State, Community Development Administration, Department Housing & Community Development, Revenue Bonds, Refunding, Series A, 4.500% due 9/1/48[7]	462,383
250,000	Maryland State, Economic Development Corp., Special Obligation, Tax Allocation, 4.500% due 7/1/44	249,608
750,000	Maryland State, Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 1/1/21	785,992
500,000	Prince George’s County, MD, Revenue Authority, Suitland-Naylor Road Project, 5.000% due 7/1/46[2]	472,780
300,000	Rockville, MD, Mayor & Council, Economic Development Revenue, Revenue Bonds, Series C3, 2.500% due 11/1/24	288,306

		3,676,703

See Notes to Financial Statements.

169

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Massachusetts — 0.8%
$500,000	Massachusetts State, Development Finance Agency Revenue, Refunding, Suffolk University, 5.000% due 7/1/36	$537,795
470,000	Massachusetts State, Development Finance Agency Revenue, Series A, 4.680% due 11/15/21[2]	470,470
418,083	Massachusetts State, Development Finance Agency Revenue, Series A-1, 6.250% due 11/15/46[2]	429,308
105,000	Massachusetts State, Development Finance Agency Revenue, Series B, 4.680% due 11/15/21[2]	105,013

		1,542,586

	Michigan — 2.4%
385,000	Dearborn, MI, Economic Development Corp., Revenue Bonds, 7.500% due 11/15/44[2]	373,442
280,000	Flint, MI, Hospital Building Authority Rental, Revenue Bonds, Series A, 5.250% due 7/1/39	282,859
600,000	Grand Rapids, MI, Economic Development Corp., Beacon Hill Eastgate Project, Revenue Bonds, Refunding, Series A, 5.000% due 11/1/37	614,850
	Kentwood, MI, Economic Development Corp., Revenue Bonds, Refunding:
50,000	4.500% due 11/15/21	52,190
25,000	4.750% due 11/15/22	26,363
250,000	5.000% due 11/15/37	262,473
250,000	5.625% due 11/15/41	264,027
2,430,000	Michigan State Housing Development Authority, Safe Mortgage Revenue, Revenue Bonds, Series C, 4.250% due 6/1/49[7]	2,560,734
200,000	Michigan State Strategic Fund, Limited Obligation Revenue, Revenue Bonds, Refunding, Series CC, 1.450% due 9/1/30[3]	191,434

		4,628,372

	Minnesota — 0.1%
240,000	St. Paul, MN, Housing & Redevelopment Authority, Charter School Lease Revenue, Revenue Bonds, Series A, 5.500% due 7/1/38[2]	242,616

	Mississippi — 2.3%
4,000,000	Mississippi State, Business Finance Commission, Gulf Opportunity Zone, Chevron USA, Inc. Project, Series A, 1.710% due 12/1/30[3,6]	4,000,000
450,000	Mississippi State, Hospital Equipment and Facilities Authority, Refunding, Baptist Memorial Health Care Obligated Group, Revenue Bonds, Series B-2, 2.125% due 9/1/22	449,568

		4,449,568

	Missouri — 1.1%
470,000	Cape Girardeau County, MO, Industrial Development Authority, Southeast Health, Revenue Bonds, Series A, 6.000% due 3/1/33	523,082
195,000	Lees Summit, MO, Special Obligation Tax Increment, Tax Allocation, Refunding, 3.500% due 11/1/23[2]	190,839
500,000	Maryland Heights, MO, Industrial Development Authority, State Louis Community ICE Center Project, Revenue Bonds, Series A, 4.375% due 3/15/30	490,970
100,000	Missouri State Health & Educational Facilities Authority, Lutheran Senior Services, Revenue Bonds, 5.000% due 2/1/25	108,024
125,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, 5.000% due 2/1/26	134,531
100,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 2/1/28	108,457

See Notes to Financial Statements.

170

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Missouri — (Continued)
$355,000	St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Refunding, 5.000% due 9/1/32	$363,633
150,000	St. Louis County, MO, Industrial Development Authority, Senior Living Revenue, Revenue Bonds, Refunding, 5.000% due 9/1/48	150,414

		2,069,950

	Nebraska — 0.2%
300,000	Nebraska State, Investment Finance Authority, Safe Housing Revenue, Revenue Bonds, Series C, 4.000% due 9/1/48	312,837

	Nevada — 0.7%
335,000	Department of Business & Industry, NV, Revenue Bonds, Series A, 5.000% due 7/15/27[2]	347,127
	Las Vegas, NV, Sales Tax Increment Revenue:
100,000	2.750% due 6/15/21[2]	98,456
385,000	3.500% due 6/15/25[2]	366,339
500,000	Nevada State, Department of Business and Industry, Revenue Bonds, Series A, 5.000% due 12/15/48[2]	493,075

		1,304,997

	New Jersey — 8.2%
250,000	Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Refunding, (AGMC Insured), 5.000% due 11/1/24	271,395
500,000	New Jersey Economic Development Authority, Revenue Bonds, Refunding, Series K, (AMBAC Insured), 5.500% due 12/15/19	516,385
1,085,000	New Jersey State Economic Development Authority Revenue, Refunding, School Facilities Construction, Revenue Bonds, Series NN, 5.000% due 3/1/24	1,161,536
1,000,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, (AGMC Insured), 5.000% due 6/1/29	1,104,080
345,000	New Jersey State Economic Development Authority School Revenue, Foundation Academy Charter School Project, Revenue Bonds, Series A, 5.000% due 7/1/38	359,659
500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series I, (SIFMA MUNI SWAP INDEX + 1.60%), 3.200% due 3/1/28[3]	494,830
2,500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series XX, 5.000% due 6/15/25	2,724,400
	New Jersey State Economic Development Authority, Revenue Bonds, Series A:
250,000	5.000% due 1/1/24	270,140
600,000	5.000% due 7/1/32	642,270
500,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 7/1/34	557,480
200,000	New Jersey State Health Care Facilities Financing Authority, University Hospital, Revenue Bonds, Series A, (AGMC Insured), 5.000% due 7/1/30	219,930
250,000	New Jersey State Transportation Trust Fund Authority, Refunding, FED Highway Reimbursement, Revenue Bonds, Series A, 5.000% due 6/15/23	271,185
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A:
1,000,000	0.000% due 12/15/35[1]	436,600
1,300,000	0.000% due 12/15/39[1]	452,491
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A, (BAM Insured), 0.000% due 12/15/27[1]	701,230
330,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/19	335,112

See Notes to Financial Statements.

171

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B, (NPFG Insured), 5.500% due 12/15/21	$1,081,640
1,195,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B-4, 5.250% due 12/15/19	1,230,886
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AGMC Insured), 0.000% due 12/15/34[1]	491,910
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (NPFG Insured), 0.000% due 12/15/31[1]	554,900
95,000	New Jersey State, Economic Development Authority, Revenue Bonds, Series A, Prerefunded 6/1/20 @ 100, 5.000% due 6/1/21	99,289
	South Jersey, NJ, Transportation Authority LLC, Revenue Bonds, Refunding, Series A:
200,000	5.000% due 11/1/26	218,590
750,000	5.000% due 11/1/32	806,602
250,000	5.000% due 11/1/33	268,310
500,000	Tobacco Settlement Financing Corp., NJ, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/29	553,720

		15,824,570

	New York — 2.6%
500,000	Glen Cove, NY, Local Economic Assistance Corp., Revenue Bonds, Series C, 0.000% due 1/1/55[1]	407,875
500,000	New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Series E, 3.500% due 2/15/48	489,320
500,000	New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Series F, 4.500% due 2/15/48	510,640
700,000	New York City, NY, Transitional Finance Authority Revenue, Revenue Bonds, Subseries E-3, (SPA : JP Morgan Chase Bank N.A.), 1.680% due 2/1/45[3,6]	700,000
700,000	New York State, Dormitory Authority Revenue, Non State Supported Debt, Refunding, 5.000% due 12/1/32[2]	758,863
820,000	New York State, Mortgage Agency, Homeowner Mortgage, Revenue Bonds, Refunding, Series 195, 4.000% due 10/1/46	847,388
1,000,000	New York, NY, General Obligation Unlimited, Subseries L-5, (SPA : Bank of America N.A.), 1.700% due 4/1/35[3,6]	1,000,000
310,000	Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds, 6.000% due 12/1/42	331,920

		5,046,006

	North Carolina — 0.5%
500,000	North Carolina State Medical Care Commission, Revenue Bonds, 5.000% due 10/1/20	519,590
500,000	North Carolina State, Medical Care Commission, Retirement Facilities Revenue, Revenue Bonds, Series B, 5.000% due 4/1/47	511,000

		1,030,590

	Ohio — 5.2%
450,000	American Municipal Power, Inc., OH, Combination Hydroelectric Project, Revenue Bonds, Series A, 2.250% due 2/15/48	446,026
	Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, Series A-2:
1,000,000	6.500% due 6/1/47	1,010,750
500,000	5.875% due 6/1/47	485,495
775,000	Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, Series A-3, 6.250% due 6/1/37	782,355
600,000	Centerville, OH, Healthcare Revenue, Refunding, 5.250% due 11/1/50	613,380
250,000	Cleveland, OH, Airport System Revenue, Revenue Bonds, Series B, (AGMC Insured), 5.000% due 1/1/23	273,835

See Notes to Financial Statements.

172

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High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
$1,045,000	Cuyahoga County, OH, Hospital Revenue, Refunding, 5.500% due 2/15/52	$1,100,280
700,000	Hamilton County, OH, Healthcare Revenue, Refunding and Improvement, Life Enriching Communities Project, Revenue Bonds, Refunding, 5.000% due 1/1/51	709,205
815,000	Licking County, OH, Health Care Facilities Authority Revenue, Refunding, Series A, 6.000% due 7/1/50	844,764
920,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligated Group, Revenue Bonds, Refunding, Series A, 5.250% due 11/15/48	960,103
380,000	Muskingum County, OH, Hospital Facilities, Genesis Healthcare Systems Project, Revenue Bonds, 5.000% due 2/15/19	382,098
500,000	Ohio State, Air Quality Development Authority, Pollution Control, Revenue Bonds, Refunding, Series C, 5.625% due 6/1/49[8]	485,000
350,000	Ohio State, Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp. Project, Series E, 5.625% due 10/1/19	356,010
	Southeastern Ohio Port Authority Hospital Facilities, Revenue Bonds:
690,000	5.000% due 12/1/19	701,226
300,000	5.750% due 12/1/32	316,224
500,000	6.000% due 12/1/42	520,095

		9,986,846

	Oklahoma — 0.1%
105,000	Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise Revenue, Series A, 8.500% due 8/25/26[2]	119,610

	Pennsylvania — 4.6%
500,000	Allentown , PA, Commercial & Industrial Development Authority, Revenue Bonds, Series A, 6.250% due 7/1/47[2]	470,230
125,000	Chester County, PA, Industrial Development Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/15/51	125,539
500,000	Chester County, PA, Industrial Development Authority, Special Obligation Revenue, Woodlands at Greystone Project, Revenue Bonds, 5.000% due 3/1/38[2]	498,735
250,000	Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Revenue Bonds, 5.000% due 6/1/22	268,962
	Crawford County, PA, Hospital Authority, Revenue Bonds, Refunding, Series A:
400,000	6.000% due 6/1/36	421,868
250,000	6.000% due 6/1/46	261,273
450,000	Doylestown, PA, Hospital Authority, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/41	467,379
175,000	East Hempfield Township, PA, Industrial Development Authority, Revenue Bonds, Refunding, 5.000% due 12/1/26	194,227
200,000	Franklin County, PA, Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds, Refunding, 5.000% due 12/1/43	201,884
445,000	Montgomery County, PA, Higher Education & Health Authority, Revenue Bonds, Refunding, 5.000% due 12/1/47	472,323
	Montgomery County, PA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Refunding, Series A:
420,000	5.250% due 1/15/27	458,438
250,000	5.250% due 1/15/46	263,210
	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding:
105,000	5.000% due 11/15/23	112,214
500,000	5.000% due 11/15/36	531,945
100,000	5.000% due 12/1/46	104,221

See Notes to Financial Statements.

173

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$530,000	Pennsylvania State, Higher Educational Facilities Authority Revenue, Revenue Bonds, Prerefunded 10/1/21 @ 100, 6.000% due 10/1/31	$583,689
	Pennsylvania State, Higher Educational Facilities Authority, Revenue Bonds, Prerefunded 7/1/20 @ 100:
1,080,000	5.800% due 7/1/30	1,139,681
650,000	6.000% due 7/1/43	688,031
500,000	Pennsylvania State, Higher Educational Facilities Authority, Student Housing Revenue, 5.000% due 7/1/31	513,700
545,000	Pennsylvania State, Higher Educational Facilities Authority, Student Housing Revenue, Refunding, Series A, 5.000% due 7/1/25	586,480
	Philadelphia, PA, Authority for Industrial Development, Senior Living Revenue, Revenue Bonds, Refunding, Series A:
200,000	5.000% due 7/1/31	207,970
100,000	5.000% due 7/1/32	103,549
150,000	Washington County, PA, Redevelopment Authority Revenue, Tax Allocation, Refunding, 5.000% due 7/1/28	153,336

		8,828,884

	Puerto Rico — 4.8%
35,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, (AGMC Insured), 4.500% due 7/1/23	35,086
250,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, Series A, (NPFG Insured), 5.500% due 7/1/20	257,795
1,070,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A, 5.250% due 7/1/42	989,750
315,000	Puerto Rico Commonwealth, General Obligation Unlimited, Refunding, Series A, (AMBAC Insured), 4.600% due 7/1/19	317,819
25,000	Puerto Rico Electric Power Authority, Revenue Bonds, (AGMC Insured), 5.000% due 7/1/27	26,198
610,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series DDD, (AGMC Insured), 3.625% due 7/1/23	600,081
50,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series SS, (AGMC Insured), 5.000% due 7/1/30	52,172
410,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series UU, (AGMC Insured), (3M USD LIBOR * 0.67 + 0.52%), 2.125% due 7/1/29[3]	384,375
	Puerto Rico Electric Power Authority, Revenue Bonds, Series NN, (NPFG Insured):
490,000	5.250% due 7/1/19	496,198
280,000	4.750% due 7/1/33	280,003
750,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Refunding, Series N, (AMBAC Insured), 4.070% due 7/1/28[3,4]	652,500
790,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Auxilio Muto, Revenue Bonds, Series A, 6.000% due 7/1/33	812,981
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, 5.000% due 10/1/31	252,465
430,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, (NPFG Insured), 4.500% due 10/1/29	425,962
100,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Refunding, ANA G Mendez University Project, Revenue Bonds, 5.500% due 12/1/31	97,750
500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, 5.000% due 3/1/36	461,250

See Notes to Financial Statements.

174

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding, 5.000% due 10/1/20	$510,215
1,005,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Revenue Bonds, Series A, (AMBAC Insured), 0.000% due 8/1/47[1]	214,829
2,670,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, (AMBAC Insured), 0.000% due 8/1/54[1]	385,201
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, (NPFG Insured):
1,030,000	0.000% due 8/1/43[1]	289,131
1,000,000	0.000% due 8/1/44[1]	266,670
220,000	0.000% due 8/1/46[1]	52,943
	University of Puerto Rico, Revenue Bonds, Refunding, Series P:
495,000	5.000% due 6/1/19	482,006
50,000	5.000% due 6/1/20	47,813
185,000	University of Puerto Rico, Revenue Bonds, Refunding, Series P, (NPFG Insured), 5.000% due 6/1/25	185,675
	University of Puerto Rico, Revenue Bonds, Series Q:
145,000	5.000% due 6/1/19	141,194
75,000	5.000% due 6/1/25	69,094
315,000	5.000% due 6/1/30	282,838
150,000	5.000% due 6/1/36	133,256

		9,203,250

	Rhode Island — 1.7%
	Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding, Series B:
900,000	5.000% due 9/1/31	939,636
750,000	5.000% due 9/1/36	768,503
400,000	Rhode Island State, Commerce Corp., Airports Revenue, Revenue Bonds, Series D, 5.000% due 7/1/28	446,848
635,000	Rhode Island State, Housing and Mortgage Finance Corp., Revenue Bonds, Series 69-B, (GNMA/FNMA/FHLMC Insured), 4.000% due 10/1/48	662,438
4,000,000	Tobacco Settlement Financing Corp., RI, Revenue Bonds, Series A, 0.000% due 6/1/52[1]	446,080

		3,263,505

	South Carolina — 1.7%
1,786,324	Connector 2000 Association, Inc., Revenue Bonds, Series A-1, 0.000% due 1/1/42[1]	339,366
500,000	Connector 2000 Association, Inc., SC, Toll Road Revenue, Series A-1, 0.000% due 1/1/32[1]	202,125
460,000	South Carolina State, Housing Finance & Development Authority, Revenue Bonds, (GNMA / FNMA / FHLMC / FHA Insured), 4.000% due 7/1/36	474,738
	South Carolina State, Jobs-Economic Development Authority, Health Facilities Revenue, Revenue Bonds, Refunding:
410,000	5.000% due 10/1/36[2]	413,182
1,090,000	5.000% due 10/1/41[2]	1,092,779
800,000	South Carolina State, Jobs-Economic Development Authority, Residential Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 4/1/47	808,728

		3,330,918

	Texas — 6.1%
645,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Series A, 5.000% due 12/1/51	671,058
480,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Uplift Education, Series A, 2.750% due 12/1/26	458,107

See Notes to Financial Statements.

175

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
$250,000	Brazoria County, TX, Health Facilities Development Corp., Revenue Bonds, Prerefunded 7/1/20 @ 100, 5.250% due 7/1/32	$274,102
360,000	Fort Bend County, TX, Industrial Development Corp., NRG Energy, Inc., Revenue Bonds, Series A, 4.750% due 5/1/38	365,890
250,000	Gregg County, TX, Health Facilities Development Corp., Revenue Bonds, Series C, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/32	272,385
1,510,000	Harris County, TX, Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes Project, Revenue Bonds, Refunding, 5.000% due 1/1/48	1,552,703
150,000	Harris County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 5.000% due 1/1/43	152,924
505,000	Harrison County, TX, Health Facilities Development Corp., Good Shepard Health System, Revenue Bonds, Prerefunded 7/1/20 @ 100, 5.250% due 7/1/28	528,912
250,000	New Hope Cultural Education Facilities Corp., TX, Housing Revenue, Tarleton State University Project, Revenue Bonds, Series A, 5.000% due 4/1/47	257,870
	New Hope Cultural Education Facilities Corp., TX, Revenue Bonds, Series A:
500,000	5.000% due 4/1/29	528,095
600,000	5.000% due 4/1/30	636,066
1,200,000	New Hope Cultural Education Facilities Finance Corp., TX, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/36[2]	1,184,604
950,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/36	983,658
200,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Series A, 5.500% due 11/15/46	196,904
	New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue Bonds, Series A:
280,000	5.000% due 4/1/42	287,140
500,000	5.000% due 4/1/48	490,165
	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds:
150,000	5.000% due 6/15/33	151,275
500,000	5.000% due 6/15/38	501,450
230,000	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Series A, 5.000% due 6/15/37	221,619
	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Revenue Bonds, Refunding:
150,000	5.000% due 11/15/35	153,297
750,000	5.000% due 5/15/45	758,430
500,000	5.250% due 11/15/47	518,075
200,000	Texas State, Department of Housing and Community Affairs, Revenue Bonds, Series A, (GNMA Insured), 4.750% due 3/1/49	215,298
350,000	Wood County, TX, Central Hospital District, East Texas Medical Center, Revenue Bonds, Prerefunded 11/1/21 @ 100, 6.000% due 11/1/41	384,310

		11,744,337

	Utah — 0.3%
500,000	Hideout Local District No. 1, UT, Special Assessment, 6.750% due 8/1/37[2]	484,235

	Virginia — 1.5%
500,000	Hanover County, VA, Economic Development Authority, Care Facilities Revenue, Refunding, Covenant Woods, Revenue Bonds, 5.000% due 7/1/38	512,330

See Notes to Financial Statements.

176

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Virginia — (Continued)
$295,000	Henrico County, VA, Economic Development Authority Health Care Facilities Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/37	$305,219
500,000	Newport News, VA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[2]	505,575
1,000,000	Newport News, VA, Industrial Development Authority, System Revenue, Revenue Bonds, 5.330% due 7/1/45[2]	1,027,560
500,000	Virginia State, Small Business Financing Authority, Residential Care Facility Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 6/1/42	513,625

		2,864,309

	Washington — 1.4%
200,000	Kalispel Tribe of Indians Priority District, WA, Revenue Bonds, Series B, 5.250% due 1/1/38[2]	206,896
100,000	Skagit County, WA, Public Hospital District No. 1, Refunding, Series A, 5.000% due 12/1/19	102,485
1,000,000	Washington State, Health Care Facilities Authority, Revenue Bonds, 5.000% due 12/1/36	1,050,810
235,000	Washington State, Housing Finance Commission, Refunding, Hearthstone Project, Revenue Bonds, Series B, 3.125% due 7/1/23[2]	232,528
325,000	Washington State, Housing Finance Commission, Refunding, Judson Park Project, Revenue Bonds, 5.000% due 7/1/38[2]	331,620
650,000	Washington State, Housing Finance Commission, Revenue Bonds, Series A, 7.000% due 7/1/45[2]	690,326

		2,614,665

	West Virginia — 0.1%
250,000	West Virginia State, Hospital Finance Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/43	266,180

	Wisconsin — 3.6%
500,000	Public Finance Authority, WI, Charter School Revenue, Revenue Bonds, Series A, 5.375% due 7/15/47[2]	501,165
1,000,000	Public Finance Authority, WI, Revenue Bonds, 5.750% due 4/1/42	1,049,480
260,000	Public Finance Authority, WI, Revenue Bonds, Refunding, 5.875% due 4/1/45	273,504
350,000	Public Finance Authority, WI, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Revenue Bonds, Refunding, Series A, 5.250% due 5/15/37[2]	364,399
90,000	Public Finance Authority, WI, Senior Living Revenue, Rose Village Project, Revenue Bonds, Series A, 5.000% due 11/15/24[2]	95,080
1,060,000	Public Finance Authority, WI, Student Housing, Revenue Bonds, Series A, 5.000% due 7/1/25	1,150,047
2,350,000	Public Finance Authority, WI, Tax Allocation, Increment Finance Grant Revenue, 0.000% due 9/1/28[1]	1,406,546
955,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, 5.000% due 6/1/41	967,300

See Notes to Financial Statements.

177

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Wisconsin — (Continued)
$1,000,000	Wisconsin State, Housing and Economic Development Authority, Home Ownership Revenue, Revenue Bonds, Series D, 4.000% due 3/1/47	$1,043,070

		6,850,591

	TOTAL MUNICIPAL BONDS (Cost $191,637,946)	189,981,293

TOTAL INVESTMENTS (Cost $191,637,946)	98.8%	$189,981,293

OTHER ASSETS IN EXCESS OF LIABILITIES	1.2	2,337,835

NET ASSETS	100.0%	$192,319,128

*	Percentages indicated are based on net assets.
[1]	Zero Coupon Bond.
[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2018, these securities, which are not illiquid, amounted to $25,126,892 or 13.5% of net assets for the Fund.

[3]	Floating Rate Bond. Rate shown is as of October 31, 2018.
[4]

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2018.

[5]	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
[6]

Variable Rate Demand Note (VRDN) with a daily rate-reset. Shall be the rate of interest which, if borne by the bonds, would, in the judgment of the Remarketing Agent, having due regard for the prevailing financial market conditions for revenue bonds or other securities the interest on which is excluded from gross income for federal income tax purposes and of the same general nature as the bonds or securities the interest on which is excluded from gross income for federal income tax purposes and which are equivalent as to credit and maturity (or period for tender) to the credit and maturity (or period for tender) of the bonds, be the lowest interest rate which would enable the Remarketing Agent to remarket the bonds at a price of par (plus accrued interest, if any).

[7]	When-issued security.
[8]	This security is in default. See Note 1.

Abbreviations:

AGMC — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MBIA — Municipal Bond Investors Assurance

NPFG — National Public Finance Guarantee Corporation

SIFMA — Securities Industry and Financial Markets Association

SPA — Stand-By Purchase Agreement

See Notes to Financial Statements.

178

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

STATE DIVERSIFICATION

On October 31, 2018, State Diversification of the Portfolio was as follows:

	% of Net Assets	Value
STATE:
Illinois	15.2%	$29,202,348
Colorado	9.7	18,595,367
New Jersey	8.2	15,824,570
Texas	6.1	11,744,337
Ohio	5.2	9,986,846
Florida	5.0	9,681,425
Puerto Rico	4.8	9,203,250
Pennsylvania	4.6	8,828,884
Wisconsin	3.6	6,850,591
California	3.0	5,809,747
New York	2.6	5,046,006
Arizona	2.6	4,924,386
Michigan	2.4	4,628,372
Mississippi	2.3	4,449,568
Indiana	2.1	3,931,413
Maryland	1.9	3,676,703
South Carolina	1.7	3,330,918
Rhode Island	1.7	3,263,505
Iowa	1.6	3,151,788
Virginia	1.5	2,864,309
Washington	1.4	2,614,665
District of Columbia	1.2	2,341,872
Alabama	1.2	2,314,774
Connecticut	1.2	2,298,694
Missouri	1.1	2,069,950
Louisiana	1.0	1,924,210
Massachusetts	0.8	1,542,586
Alaska	0.7	1,418,235
Nevada	0.7	1,304,997
Idaho	0.6	1,139,452
North Carolina	0.5	1,030,590
Kentucky	0.5	1,012,362
Georgia	0.5	875,835
Delaware	0.4	811,771
Utah	0.3	484,235
Maine	0.2	451,928
Kansas	0.2	409,561
Nebraska	0.2	312,837
West Virginia	0.1	266,180
Minnesota	0.1	242,616
Oklahoma	0.1	119,610

TOTAL MUNICIPAL BONDS	98.8%	$189,981,293

TOTAL INVESTMENTS	98.8%	$189,981,293

See Notes to Financial Statements.

179

THE GLENMEDE FUND, INC.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

As of October 31, 2018, The Glenmede Fund, Inc. (the “Fund”) consists of nineteen portfolios: the Quantitative U.S. Large Cap Core Equity Portfolio (formerly known as the Large Cap Core Portfolio), the Quantitative U.S. Large Cap Growth Equity Portfolio (formerly known as the Large Cap Growth Portfolio), the Quantitative U.S. Large Cap Value Equity Portfolio, the Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio (formerly known as the International Portfolio), the Responsible ESG U.S. Equity Portfolio, the Women in Leadership U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio (formerly known as the Long/Short Portfolio), the Quantitative U.S. Total Market Equity Portfolio (formerly known as the Total Market Portfolio), the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Large Cap Value Portfolio, the Equity Income Portfolio, the Secured Options Portfolio, the Global Secured Options Portfolio, the Core Fixed Income Portfolio, the Short Term Tax Aware Fixed Income Portfolio and the High Yield Municipal Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. The Mid Cap Equity Portfolio commenced operations on September 30, 2014. The Mid Cap Equity Portfolio consists of two classes of shares: the Advisor Class and the Institutional Class. As of October 31, 2018, Institutional Class shares of the Mid Cap Equity Portfolio have not been issued. Since June 30, 2015, the Quantitative U.S. Large Cap Core Equity Portfolio and the Quantitative U.S. Large Cap Growth Equity Portfolio have offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Classes commenced operations on December 30, 2015 and November 5, 2015, respectively. Since July 14, 2016, the Secured Options Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Class shares of the Secured Options Portfolio commenced operations on November 9, 2016.

The High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio commenced operations on December 22, 2015.

The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016.

The Equity Income Portfolio commenced operations on December 21, 2016.

The Quantitative U.S. Large Cap Value Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio commenced operations on November 13, 2017.

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”), including but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Valuation of Securities: Equity securities and options listed on a U.S. securities exchange, including exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. These securities are typically categorized as Level 1 in the fair value hierarchy. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price (“NOCP”) and are typically categorized as Level 1 in the fair value hierarchy. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price and are typically categorized as Level 2. If no sales are reported, exchange traded options are valued at the mean of the bid and ask price and are typically categorized as Level 2. Options traded over-the-counter are valued using prices supplied by dealers and are typically categorized as Level 2. Securities and options listed on a foreign exchange and unlisted foreign securities that are traded on the valuation date are valued at the last quoted sales price available before the time when assets are valued and are typically categorized as Level 1. Investments in open-end registered investment companies are valued at their respective net asset values as reported by such companies, and are typically categorized as Level 1.

Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. Such securities are typically categorized as Level 2 in the fair value hierarchy. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula. In such instances, when the Portfolio’s investment advisor believes such prices reflect the fair market value of such securities and are based on observable inputs, these securities are typically categorized as Level 2. Debt securities purchased with maturities of 60 days or less at the time of purchase are valued at amortized cost and are typically categorized as Level 2. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in

180

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

accordance with procedures approved by the Board of Directors of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

FASB ASC Topic 820 (“ASC 820”) “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, adjusted quoted prices on foreign equity securities and others) or valuations based on quoted prices in markets that are not active; and

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.

The Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio and Equity Income Portfolio had all investments with corresponding industries at Level 1 except repurchase agreements which were at Level 2, at October 31, 2018. The High Yield Municipal Portfolio had all investments with corresponding states at Level 2 at October 31, 2018.

The Portfolios did not recognize any level transfers as of the fiscal year ended October 31, 2018. Transfers into and out of a level are typically recognized at the end of the reporting period.

The following is a summary of the inputs used as of October 31, 2018 in valuing the assets and liabilities of the Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio:

Secured Options Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$13,444,623	$—	$—	$13,444,623
U.S. Treasury Bill	—	190,672,892	—	190,672,892
Repurchase Agreement	—	1,171,219	—	1,171,219
Purchased Options
Calls	1,156,201,200	—	—	1,156,201,200
Puts	1,561,700	—	—	1,561,700

Total Purchased Options	1,157,762,900	—	—	1,157,762,900

Total Investments	1,171,207,523	191,844,111	—	1,363,051,634

Total	$1,171,207,523	$191,844,111	$—	$1,363,051,634

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LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Call	$(480,765,949)	$—	$—	$(480,765,949)
Puts	(40,436,726)	—	—	(40,436,726)

Total Written Options	(521,202,675)	—	—	(521,202,675)

Total	$(521,202,675)	$—	$—	$(521,202,675)

Global Secured Options Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Fund	$949,392	$—	$—	$949,392
U.S. Treasury Bill	—	647,193	—	647,193
Purchased Options
Calls	1,702,800	—	—	1,702,800
Puts	2,300	—	—	2,300

Total Purchased Options	1,705,100	—	—	1,705,100

Total Investments	2,654,492	647,193	—	3,301,685

Total	$2,654,492	$647,193	$—	$3,301,685

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Call	$(708,050)	$—	$—	$(708,050)
Puts	(155,530)	—	—	(155,530)

Total Written Options	(863,580)	—	—	(863,580)

Total	$(863,580)	$—	$—	$(863,580)

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Notes to Financial Statements — (Continued)

Core Fixed Income Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Notes
Federal Home Loan Bank	$—	$24,591,745	$—	$24,591,745
Federal Home Loan Mortgage Corporation	—	9,811,680	—	9,811,680
Federal National Mortgage Association	—	48,980,326	—	48,980,326

Total Agency Notes	—	83,383,751	—	83,383,751

Mortgage-Backed Securities
Federal Home Loan Mortgage Corporation	—	41,590,785	—	41,590,785
Federal National Mortgage Association	—	84,282,404	—	84,282,404
Government National Mortgage Association	—	1,428,454	—	1,428,454

Total Mortgage-Backed Securities	—	127,301,643	—	127,301,643

Corporate Notes
Automotive	—	3,958,591	—	3,958,591
Banking	—	43,760,046	—	43,760,046
Beverages, Food & Tobacco	—	19,092,290	—	19,092,290
Communications	—	25,202,984	—	25,202,984
Computer Software & Processing	—	38,540,764	—	38,540,764
Electronics	—	12,962,283	—	12,962,283
Financial	—	16,788,427	—	16,788,427
Heavy Machinery	—	5,639,002	—	5,639,002
Insurance	—	16,685,971	—	16,685,971
Pharmaceuticals	—	12,236,374	—	12,236,374
Retailers	—	12,979,504	—	12,979,504

Total Corporate Notes	—	207,846,236	—	207,846,236

U.S. Treasury Notes/Bonds	—	50,248,007	—	50,248,007
Repurchase Agreement	—	12,939,399	—	12,939,399
Investment of Security Lending Collateral	19,105,863	—	—	19,105,863

Total Investments	19,105,863	481,719,036	—	500,824,899

Total	$19,105,863	$481,719,036	$—	$500,824,899

Short Term Tax Aware Fixed Income Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Notes
Automotive	$—	$293,015	$—	$293,015
Financial	—	360,925	—	360,925

Total Corporate Notes	—	653,940	—	653,940

Municipal Bonds
Alabama	—	520,408	—	520,408
Alaska	—	943,472	—	943,472
Arizona	—	436,552	—	436,552
California	—	498,845	—	498,845

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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Colorado	$—	$406,018	$—		$406,018
Delaware	—	206,968	—		206,968
Florida	—	591,710	—		591,710
Georgia	—	365,691	—		365,691
Idaho	—	209,062	—		209,062
Illinois	—	3,225,348	—		3,225,348
Kentucky	—	569,513	—		569,513
Louisiana	—	568,219	—		568,219
Maryland	—	127,399	—		127,399
Michigan	—	1,678,896	—		1,678,896
Minnesota	—	1,270,295	—		1,270,295
Mississippi	—	529,820	—		529,820
New Jersey	—	1,043,078	—		1,043,078
New York	—	206,740	—		206,740
North Carolina	—	309,396	—		309,396
Ohio	—	996,280	—		996,280
Oklahoma	—	126,428	—		126,428
Pennsylvania	—	3,794,888	—		3,794,888
Texas	—	1,954,377	—		1,954,377
Washington	—	297,333	—		297,333
Wisconsin	—	750,332	—		750,332

Total Municipal Bonds	—	21,627,068	—		21,627,068

U.S. Treasury Notes/Bonds	—	2,568,463	—		2,568,463
Investment of Security Lending Collateral	191,425	—	—		191,425
Registered Investment Companies	999,751	—	0	*	999,751

Total Investments	1,191,176	24,849,471	0		26,040,647

Total	$1,191,176	$24,849,471	$0		$26,040,647

* Includes one security priced at $0.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the applicable Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the applicable Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is a potential for loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio’s investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements to evaluate potential risks.

Master Repurchase Agreements (“MRA”) permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the applicable Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty. The gross value and related collateral received for each Portfolio’s investments in repurchase agreements as of October 31, 2018 are presented in each Portfolio’s Schedule of Portfolio Investments and the value of these investments are also presented in the Statements of Assets and Liabilities.

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Foreign Currency Translation: The books and records of each Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains and losses on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations in the market prices of portfolio securities sold during the period.

Foreign Securities: The Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Secured Options Portfolio, Global Secured Options Portfolio and Quantitative International Equity Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

Options Transactions: The Strategic Equity Portfolio, Large Cap Value Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are subject to equity price risk and may purchase or write covered call options or secured put options to hedge against changes in the value of securities each Portfolio owns or expects to own. The Secured Options Portfolio and Global Secured Options Portfolio use option strategies also in an effort to earn options premiums and to provide more stable returns. These options may relate to particular securities or securities indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced by similar assets. A Portfolio also risks losing all or part of the cash paid for purchasing call and put options. The Portfolios may also write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Strategic Equity Portfolio, Large Cap Value Portfolio and Quantitative U.S. Long/Short Equity Portfolio did not enter into any options transactions during the fiscal year ended October 31, 2018. During the fiscal year ended October 31, 2018, the Secured Options Portfolio and the Global Secured Options Portfolio wrote put and call options and purchased put and call options in an attempt to achieve their respective investment objective and strategies.

Lending of Portfolio Securities: Each Portfolio, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Income from security lending” in the Statements of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral (which may be invested by the lending agent in short-term instruments) and/or non-cash collateral (which may include U.S. Treasuries and/or U.S. Government Agency securities), in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the applicable Portfolio on the next business day. On behalf of the Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, some or all of the cash collateral may be used to finance short sales. The cash collateral received for the Quantitative U.S. Long/Short Equity Portfolio was not used to finance short sales during the fiscal year ended October 31, 2018. During the fiscal year ended October 31, 2018, the cash collateral received by the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and Core Fixed Income Portfolio was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator

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Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the cash collateral at period end is included at the end of each applicable Portfolio’s Statement of Assets and Liabilities, Schedule of Portfolio Investments and Note 7. Non-cash collateral is not disclosed as it is held by the lending agent on behalf of the Portfolio, and the Portfolio does not have the ability to re-hypothecate those securities. A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. Such loans would involve risks of delay in receiving additional collateral in the event that the collateral decreased below the value of the securities loaned or risks of the loss of rights in the collateral should the borrower of the securities fail financially.

Real Estate Investment Trusts: The Portfolios may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Portfolio, by investing in REITs through the Portfolio, will bear not only the shareholder’s proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Portfolio’s Schedule of Investments for REIT securities held as of October 31, 2018.

Securities Sold Short: The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio may engage in short sales, which are sales by the applicable Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Each Portfolio pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. Each Portfolio is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Portfolio replaces a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the lender or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Portfolio. As of October 31, 2018, the Quantitative U.S. Long/Short Equity Portfolio pledged cash in the amount of $220,301,691 to State Street, as collateral for short sales. This amount is included in the “Cash collateral on deposit at broker” on the Statement of Assets and Liabilities. The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio also pledged securities in the amount of $49,080,487 and $28,637,625, respectively, to State Street, as collateral for short sales. In addition, State Street has a perfected security interest in a portion of each such Portfolio’s assets.

Investment Company Securities and Exchange-Traded Funds: Subject to applicable regulatory requirements, each Portfolio may invest in shares of other registered investment companies, including ETFs. Pursuant to orders issued by the SEC to certain ETFs and procedures approved by the Board, each Portfolio may seek to invest in certain ETFs beyond the statutory limitations, provided the Portfolio complies with certain conditions of the SEC orders and any applicable investment limitations. Some ETFs seek to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. However, some ETFs have an actively managed investment objective. ETF shares and closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ.

Fixed Income and Municipal Securities: The Core Fixed Income Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in fixed income securities. The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due which could adversely impact a Portfolio’s return and net asset value. Changes in the credit rating of a debt security held by a Portfolio could have a similar effect. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Although governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve has begun raising interest rates.

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Notes to Financial Statements — (Continued)

The High Yield Municipal Portfolio invests primarily in municipal securities. The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory. For example, significant economic and financial difficulties in Puerto Rico have led certain credit rating agencies to downgrade Puerto Rican general obligation debt and certain issuers below investment grade and to continue to have a negative outlook on certain Puerto Rican issuers. Such downgrades and continued financial difficulties could lead to lower prices and increased likelihood of restructurings or default of Puerto Rican bonds which could negatively impact the value of the High Yield Municipal Portfolio’s investments in such obligations. In addition, since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-exempt municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded “net of withholding tax” as soon thereafter as a Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts using the effective interest method.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, of the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are declared and paid quarterly. Each Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Income and Expense Allocation: Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of each Portfolio. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class, such as shareholder servicing fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.

Federal Income Taxes: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.

“Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Each Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service.

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Notes to Financial Statements — (Continued)

On October 31, 2018, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:

Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Quantitative U.S. Large Cap Value Equity Portfolio	$24,532	$—
Quantitative U.S. Small Cap Equity Portfolio	2,798	—
Quantitative International Equity Portfolio	2,136,441	—
Quantitative U.S. Long/Short Equity Portfolio	19,680,918	—
Global Secured Options Portfolio*	5,059,957	1,642,909
Core Fixed Income Portfolio	188,259	1,793,311
Short Term Tax Aware Fixed Income Portfolio	104,157	27,826
High Yield Municipal Portfolio	430,216	298,379

During the fiscal year ended October 31, 2018, the following Portfolios utilized capital loss carryforwards:

Quantitative International Equity Portfolio	$12,291,805
Quantitative U.S. Long/Short Equity Portfolio	1,573,567
Mid Cap Equity Portfolio	1,321,662
Global Secured Options Portfolio	260,887

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernized several of the federal income and excise tax provisions related to regulated investment companies, and, with certain exceptions, was effective for taxable years beginning after December 22, 2010. Among the changes made were changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect prior to the effective date of the Act limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

* Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is limited currently and in future years pursuant to Internal Revenue Code Section 382.

As of October 31, 2018, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Large Cap Core Equity Portfolio	$—	$3,602,100	$214,187,260	$495,678,312	$—	$—	$713,467,672
Quantitative U.S. Large Cap Growth Equity Portfolio	—	3	438,972,348	750,860,230	—	—	1,189,832,581
Quantitative U.S. Large Cap Value Equity Portfolio	—	6,286	—	(4,093)	—	(24,532)	(22,339)
Quantitative U.S. Small Cap Equity Portfolio	—	5,038	—	26,928	—	(2,798)	29,168
Quantitative International Equity Portfolio	—	204,147	—	6,817,485	—	(2,136,441)	4,885,191
Responsible ESG U.S. Equity Portfolio	—	25,300	782,741	1,925,420	—	—	2,733,461
Women in Leadership U.S. Equity Portfolio	—	18,444	614,530	1,360,160	—	—	1,993,134

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Notes to Financial Statements — (Continued)

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Long/Short Equity Portfolio	$—	$—	$—	$57,574,273	$(20,798)	$(19,680,918)	$37,872,557
Quantitative U.S. Total Market Equity Portfolio	—	57,048	6,593,129	22,116,014	(11,206)	—	28,754,985
Strategic Equity Portfolio	—	229,232	2,691,438	86,159,587	—	—	89,080,257
Small Cap Equity Portfolio	—	58,747,688	389,455,454	52,810,237	—	—	501,013,379
Large Cap Value Portfolio	—	39,870	6,239,316	6,004,832	—	—	12,284,018
Equity Income Portfolio	—	163,305	300,464	331,494	—	—	795,263
Secured Options Portfolio	—	5,534,681	13,316,289	7,013,832	(18,386)	—	25,846,416
Global Secured Options Portfolio	—	179,322	844,921	(121,703)	472,081 **	(6,702,866)	(5,328,245)
Core Fixed Income Portfolio	—	915,960	—	(19,658,912)	—	(1,981,570)	(20,724,522)
Short Term Tax Aware Fixed Income Portfolio	22,719	—	—	(258,407)	—	(131,983)	(367,671)
High Yield Municipal Portfolio	489,648	—	—	(1,664,458)	—	(728,595)	(1,903,405)

** Refer to footnote 2 for additional information on the nature of the temporary difference.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the fiscal year ended October 31, 2018, was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Large Cap Core Equity Portfolio	$—	$29,331,979	$111,721,370	$—
Quantitative U.S. Large Cap Growth Equity Portfolio	—	21,319,668	73,196,841	—
Quantitative U.S. Large Cap Value Equity Portfolio	—	12,152	—	—
Quantitative U.S. Small Cap Equity Portfolio	—	3,800	—	—
Quantitative International Equity Portfolio	—	8,716,752	—	—
Responsible ESG U.S. Equity Portfolio	—	140,449	62,301	—
Women in Leadership U.S. Equity Portfolio	—	138,167	84,949	—
Quantitative U.S. Long/Short Equity Portfolio	—	—	—	—
Quantitative U.S. Total Market Equity Portfolio	—	272,471	2,233,678	—
Strategic Equity Portfolio	—	1,954,304	13,725,891	—
Small Cap Equity Portfolio	—	8,032,428	334,339,639	—
Mid Cap Equity Portfolio	—	63,157	—	—
Large Cap Value Portfolio	—	2,424,660	3,556,789	—
Equity Income Portfolio	—	342,890	79	—
Secured Options Portfolio	—	17,251,876	32,671,135	—
Global Secured Options Portfolio	—	90,635	—	—
Core Fixed Income Portfolio	—	11,591,006	1,755,129	—
Short Term Tax Aware Fixed Income Portfolio	214,377	58,601	—	—
High Yield Municipal Portfolio	5,272,841	126,090	—	—

189

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

The tax character of distributions paid during the fiscal year ended October 31, 2017, was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Quantitative U.S. Large Cap Core Equity Portfolio	$—	$22,522,801	$—
Quantitative U.S. Large Cap Growth Equity Portfolio	—	19,123,619	—
Quantitative International Equity Portfolio	—	7,885,718	—
Responsible ESG U.S. Equity Portfolio	—	65,637	—
Women in Leadership U.S. Equity Portfolio	—	77,872	—
Quantitative U.S. Total Market Equity Portfolio	—	160,173	—
Strategic Equity Portfolio	—	2,097,356	11,064,147
Small Cap Equity Portfolio	—	2,714,603	52,183,890
Mid Cap Equity Portfolio	—	62,132	—
Large Cap Value Portfolio	—	1,622,798	5,439,004
Equity Income Portfolio	—	105,892	—
Secured Options Portfolio	—	9,197,563	19,239,800
Global Secured Options Portfolio	—	135,356	—
Core Fixed Income Portfolio	—	9,796,163	3,226,898
Short Term Tax Aware Fixed Income Portfolio	142,982	72,222	—
High Yield Municipal Portfolio	4,202,037	763,923	—

For the fiscal year ended October 31, 2018, permanent differences between financial and tax reporting related primarily to REITs, foreign currency gain/(loss), distribution reallocations, non-deductible blue sky expenses and excise taxes paid, dividend expense reclass for short positions, net operating losses, liquidating distributions, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies were identified and reclassified among the components of each Portfolio’s net assets as identified below. These reclassifications had no effect on net assets.

Portfolio	Total distributable earnings	Paid-in capital
Quantitative U.S. Large Cap Core Equity Portfolio	$2,123	$(2,123)
Quantitative U.S. Large Cap Value Equity Portfolio	4,814	(4,814)
Quantitative U.S. Small Cap Equity Portfolio	4,814	(4,814)
Responsible ESG U.S. Equity Portfolio	191	(191)
Quantitative U.S. Long/Short Equity Portfolio	6,693	(6,693)
Mid Cap Equity Portfolio	(1,281,962)	1,281,962

As of October 31, 2018, aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value were as follows:

Portfolio	Cost	Appreciation	(Depreciation)	Net
Quantitative U.S. Large Cap Core Equity Portfolio	$2,348,903,210	$580,258,467	$84,580,155	$495,678,312
Quantitative U.S. Large Cap Growth Equity Portfolio	2,668,301,763	824,122,914	73,262,684	750,860,230
Quantitative U.S. Large Cap Value Equity Portfolio	1,081,497	64,000	68,093	(4,093)
Quantitative U.S. Small Cap Equity Portfolio	1,054,423	97,308	70,380	26,928
Quantitative International Equity Portfolio	413,593,813	34,146,449	27,328,885	6,817,564
Responsible ESG U.S. Equity Portfolio	19,900,905	2,739,002	813,582	1,925,420
Women in Leadership U.S. Equity Portfolio	17,526,478	1,884,211	524,051	1,360,160
Quantitative U.S. Long/Short Equity Portfolio	62,790,892	75,490,862	17,916,589	57,574,273
Quantitative U.S. Total Market Equity Portfolio	68,521,927	25,411,303	3,295,289	22,116,014
Strategic Equity Portfolio	139,942,219	90,707,107	4,547,520	86,159,587
Small Cap Equity Portfolio	3,627,104,122	372,896,500	320,086,263	52,810,237
Mid Cap Equity Portfolio	571,610	—	—	—
Large Cap Value Portfolio	66,499,655	8,590,785	2,585,953	6,004,832
Equity Income Portfolio	18,510,764	1,179,327	847,833	331,494
Secured Options Portfolio	834,835,127	7,013,976	144	7,013,832
Global Secured Options Portfolio	2,559,808	209,667	331,370	(121,703)
Core Fixed Income Portfolio	520,483,811	250,372	19,909,284	(19,658,912)
Short Term Tax Aware Fixed Income Portfolio	26,299,054	8,142	266,549	(258,407)
High Yield Municipal Portfolio	191,645,751	2,085,067	3,749,525	(1,664,458)

190

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Other: In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, based on experience, the risk of material loss from such claims is considered to be remote.

2.	Revision to Previously Issued Financial Statements

Subsequent to the issuance of the October 31, 2017 financial statements, management identified that the Global Secured Options Portfolio (the “Portfolio”) had an ownership change on January 26, 2017, which limits the Portfolio’s ability to utilize capital loss carryforwards to offset capital gains for purposes of calculating distributable income. As a result, the Portfolio should have reflected undistributed long term gains in the amount of $472,081 related to 2017. Accordingly, the undistributed long-term gain and capital loss carry forward amounts that were disclosed in the Federal Income Taxes footnote of the October 31, 2017 financial statements for this Portfolio were understated and overstated, respectively, by this amount. There was no impact to the statement of assets and liabilities, statement of operations, statement of changes in net assets, the financial highlights or any other disclosures for the year ended October 31, 2017. To correct for the error, the table below reflects the revisions to the components of distributable earnings on a tax basis as of October 31, 2017 for the Global Secured Options Portfolio:

	As of October 31, 2017
	As Reported	Adjustment	As Revised
Undistributed Long Term Gain	$—	$472,081	$472,081
Capital Loss Carryforwards	(6,491,672)	(472,081)	(6,963,753)
Undistributed Ordinary Income	79,478	—	79,478
Unrealized Appreciation/(Depreciation)	874,005	—	874,005

Total Distributable Earnings	(5,538,189)	—	(5,538,189)

On October 31, 2017, after correction for the error described above, the Global Secured Options Portfolio had the following capital loss carryforwards, utilization of which is limited pursuant to Internal Revenue Code Section 382 in future years:

Short Term ($5,107,951)

Long Term ($1,855,802)

During the fiscal year ended October 31, 2017, after correction for the error described above, the Global Secured Options Portfolio utilized capital loss carryforwards in the amount of $637,419.

3.	Financial Instruments and Hedging Activities

Disclosures about Derivative Instruments and Hedging Activities: Each Portfolio follows FASB ASC Topic 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 requires enhanced disclosures about each Portfolio’s use of, and accounting for, derivative instruments and the effect on the results of each Portfolio’s operations and financial position. At October 31, 2018 and during the period then ended, the Secured Options Portfolio and the Global Secured Options Portfolio had the following derivatives and transactions in derivatives, grouped into appropriate risk categories, none of which have been designated as hedging instruments:

Secured Options Portfolio

Asset Derivatives

	Equity Contracts Risk	Total
Options Purchased[1]	$1,157,762,900	$1,157,762,900

Total Value	$1,157,762,900	$1,157,762,900

Liability Derivatives

	Equity Contracts Risk	Total
Options Written[2]	$(521,202,675)	$(521,202,675)

Total Value	$(521,202,675)	$(521,202,675)

191

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Realized Gain (Loss)

	Equity Contracts Risk	Total
Options Purchased[3]	$113,477,232	$113,477,232
Options Written[4]	(74,422,576)	(74,422,576)

Total Realized Gain (Loss)	$39,054,656	$39,054,656

Change in Appreciation (Depreciation)

	Equity Contracts Risk	Total
Options Purchased[5]	$(141,199,630)	$(141,199,630)
Options Written[6]	124,373,837	124,373,837

Total Change in Appreciation (Depreciation)	$(16,825,793)	$(16,825,793)

Number of Contracts, Notional Amounts or Shares/Units7

	Equity Contracts Risk	Total
Options Purchased	1,074,933	1,074,933
Options Written	(1,332,975)	(1,332,975)

Global Secured Options Portfolio

Asset Derivatives

	Equity Contracts Risk	Total
Options Purchased[1]	$1,705,100	$1,705,100

Total Value	$1,705,100	$1,705,100

Liability Derivatives

	Equity Contracts Risk	Total
Options Written[2]	$(863,580)	$(863,580)

Total Value	$(863,580)	$(863,580)

Realized Gain (Loss)

	Equity Contracts Risk	Total
Options Purchased[3]	$608,556	$608,556
Options Written[4]	(215,170)	(215,170)

Total Realized Gain (Loss)	$393,386	$393,386

192

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Change in Appreciation (Depreciation)

	Equity Contracts Risk	Total
Options Purchased[5]	$(214,780)	$(214,780)
Options Written[6]	150,393	150,393

Total Change in Appreciation (Depreciation)	$(64,387)	$(64,387)

Number of Contracts, Notional Amounts or Shares/Units7

	Equity Contracts Risk	Total
Options Purchased	6,167	6,167
Options Written	(46,317)	(46,317)

[1]	Statement of Assets and Liabilities location: Investments at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.
[3]	Statement of Operations location: Amount is included in Net realized gain (loss) on Investments.
[4]	Statement of Operations location: Amount is included in Net realized gain (loss) on Options written.
[5]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of Investments.
[6]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of Options written.
[7]	Amounts disclosed represents average number of contracts, notional amounts, or shares/units outstanding during the period ended October 31, 2018.

4.	Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Glenmede Investment Management LP (the “Advisor”), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.

Capital Guardian Trust Company (“CGTC”) serves as sub-advisor to the High Yield Municipal Portfolio. CGTC is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. The Advisor has agreed to pay CGTC a fee for its sub-investment advisory services to the High Yield Municipal Portfolio, calculated daily and payable monthly, at the annual rate of the High Yield Municipal Portfolio’s average daily net assets as follows: 0.38% of the first $300,000,000 of the net assets; 0.34% of the net assets between $300,000,000 and $1 billion; and 0.30% of the net assets in excess of $1 billion.

Under the investment management agreements, the Portfolios pay the Advisor a management fee on a monthly basis in an amount equal to the following annual rates of the average daily net assets of each Portfolio:

Fund Name	Management Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio	0.55%
Quantitative U.S. Large Cap Growth Equity Portfolio	0.55%
Quantitative U.S. Large Cap Value Equity Portfolio	0.55	%*
Quantitative U.S. Small Cap Equity Portfolio	0.55	%*
Quantitative International Equity Portfolio	0.75	%*
Responsible ESG U.S. Equity Portfolio	0.55	%*
Women in Leadership U.S. Equity Portfolio	0.55	%*
Quantitative U.S. Long/Short Equity Portfolio	1.20	%**
Quantitative U.S. Total Market Equity Portfolio	1.20	%**
Strategic Equity Portfolio	0.55%
Small Cap Equity Portfolio	0.55%
Mid Cap Equity Portfolio	0.55	%*

193

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Fund Name	Management Fee on Net Assets
Large Cap Value Portfolio	0.55%
Equity Income Portfolio	0.55	%***
Secured Options Portfolio	0.55%
Global Secured Options Portfolio	0.55%
Core Fixed Income Portfolio	0.35%
Short Term Tax Aware Fixed Income Portfolio	0.35	%****
High Yield Municipal Portfolio	0.65	%*

* The Advisor has contractually agreed to waive a portion of its management fees and/or reimburse expenses to the extent that the Quantitative U.S. Large Cap Value Equity Portfolio’s, Quantitative Small Cap Equity Portfolio’s, Responsible ESG U.S. Equity Portfolio’s, Women in Leadership U.S. Equity Portfolio’s, Mid Cap Equity Portfolio’s Advisor Class, High Yield Municipal Portfolio’s and, since February 26, 2016, the Quantitative International Equity Portfolio’s annual total operating expenses exceed 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2019 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.

** The Advisor has contractually agreed to waive a portion of its management fees so that, after giving effect to such contractual waiver, the management fee for each Portfolio is 0.85% of such Portfolio’s average daily net assets. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s daily average net assets, exceed 1.25% (excluding Acquired Fund fees and expenses, short-sale dividend expense, prime broker interest expense, brokerage commissions, taxes, interest and extraordinary items). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2019, which are included under the caption “Less expenses waived/ reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.

*** The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Equity Income Portfolio’s annual total operating expenses exceed 0.85% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2019 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolio will be notified if these waivers/reimbursements are discontinued after that date.

**** The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Short Term Tax Aware Fixed Income Portfolio’s annual total operating expenses exceed 0.55% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2019, which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolio will be notified if these waivers and/or reimbursements are discontinued after that date.

Under a Shareholder Servicing Agreement, the following Portfolios pay Glenmede Trust shareholder servicing fees for providing or arranging to provide shareholder support services to the beneficial owner of the Portfolios and share classes listed below:

Shareholder Servicing Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Value Equity Portfolio	0.20%
Quantitative U.S. Small Cap Equity Portfolio	0.20%
Quantitative International Equity Portfolio	0.25%
Responsible ESG U.S. Equity Portfolio	0.20%
Women in Leadership U.S. Equity Portfolio	0.20%
Quantitative U.S. Long/Short Equity Portfolio	0.20%
Quantitative U.S. Total Market Equity Portfolio	0.20%
Strategic Equity Portfolio	0.20%
Small Cap Equity Portfolio (Advisor Class)	0.25%
Small Cap Equity Portfolio (Institutional Class)	0.05%
Mid Cap Equity Portfolio (Advisor Class)	0.25%
Large Cap Value Portfolio	0.20%
Equity Income Portfolio	0.20%
Secured Options Portfolio (Advisor Class)	0.20%

194

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Shareholder Servicing Fee on Net Assets
Global Secured Options Portfolio	0.20%
Core Fixed Income Portfolio	0.10%
Short Term Tax Aware Fixed Income Portfolio	0.10%
High Yield Municipal Portfolio	0.25%

State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. These fees can be found under the caption “Administration, transfer agent and custody fees” in the Statement of Operations.

Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Services, LLC.

Quasar Distributors, LLC (“Quasar”) serves as distributor of each Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Fund.

The Fund pays each Board member an annual fee of $74,000 plus $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $10,000 for his services as Chairman of the Audit Committee. These fees can be found under the caption “Directors’ fees and expenses” in the Statement of Operations.

Expenses for the fiscal year ended October 31, 2018 include legal fees paid to Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Directors. A partner of the law firm is Secretary of the Fund. These fees are included in the amount shown under the caption “Professional fees” in the Statement of Operations.

5.	Purchases and Sales of Securities

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:

Portfolio	Purchases	Sales
Quantitative U.S. Large Cap Core Equity Portfolio	$2,150,247,323	$2,052,032,711
Quantitative U.S. Large Cap Growth Equity Portfolio	2,478,861,257	3,242,754,641
Quantitative U.S. Large Cap Value Equity Portfolio	1,751,800	644,982
Quantitative U.S. Small Cap Equity Portfolio	1,916,069	879,825
Quantitative International Equity Portfolio	352,282,361	361,665,601
Responsible ESG U.S. Equity Portfolio	18,738,366	10,680,649
Women in Leadership U.S. Equity Portfolio	20,315,899	13,245,475
Quantitative U.S. Long/Short Equity Portfolio	470,621,364	448,539,791
Quantitative U.S. Total Market Equity Portfolio	124,754,577	110,112,840
Strategic Equity Portfolio	23,458,423	14,423,789
Small Cap Equity Portfolio	1,710,834,759	1,598,864,059
Mid Cap Equity Portfolio	2,839,594	17,561,811
Large Cap Value Portfolio	54,645,964	57,618,878
Equity Income Portfolio	10,719,126	4,985,079
Secured Options Portfolio	—	—
Global Secured Options Portfolio	6,447,321	11,075,005
Core Fixed Income Portfolio	77,976,960	73,597,176
Short Term Tax Aware Fixed Income Portfolio	5,329,065	12,897,882
High Yield Municipal Portfolio	106,832,298	79,908,614

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of long-term U.S. government securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$88,505,967	$60,611,328

195

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

6.	Common Stock

Changes in the capital shares outstanding were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Core Equity Portfolio — Advisor
Sold	11,436,924	$328,633,948	17,432,710	$437,290,067
Issued as reinvestment of dividends	3,462,603	97,124,284	427,752	10,922,717
Redeemed	(16,137,755)	(464,126,218)	(17,835,255)	(452,875,957)

Net Increase (Decrease)	(1,238,228)	$(38,367,986)	25,207	$(4,663,173)

Quantitative U.S. Large Cap Core Equity Portfolio — Institutional
Sold	9,524,939	$275,611,925	9,067,412	$231,638,665
Issued as reinvestment of dividends	1,037,112	29,172,255	95,445	2,527,443
Redeemed	(2,618,343)	(75,387,364)	(1,897,323)	(48,899,375)

Net Increase	7,943,708	$229,396,816	7,265,534	$185,266,733

Quantitative U.S. Large Cap Growth Equity Portfolio — Advisor
Sold	13,654,036	$456,555,937	35,506,606	$975,947,541
Issued as reinvestment of dividends	2,076,091	66,958,982	536,451	15,028,286
Redeemed	(31,460,232)	(1,054,413,273)	(59,173,985)	(1,671,457,692)

Net Decrease	(15,730,105)	$(530,898,354)	(23,130,928)	$(680,481,865)

Quantitative U.S. Large Cap Growth Equity Portfolio — Institutional
Sold	8,907,593	$298,176,710	30,819,654	$879,255,188
Issued as reinvestment of dividends	637,383	20,607,718	58,109	1,732,309
Redeemed	(13,887,458)	(475,942,233)	(5,021,593)	(137,823,589)

Net Increase (Decrease)	(4,342,482)	$(157,157,805)	25,856,170	$743,163,908

Quantitative U.S. Large Cap Value Equity Portfolio[1]
Sold	110,464	$1,111,439	—	$—
Issued as reinvestment of dividends	718	7,488	—	—

Net Increase	111,182	$1,118,927	—	$—

Quantitative U.S. Small Cap Equity Portfolio[1]
Sold	104,551	$1,047,000	—	$—
Issued as reinvestment of dividends	199	2,200	—	—

Net Increase	104,750	$1,049,200	—	$—

Quantitative International Equity Portfolio
Sold	2,986,388	$45,382,680	5,290,341	$72,326,514
Issued as reinvestment of dividends	9,425	138,826	7,675	109,386
Redeemed	(4,252,311)	(63,344,194)	(9,447,036)	(126,542,430)

Net Decrease	(1,256,498)	$(17,822,688)	(4,149,020)	$(54,106,530)

Responsible ESG U.S. Equity Portfolio
Sold	594,885	$8,663,609	454,284	$5,681,489
Issued as reinvestment of dividends	4,781	67,264	113	1,400
Redeemed	(57,712)	(831,159)	(61,333)	(772,919)

Net Increase	541,954	$7,899,714	393,064	$4,909,970

Women in Leadership U.S. Equity Portfolio
Sold	563,130	$7,760,641	334,675	$4,066,006
Issued as reinvestment of dividends	7,076	95,546	191	2,288
Redeemed	(53,235)	(730,267)	(41,498)	(494,950)

Net Increase	516,971	$7,125,920	293,368	$3,573,344

196

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Quantitative U.S. Long/Short Equity Portfolio
Sold	5,886,785	$76,982,955	5,021,528	$61,021,369
Redeemed	(2,679,530)	(34,907,053)	(2,651,167)	(32,209,231)

Net Increase	3,207,255	$42,075,902	2,370,361	$28,812,138

Quantitative U.S. Total Market Equity Portfolio
Sold	1,723,936	$33,819,877	529,482	$9,095,047
Issued as reinvestment of dividends	120,421	2,304,688	3,662	60,627
Redeemed	(970,888)	(19,031,024)	(768,415)	(12,830,042)

Net Increase (Decrease)	873,469	$17,093,541	(235,271)	$(3,674,368)

Strategic Equity Portfolio
Sold	1,145,929	$28,701,105	688,987	$15,551,970
Issued as reinvestment of dividends	574,373	13,884,433	550,116	11,566,825
Redeemed	(824,116)	(20,709,125)	(1,278,339)	(28,216,778)

Net Increase (Decrease)	896,186	$21,876,413	(39,236)	$(1,097,983)

Small Cap Equity Portfolio — Advisor
Sold	3,287,497	$101,730,528	5,942,624	$176,691,343
Issued as reinvestment of dividends	4,554,760	135,920,304	842,108	24,202,174
Redeemed	(8,626,027)	(268,783,662)	(11,151,723)	(329,278,433)

Net Decrease	(783,770)	$(31,132,830)	(4,366,991)	$(128,384,916)

Small Cap Equity Portfolio — Institutional
Sold	27,435,565	$900,043,906	32,017,912	$985,162,786
Issued as reinvestment of dividends	2,364,451	74,045,002	419,562	12,570,091
Redeemed	(15,368,773)	(495,386,462)	(23,821,823)	(731,864,644)

Net Increase	14,431,243	$478,702,446	8,615,651	$265,868,233

Mid Cap Equity Portfolio — Advisor
Sold	6,062	$75,360	43,009	$479,466
Issued as reinvestment of dividends	69	816	26	292
Redeemed	(999,057)	(11,846,277)	(594,842)	(6,601,801)

Net Decrease	(992,926)	$(11,770,101)	(551,807)	$(6,122,043)

Large Cap Value Portfolio
Sold	998,661	$11,022,329	1,190,517	$12,781,533
Issued as reinvestment of dividends	449,330	4,939,648	545,934	5,716,676
Redeemed	(1,359,618)	(14,931,958)	(2,073,036)	(22,280,424)

Net Increase (Decrease)	88,373	$1,030,019	(336,585)	$(3,782,215)

Equity Income Portfolio[2]
Sold	719,858	$8,280,206	1,271,676	$13,155,962
Issued as reinvestment of dividends	442	5,065	—	—
Redeemed	(230,561)	(2,631,038)	(99,339)	(1,067,789)

Net Increase	489,739	$5,654,233	1,172,337	$12,088,173

Secured Options Portfolio — Advisor
Sold	9,995,489	$124,211,619	20,817,835	$255,692,822
Issued as reinvestment of dividends	2,170,190	26,085,680	1,994,084	24,148,351
Redeemed	(10,947,356)	(135,365,729)	(33,888,146)	(419,551,810)

Net Increase (Decrease)	1,218,323	$14,931,570	(11,076,227)	$(139,710,637)

Secured Options Portfolio — Institutional[3]
Sold	11,550,437	$145,823,677	29,734,349	$368,190,672
Issued as reinvestment of dividends	1,552,885	18,712,267	69,465	841,215
Redeemed	(9,602,946)	(119,072,547)	(1,181,626)	(14,815,316)

Net Increase	3,500,376	$45,463,397	28,622,188	$354,216,571

197

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Global Secured Options Portfolio
Sold	5,989	$63,788	298,403	$3,014,985
Issued as reinvestment of dividends	3	32	1	9
Redeemed	(770,906)	(8,405,463)	(2,295,314)	(22,789,120)

Net Decrease	(764,914)	$(8,341,643)	(1,996,910)	$(19,774,126)

Core Fixed Income Portfolio
Sold	8,648,799	$92,745,217	9,610,755	$105,497,923
Issued as reinvestment of dividends	226,667	2,473,400	356,902	3,881,561
Redeemed	(6,870,199)	(73,991,276)	(8,936,559)	(98,096,739)

Net Increase	2,005,267	$21,227,341	1,031,098	$11,282,745

Short Term Tax Aware Fixed Income Portfolio
Sold	506,071	$5,018,252	1,429,443	$14,229,559
Redeemed	(1,244,972)	(12,352,546)	(1,045,568)	(10,386,590)

Net Increase (Decrease)	(738,901)	$(7,334,294)	383,875	$3,842,969

High Yield Municipal Portfolio
Sold	3,870,050	$39,914,227	5,471,001	$54,980,310
Issued as reinvestment of dividends	—	—	62,768	615,130
Redeemed	(1,408,224)	(14,456,842)	(3,881,693)	(38,515,087)

Net Increase	2,461,826	$25,457,385	1,652,076	$17,080,353

[1]	Portfolio commenced operations on November 13, 2017.
[2]	Portfolio commenced operations on December 21, 2016.
[3]	Class commenced operations on November 9, 2016.

As of October 31, 2018, with the exception of the Small Cap Equity Portfolio, Large Cap Value Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Secured Options Portfolio, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over a significant portion of each Portfolio’s outstanding shares. The following Portfolios have shareholders which, to the Fund’s knowledge, own beneficially 5% or more of the shares outstanding of a Portfolio as of October 31, 2018. The total percentage of the shares of a Portfolio held by such shareholders is as follows:

	5% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class)	2	54
Quantitative U.S. Large Cap Core Equity Portfolio (Institutional Class)	4	89
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	2	73
Quantitative U.S. Large Cap Growth Equity Portfolio (Institutional Class)	4	86
Quantitative U.S. Large Cap Value Equity Portfolio	1	91
Quantitative U.S. Small Cap Equity Portfolio	1	96
Responsible ESG U.S. Equity Portfolio	4	31
Women in Leadership U.S. Equity Portfolio	5	42
Quantitative U.S. Long/Short Equity Portfolio	2	17
Quantitative U.S. Total Market Equity Portfolio	4	44
Small Cap Equity Portfolio (Advisor Class)	3	53
Small Cap Equity Portfolio (Institutional Class)	2	83
Mid Cap Equity Portfolio (Advisor Class)	4	22
Large Cap Value Portfolio	1	9
Equity Income Portfolio	4	32
Secured Options Portfolio (Advisor Class)	3	34
Secured Options Portfolio (Institutional Class)	3	90
Global Secured Options Portfolio	4	88
Short Term Tax Aware Fixed Income Portfolio	2	37

198

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)

7.	Lending of Portfolio Securities

As of October 31, 2018, the following Portfolios had outstanding loans of securities to certain approved brokers for which such Portfolios received collateral:

Portfolio	Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	% of Total Assets on Loan
Quantitative U.S. Large Cap Core Equity Portfolio	$4,921,884	$5,112,366	—	0.17
Quantitative U.S. Large Cap Growth Equity Portfolio	7,242,817	7,850,227	—	0.21
Quantitative U.S. Small Cap Equity Portfolio	80,352	22,309	60,017	7.29
Quantitative International Equity Portfolio	39,056,697	33,915,385	5,803,489	9.19
Responsible ESG U.S. Equity Portfolio	103,843	92,367	—	0.47
Quantitative U.S. Long/Short Equity Portfolio	5,463,111	5,392,036	—	0.98
Small Cap Equity Portfolio	150,653,243	155,361,882	—	4.07
Large Cap Value Portfolio	864,675	900,112	—	1.19
Equity Income Portfolio	398,433	404,003	—	2.10
Core Fixed Income Portfolio	18,708,371	19,105,863	—	3.70
Short Term Tax Aware Fixed Income Portfolio	187,587	191,425	—	0.69

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update (“ASU”) No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.

For the Quantitative U.S. Large Cap Core Equity Portfolio, the Quantitative U.S. Large Cap Growth Equity Portfolio, the Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio, the Responsible ESG U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio, the Small Cap Equity Portfolio, the Equity Income Portfolio, the Core Fixed Income Portfolio and the Short Term Tax Aware Fixed Income Portfolio, all of the securities on loan collateralized by cash are classified as Common Stocks in each Portfolio’s Schedule of Investments (except for Core Fixed Income Portfolio (Agency Notes and Corporate Notes) and Short Term Tax Aware Fixed Income Portfolio (Registered Investment Companies)) at October 31, 2018, with a contractual maturity of overnight and continuous.

8.	Recently Issued Accounting Pronouncements

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to October 31, 2018 through the date the financial statements were available to be issued, for disclosure in the Fund’s financial statements and has determined that there were no material events that would require additional disclosure, except for the following: on September 18, 2018, the Board approved the liquidation and termination of the Mid Cap Equity Portfolio. The Mid Cap Equity Portfolio was liquidated on November 15, 2018.

199

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the portfolios listed in the table below (constituting The Glenmede Fund, Inc. hereafter collectively referred to as the “Portfolios”) as of October 31, 2018, the related statements of operations, of cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2018, the results of each of their operations, the cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio

Statements of operations for the year ended October 31, 2018 and the statements of changes in net assets for the years ended October 31, 2018 and 2017
Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio	Statements of operations and of cash flows for the year ended October 31, 2018 and the statements of changes in net assets for the years ended October 31, 2018 and 2017
Equity Income Portfolio

Statement of operations for the year ended October 31, 2018 and the statements of changes in net assets for the year ended October 31, 2018 and the period December 21, 2016 (commencement of operations) through October 31, 2017

Quantitative U.S. Large Cap Value Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio	Statements of operations and of changes in net assets for the period November 13, 2017 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

200

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed alternative procedures. We believe that our audits provide a reasonable basis for our opinions.

Emphasis of Matter

As discussed in Note 9 to the financial statements, management has completed the liquidation of the Mid Cap Equity Portfolio, after which the portfolio ceased all operations. Our opinion is not modified with respect to this matter.

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.

201

THE GLENMEDE PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2018

Muni Intermediate Portfolio
Assets:
Investments at value1,	$287,375,503
Cash	972,185
Receivable for securities sold	3,112,069
Receivable for fund shares sold	675,289
Interest receivable	3,231,503
Prepaid expenses	1,261

Total assets	295,367,810

Liabilities:
Payable for securities purchased	2,238,102
Payable for when-issued securities purchased	2,664,850
Payable for fund shares redeemed	978,480
Payable for Trustees’ fees	9,084
Payable for Shareholder Servicing fees	37,021
Accrued expenses	39,090

Total liabilities	5,966,627

Net Assets	$289,401,183

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$26,963
Paid-in capital in excess of par value	292,543,053
Total distributable earnings	(3,168,833)

Total Net Assets**	$289,401,183

Shares Outstanding	26,963,109

Net Asset Value Per Share	$10.73

**The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

[1] Investments at cost	$290,618,982

See Notes to Financial Statements.

202

THE GLENMEDE PORTFOLIOS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2018

Muni Intermediate Portfolio
Investment income:
Interest	$6,303,887

Total investment income	6,303,887

Expenses:
Administration, transfer agent and custody fees	164,008
Professional fees	14,378
Shareholder report expenses	10,207
Shareholder servicing fees	453,287
Trustees’ fees and expenses	36,275
Registration and filing fees	7,460
Other expenses	7,046

Total expenses	692,661

Net investment income	5,611,226

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(102,884)
Net change in unrealized loss of:
Investments	(7,566,031)

Net realized and unrealized loss	(7,668,915)

Net decrease in net assets resulting from operations	$(2,057,689)

See Notes to Financial Statements.

203

THE GLENMEDE PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2018

Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$5,611,226
Net realized loss on:
Investment transactions	(102,884)
Net change in unrealized loss of:
Investments	(7,566,031)

Net increase (decrease) in net assets resulting from operations	(2,057,689)
Distributions from earnings*	(5,577,383)
Net increase (decrease) in net assets from capital share transactions (See note 4)	(6,945,937)

Net increase (decrease) in net assets	(14,581,009)

NET ASSETS:
Beginning of year	303,982,192

End of year**	$289,401,183

*	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.
**	The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

For the Year Ended October 31, 2017

Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$5,179,296
Net realized loss on:
Investment transactions	(302,943)
Net change in unrealized loss of:
Investments	(1,255,810)

Net increase in net assets resulting from operations	3,620,543
Distributions to shareholders from:
Net investment income	(5,126,243)
Net realized gain on investments	(1,046,831)
Net increase (decrease) in net assets from capital share transactions (See note 4)	(24,708,633)

Net increase (decrease) in net assets	(27,261,164)

NET ASSETS:
Beginning of year	331,243,356

End of year	$303,982,192

Undistributed net investment income included in net assets at end of year	$446,630

See Notes to Financial Statements.

204

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.01	$11.08	$10.98	$11.04	$10.94

Income from investment operations:
Net investment income	0.20	0.19	0.17	0.16	0.18
Net realized and unrealized gain (loss) on investments	(0.28)	(0.04)	0.10	—	0.15

Total from investment operations	(0.08)	0.15	0.27	0.16	0.33

Distributions to shareholders from:
Net investment income	(0.20)	(0.18)	(0.17)	(0.16)	(0.18)
Net realized capital gains	—	(0.04)	—	(0.06)	(0.05)

Total distributions	(0.20)	(0.22)	(0.17)	(0.22)	(0.23)

Net asset value, end of year	$10.73	$11.01	$11.08	$10.98	$11.04

Total return	(0.73)%	1.38%	2.45%	1.45%	3.09%

Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$289,401	$303,982	$331,243	$299,121	$263,867
Ratio of operating expenses to average net assets	0.23%	0.23%	0.25%	0.23%	0.25%
Ratio of net investment income to average net assets	1.86%	1.70%	1.53%	1.44%	1.67%
Portfolio turnover rate	31%	19%	34%	71%	46%

See Notes to Financial Statements.

205

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — 90.3%
	Alabama — 1.1%
$3,000,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46	$3,097,290

	Alaska — 3.7%
1,630,000	Alaska State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/22	1,785,241
1,000,000	Alaska State, General Obligation Unlimited, Series B, 5.000% due 8/1/20	1,047,880
2,745,000	Anchorage, AK, Electric Utility, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/21	2,872,121
4,645,000	Valdez, AK, Marine Terminal Revenue, Revenue Bonds, Refunding, Series B, (SPA : British Petroleum PLC), 5.000% due 1/1/21	4,889,977

		10,595,219

	Arizona — 1.6%
4,015,000	Yuma, AZ, Municipal Property Corp., Road & Excise Tax, Revenue Bonds, Refunding, 5.000% due 7/1/26	4,545,823

	Colorado — 1.1%
2,750,000	Colorado State, Certificate of Participation, Series A, 5.000% due 12/15/29	3,190,413

	District Of Columbia — 1.1%
2,700,000	District of Columbia, General Obligation Unlimited, Series D, 5.000% due 6/1/25	3,100,113

	Florida — 12.3%
2,820,000	Central, FL, Expressway Authority, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/28	3,213,841
3,180,000	Citizens Property Insurance Corp., FL, Revenue Bonds, Series A-1, 5.000% due 6/1/20	4,858,016
5,000,000	Florida State, Board of Education Capital Outlay, Public Education, General Obligation Unlimited, Refunding, Series E, 5.000% due 6/1/26	5,714,900
2,765,000	Florida State, Department of Environmental Protection, Preservation Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/22	3,024,772
1,200,000	Florida State, Water Pollution Control Financing Corp., Revenue Bonds, Water Pollution Control, Series A, 5.000% due 1/15/20	1,207,524
2,630,000	Hillsborough County, FL, Industrial Development Authority, Revenue Bonds, Prerefunded 8/15/19 @ 101, 8.000% due 8/15/32	2,776,938
	Lakeland, FL, Energy System Revenue Bonds, Refunding:
3,750,000	5.000% due 10/1/24	4,246,912
2,750,000	5.000% due 10/1/25	3,146,412
3,000,000	Lee County, FL, School Board, Certificate of Participation, Refunding, Series A, 5.000% due 8/1/27	3,354,750
2,025,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, 5.000% due 7/1/23	2,203,342
1,875,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, Series B (AGMC Insured), 5.000% due 7/1/21	1,959,938

		35,707,345

	Georgia — 0.3%
1,000,000	Albany-Dougherty County, GA, Hospital Authority, Revenue Bonds, 5.000% due 12/1/18	1,002,400

See Notes to Financial Statements.

206

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — 6.3%
	Chicago, IL, O’Hare International Airport Revenue Bonds, Refunding, Series B:
$2,545,000	5.000% due 1/1/30	$2,791,865
2,000,000	5.000% due 1/1/32	2,178,840
3,795,000	Illinois State, Finance Authority Revenue, Revenue Bonds, 5.000% due 7/1/27	4,317,571
4,000,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/25	4,542,720
4,000,000	Regional Transportation Authority, IL, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/23	4,402,320

		18,233,316

	Indiana — 0.8%
2,500,000	Indiana State, Health & Educational Facilities Financing Authority, Revenue Bonds, Series 2006B-3, 1.750% due 11/15/31	2,439,050

	Kentucky — 0.7%
2,000,000	Kentucky State, Property & Building Commission, Revenue Bonds, Refunding, 4.000% due 8/1/21	2,053,000

	Louisiana — 1.2%
3,000,000	Louisiana State, General Obligation Unlimited, Series A, 5.000% due 4/1/28	3,426,390

	Maine — 1.2%
	Maine State Municipal Bond Bank, Infrastructure Revenue, Refunding, Series A:
1,175,000	5.000% due 9/1/21	1,262,761
1,985,000	5.000% due 9/1/22	2,177,326

		3,440,087

	Maryland — 2.3%
4,000,000	Maryland State, General Obligation Unlimited, 5.000% due 8/1/24	4,543,560
2,000,000	Washington, MD, Suburban Sanitary Commission, General Obligation Unlimited, Public Improvement, 4.000% due 6/1/21	2,093,400

		6,636,960

	Massachusetts — 2.6%
1,000,000	Massachusetts State, General Obligation Limited, Refunding, Series A, (3M USD LIBOR * 0.67+ 0.46%), 2.030% due 11/1/18[1]	1,000,000
2,000,000	Massachusetts State, General Obligation Limited, Series A, 5.000% due 3/1/23	2,220,440
3,850,000	Massachusetts State, General Obligation Limited, Series C, 5.000% due 5/1/30	4,231,189

		7,451,629

	Michigan — 4.9%
4,000,000	Detroit, MI, City School District, General Obligation Unlimited, Series A, (QSBLF Insured), 5.000% due 5/1/26	4,305,040
1,500,000	Grand Valley, MI, State University, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/26	1,698,765
5,000,000	Michigan Finance Authority, Revenue Bonds, (1M USD LIBOR * 0.67+ 0.54%), 2.069% due 12/1/39[1]	5,012,150
3,100,000	Michigan Finance Authority, Revenue Bonds, Refunding Detroit School District, Series A, (QSBLF Insured), 5.000% due 5/1/21	3,290,371

		14,306,326

	Minnesota — 2.8%
1,190,000	Lake Superior, MN, Independent School District No. 381, General Obligation Unlimited, Refunding, Series A, (School District Credit Program), 5.000% due 10/1/20	1,253,927

See Notes to Financial Statements.

207

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Minnesota — (Continued)
$2,010,000	Sartell, MN, Independent School District No. 748, General Obligation Unlimited, Series B, (School District Credit Program), 0.000% due 2/1/28[2]	$1,447,903
4,800,000	St. Paul, MN, Housing & Redevelopment Authority Health Care Facilities Revenue, Refunding, HealthPartners Obligated Group, Series A, 5.000% due 7/1/28	5,372,688

		8,074,518

	Mississippi — 1.5%
1,000,000	Mississippi Development Bank, Special Obligation, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/20	1,037,470
3,160,000	Mississippi State, Development Bank, Special Obligation, Jackson Public School District Project, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/21	3,348,462

		4,385,932

	Missouri — 0.8%
2,000,000	City of Kansas, MO, Sanitary Sewer System Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	2,261,940

	Nevada — 1.3%
3,500,000	Clark County, NV, Water Reclamation District, General Obligation Limited, Refunding, 5.000% due 7/1/20	3,663,240

	New Mexico — 2.2%
6,300,000	New Mexico State, Municipal Energy Acquisition Authority, Revenue Bonds, Subseries B, (1M USD LIBOR * 0.67+ 0.75%), 2.262% due 11/1/39[1]	6,299,055

	New York — 2.9%
1,650,000	New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series C, 5.000% due 11/1/26	1,913,604
2,275,000	New York City, NY, Transitional Finance Authority, Future Tax Secured, Revenue Bonds, Subseries E-1, 5.000% due 2/1/30	2,556,668
1,150,000	New York State, Thruway Authority Personal Income Tax, Revenue Bonds, Series A, 5.000% due 3/15/23	1,209,283
2,470,000	New York, Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series B-1, 5.000% due 11/15/21	2,672,021

		8,351,576

	North Carolina — 4.6%
1,220,000	Duplin County, NC, Limited Obligation, Revenue Bonds, 5.000% due 4/1/23	1,340,792
	Mooresville, NC, Limited Obligation, Revenue Bonds, Refunding:
3,375,000	5.000% due 11/1/22	3,692,723
3,550,000	5.000% due 11/1/23	3,953,883
2,000,000	New Hanover County, NC, Hospital Revenue Bonds, 5.000% due 10/1/19	2,053,480
2,000,000	Raleigh City, North Carolina, Combined Enterprise System Revenue, Refunding, Series B, 5.000% due 12/1/24	2,287,660

		13,328,538

	Ohio — 3.5%
2,060,000	Ohio State, Adult Correctional Capital Facilities, Lease Revenue, Series A, 5.000% due 4/1/21	2,193,838
3,250,000	Ohio State, General Obligation Unlimited, Series A, 5.000% due 6/15/28	3,580,005
1,400,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/25	1,593,592

See Notes to Financial Statements.

208

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
$2,670,000	Ohio State, Hospital Revenue Bonds, Series A, 5.000% due 1/15/24	$2,914,546

		10,281,981

	Oklahoma — 0.8%
2,000,000	Grand River, OK, Dam Authority, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/24	2,262,240
100,000	Oklahoma City, OK, Industrial & Cultural Facilities Trust, Revenue Bonds, (NPFG Insured), 3.005% due 6/1/19[1,3]	100,000

		2,362,240

	Oregon — 2.1%
3,280,000	Oregon State, Department of Administrative Services, Lottery Revenue, Revenue Bonds, Refunding, Series D, 5.000% due 4/1/27	3,731,820
2,000,000	Washington County, OR, Beaverton School District No. 48J, Series D, 5.000% due 6/15/26	2,320,800

		6,052,620

	Pennsylvania — 4.0%
2,500,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-73, 5.000% due 12/1/20	2,641,025
500,000	Conneaut, PA, School District, Refunding, Series B, (AGMC Insured State Aid Withholding), 5.000% due 11/1/20	524,845
2,500,000	Pennsylvania State Turnpike Authority, Revenue Bonds, Refunding, 5.000% due 12/1/22[4]	2,655,450
5,000,000	Pennsylvania State, General Obligation Unlimited, Series 2, 5.000% due 9/15/25	5,656,200

		11,477,520

	Texas — 9.4%
1,065,000	Alamo, TX, Community College District, General Obligation Limited, Refunding, 5.000% due 2/15/24	1,197,720
	Harris County, Texas, Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding, Children’s Hospital Project:
2,850,000	5.000% due 10/1/26	3,237,743
2,000,000	5.000% due 10/1/27	2,260,020
3,000,000	Harris County, Texas, Flood Control District, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/28	3,489,120
3,000,000	Harris County, Texas, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/25	3,439,140
3,000,000	Plano, TX, Independent School District, General Obligation Unlimited, Refunding, Series B, (PSF Guaranteed), 5.000% due 2/15/21	3,182,040
2,550,000	Texas State, General Obligation Unlimited, Series A, 5.000% due 10/1/26	2,965,344
3,500,000	University of Texas, Revenue Bonds, Series D, 5.000% due 8/15/25	4,021,710
3,090,000	Waco, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 8/15/23	3,440,746

		27,233,583

	Utah — 0.9%
2,440,000	Nebo, UT, School District, General Obligation Unlimited, Series C, 4.000% due 7/1/23	2,615,680

	Virginia — 4.2%
1,500,000	Fairfax County, VA, General Obligation Unlimited, Refunding, Series C, (State Aid Withholding), 5.000% due 10/1/24	1,713,795

See Notes to Financial Statements.

209

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Virginia — (Continued)
$2,800,000	Richmond, VA, Convention Center Authority, Hotel Tax Revenue Bonds, Refunding, 5.000% due 6/15/27	$3,153,528
2,450,000	Virginia State, Commonwealth University Health System Authority Revenue, Revenue Bonds, Series B, 5.000% due 7/1/29	2,807,234
4,000,000	Virginia State, Public Building Authority, Public Facilities Revenue, Revenue Bonds, Refunding, Series B, 5.000% due 8/1/23	4,475,280

		12,149,837

	Washington — 6.8%
4,150,000	Central Puget Sound, WA, Regional Transit Authority, Revenue Bonds, Refunding, Series P-1, 5.000% due 2/1/28	4,475,526
1,205,000	Grays Harbor County, WA, Public Utility District No. 1, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,346,130
3,600,000	King County, WA, Bellevue School District No. 405, General Obligation Unlimited, 5.000% due 12/1/25	4,021,380
2,240,000	Washington State, Certificate of Participation, Refunding, Series C, (State Aid Intercept), 5.000% due 1/1/20	2,314,233
4,000,000	Washington State, General Obligation Unlimited, Refunding, Series R-2013A, 4.000% due 7/1/28	4,174,440
3,000,000	Washington State, General Obligation Unlimited, Series D, 5.000% due 2/1/26	3,464,100

		19,795,809

	Wisconsin — 1.3%
2,100,000	Wisconsin State, Department of Transportation Revenue, Revenue Bonds, Refunding, Series 2, 5.000% due 7/1/29	2,428,671
15,000	Wisconsin State, General Obligation Unlimited, Series B, Prerefunded 5/1/20 @ 100, 5.000% due 5/1/26	15,631
1,350,000	Wisconsin State, General Obligation Unlimited, Unrefunded, Series 1, 5.000% due 5/1/21	1,443,056

		3,887,358

	TOTAL MUNICIPAL BONDS (Cost $264,683,362)	261,446,788

U.S. TREASURY NOTES/BONDS* — 9.0%
2,700,000	U.S. Treasury Notes, 2.750% due 2/15/19	2,702,906
7,000,000	U.S. Treasury Notes, 1.000% due 3/15/19	6,964,180
7,500,000	U.S. Treasury Notes, 1.250% due 3/31/19	7,462,207
8,850,000	U.S. Treasury Notes, 1.250% due 4/30/19	8,799,422

	TOTAL U.S. TREASURY NOTES/BONDS (Cost $25,935,620)	25,928,715

TOTAL INVESTMENTS (Cost $290,618,982)	99.3%	$287,375,503

OTHER ASSETS IN EXCESS OF LIABILITIES	0.7	2,025,680

NET ASSETS	100.0%	$289,401,183

See Notes to Financial Statements.

210

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2018

*	Percentages indicated are based on net assets.
[1]	Floating Rate Bond. Rate shown is as of October 31, 2018.
[2]	Zero Coupon Bond.
[3]

Auction Rate Security (ARS) which will bear interest at Auction Rates established for Auction Periods for such series of 7 days each. The Auction Agent shall calculate the Maximum Interest Rate, the Maximum Rate and the All-Hold Rate on each auction date based upon bids submitted by current holders of the bonds. Upon a successful auction, interest rate will be set at auction-based clearing rate. Upon a failed auction, the interest rate is set at a percentage of the Federal Reserve Bank of New York’s “7-day AA Composite Commercial Paper Rate”, based upon the underlying credit rating of the bonds. As of 10/31/18, based upon S&P credit rating of AA+, the failed auction rate is equivalent to 150% of the “7-day AA Composite Commercial Paper Rate”.

[4]	When-issued security.

Abbreviations:

AGMC — Assured Guaranty Municipal Corporation

NPFG — National Public Finance Guarantee Corporation

PSF — Permanent School Fund

QSBLF — Michigan Qualified School Bond Loan Fund

SPA — Stand-By Purchase Agreement

See Notes to Financial Statements.

211

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2018

STATE DIVERSIFICATION

On October 31, 2018, State Diversification of the Portfolio was as follows:

	% of Net Assets	Value
STATE:
Florida	12.3%	$35,707,345
Texas	9.4	27,233,583
Washington	6.8	19,795,809
Illinois	6.3	18,233,316
Michigan	4.9	14,306,326
North Carolina	4.6	13,328,538
Virginia	4.2	12,149,837
Pennsylvania	4.0	11,477,520
Alaska	3.7	10,595,219
Ohio	3.5	10,281,981
New York	2.9	8,351,576
Minnesota	2.8	8,074,518
Massachusetts	2.6	7,451,629
Maryland	2.3	6,636,960
New Mexico	2.2	6,299,055
Oregon	2.1	6,052,620
Arizona	1.6	4,545,823
Mississippi	1.5	4,385,932
Wisconsin	1.3	3,887,358
Nevada	1.3	3,663,240
Maine	1.2	3,440,087
Louisiana	1.2	3,426,390
Colorado	1.1	3,190,413
District of Columbia	1.1	3,100,113
Alabama	1.1	3,097,290
Utah	0.9	2,615,680
Indiana	0.8	2,439,050
Oklahoma	0.8	2,362,240
Missouri	0.8	2,261,940
Kentucky	0.7	2,053,000
Georgia	0.3	1,002,400

TOTAL MUNICIPAL BONDS	90.3%	$261,446,788
U.S. TREASURY NOTES/BONDS	9.0%	25,928,715

TOTAL INVESTMENTS	99.3%	$287,375,503

See Notes to Financial Statements.

212

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Glenmede Portfolios (the “Fund”) is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2018, the Fund offered shares of one sub-trust, the Muni Intermediate Portfolio (the “Portfolio”). The Portfolio is classified as diversified.

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) including, but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation of Securities: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. These valuations are typically categorized as Level 2 in the fair value hierarchy described below. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Debt obligations with maturities of 60 days or less at the time of purchase are valued on the basis of amortized cost and are typically categorized as Level 2 in the fair value hierarchy.

FASB ASC Topic 820, “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others) or valuations based on quoted prices in markets that are not active; and

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.

The Muni Intermediate Portfolio had all long-term investments, with corresponding states at Level 2 at October 31, 2018. For the fiscal year ended October 31, 2018, there were no transfers between Level 1 and 2.

Municipal Securities: The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Portfolio’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.

213

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. The Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. The Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for the Portfolio may be made at the discretion of the Board in order to avoid a non-deductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio.

Federal Income Taxes: The Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.

“Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service.

On October 31, 2018 , the tax year end of the Fund, the Portfolio had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:

Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Muni Intermediate Portfolio	$288,263	$117,564

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies and, with certain exceptions, was effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely.

As of October 31, 2018, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total Distributable Earnings
Muni Intermediate Portfolio	$480,473	$(3,243,479)	$(405,827)	$(3,168,833)

For the fiscal year ended October 31, 2018, the Portfolio’s components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis. Such reclasses had no effect on net assets.

As of October 31, 2018, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Muni Intermediate Portfolio	$5,430,555	$146,828	$—	$—

As of October 31, 2017, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Muni Intermediate Portfolio	$5,078,270	$65,715	$1,029,089

214

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

As of October 31, 2018, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Cost	Appreciation	(Depreciation)	Net
Muni Intermediate Portfolio	$290,618,982	$731,451	$3,974,930	$(3,243,479)

Other: In the normal course of business, the Portfolio enters into contracts that may include agreements to indemnify another party under given circumstances. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Portfolio. However, based on experience, the risk of material loss from such claims is considered to be remote.

2.	Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Glenmede Investment Management LP (the “Advisor”), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Portfolio, pursuant to an investment management agreement with the Portfolio. Under this agreement, the Advisor manages the Portfolio, subject to the general supervision of the Board.

The Portfolio does not pay a management fee for advisory services. The investors in the Portfolio are the clients of Glenmede Trust or its affiliated companies (“Affiliates”). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client, and are generally 1.25% or less of the clients’ assets under management.

The Portfolio pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of the Portfolio’s average daily net assets.

State Street Bank and Trust Company (“State Street”) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Portfolio. The Portfolio pays State Street a fee based on the combined aggregate average daily net assets of the Portfolio and The Glenmede Fund, Inc., an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.

Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Services, LLC.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Portfolio.

The Portfolio pays each Board member an annual fee of $6,000 and out-of-pocket expenses incurred in attending Board meetings.

Expenses for the fiscal year ended October 31, 2018 include legal fees paid to Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Trustees. A partner of the law firm is Secretary of the Fund.

3.	Purchases and Sales of Securities

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:

Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$90,442,083	$112,449,552

215

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Concluded)

4.	Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio
Sold	5,096,672	$55,280,588	7,318,662	$79,726,233
Issued as reinvestment of dividends	—	—	97,275	1,046,674
Redeemed	(5,741,062)	(62,226,525)	(9,708,525)	(105,481,540)

Net Decrease	(644,390)	$(6,945,937)	(2,292,588)	$(24,708,633)

As of October 31, 2018, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolio’s outstanding shares. The Portfolio had no shareholders that beneficially owned 5% of the shares outstanding of the Portfolio as of October 31, 2018.

5.	Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”), Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

6.	Subsequent Event

Management has evaluated events and transactions subsequent to October 31, 2018 through the date the financial statements were available to be issued, for disclosure in the Fund’s financial statements and has determined that there were no material events that would require additional disclosure.

216

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Muni Intermediate Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the “Portfolio”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed alternative procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.

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Tax Information (Unaudited)

For the fiscal year ended October 31, 2018

Of the ordinary distributions made during the fiscal year ended October 31, 2018, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Core Fixed Income Portfolio	52.70%

Of the ordinary distributions made during the fiscal year ended October 31, 2018, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Quantitative U.S. Large Cap Core Equity Portfolio	100%
Quantitative U.S. Large Cap Growth Equity Portfolio	100%
Quantitative U.S. Large Cap Value Equity Portfolio	100%
Quantitative U.S. Small Cap Equity Portfolio	100%
Responsible ESG U.S. Equity Portfolio	100%
Women in Leadership U.S. Equity Portfolio	100%
Quantitative U.S. Total Market Equity Portfolio	100%
Strategic Equity Portfolio	100%
Small Cap Equity Portfolio	70.05%
Mid Cap Equity Portfolio	100%
Large Cap Value Portfolio	87.5%
Equity Income Portfolio	94.18%
Secured Options Portfolio	1.31%
Short Term Tax Aware Fixed Income Portfolio	12.03%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Foreign Taxes Paid or Withheld

Portfolio	Total
Quantitative International Equity Portfolio	$1,344,532

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

The Fund is required by the Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2018) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of:

Quantitative U.S. Large Cap Core Equity Portfolio	$111,721,370
Quantitative U.S. Large Cap Growth Equity Portfolio	$73,196,841
Responsible ESG U.S. Equity Portfolio	$62,301
Women in Leadership U.S. Equity Portfolio	$84,949
Quantitative U.S. Total Market Equity Portfolio	$2,233,678
Strategic Equity Portfolio	$13,725,891
Small Cap Equity Portfolio	$334,339,639
Large Cap Value Portfolio	$3,556,789
Equity Income Portfolio	$79
Secured Options Portfolio	$32,671,135
Core Fixed Income Portfolio	$1,755,129

Qualified dividend income (“QDI”) received through October 31, 2018, that qualified for a reduced tax rate pursuant to the Code Section 1 (h)(11) are as follows:

Quantitative U.S. Large Cap Core Equity Portfolio	$29,331,979
Quantitative U.S. Large Cap Growth Equity Portfolio	$21,319,668
Quantitative U.S. Large Cap Value Equity Portfolio	$12,152
Quantitative U.S. Small Cap Equity Portfolio	$3,800
Quantitative International Equity Portfolio	$8,716,752

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THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited) — (Concluded)

For the fiscal year ended October 31, 2018

Responsible ESG U.S. Equity Portfolio	$140,449
Women in Leadership U.S. Equity Portfolio	$138,167
Quantitative U.S. Total Market Equity Portfolio	$272,471
Strategic Equity Portfolio	$1,954,304
Small Cap Equity Portfolio	$8,032,428
Mid Cap Equity Portfolio	$63,157
Large Cap Value Portfolio	$1,838,777
Equity Income Portfolio	$342,890
Secured Options Portfolio	$249,808
Global Secured Options Portfolio	$90,563
Short Term Tax Aware Fixed Income Portfolio	$7,050

Qualified interest income (“QII”) received through October 31, 2018, that qualified for a reduced tax rate pursuant to the Code Section 871 (k) are as follows:

Secured Options Portfolio	85.31%
Core Fixed Income Portfolio	8.46%

Of the dividends paid by the High Yield Municipal Portfolio, Short Term Tax Aware Fixed Income Portfolio and Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2018, 97.66%, 78.53% and 97.37%, respectively is tax-exempt for regular Federal income taxes.

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BOARD MEMBERS AND OFFICERS TABLE (Unaudited)

The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Funds”) and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified. The address of each Board member is c/o State Street Bank and Trust Company, 100 Summer Street, Floor 7, SUM0703, Boston, MA 02110, Attention: Fund Administration Legal Department.

Independent Directors/Trustees(1)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

H. Franklin Allen, Ph.D. Age: 62	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Professor of Finance and Economics and Director of the Brevan Howard Centre for Financial Analysis at Imperial College London (since 2014); Professor Emeritus of Finance, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993). Employed by The University of Pennsylvania (from 1980-2016).	20	None

William L. Cobb, Jr. Age: 71	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Vice Chairman, J.P. Morgan Investment Management (1994-1999).	20	Director, TCW Direct Lending LLC

Gail E. Keppler Age: 72	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.; Former Board member Cape May County Habitat for Humanity.	20	None

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BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

Harry Wong Age: 70	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009-2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003-2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003-2007).	20	None

(1)	Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.

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BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Directors/Trustees(2)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

Susan W. Catherwood(2) Age: 75	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001), Compensation Committee (since 1993) and Nominating Committee (since 2018), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and serves on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member and Chair, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania.	20	None

G. Thompson Pew, Jr.(2) Age: 76	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director (since 2013) of The Glenmede Corporation; Director, Member of the Relationship Oversight Committee, Private Equity/Real Estate Advisory Committee (until 2013), and the Compensation Committee, Chairman of the Nominating Committee (since 2018), Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	20	None

(2)

Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be “interested” Directors/Trustees of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

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BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Concluded)

Officers
Name, Address and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years

Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 67	President of the Funds since December 1997.	Managing Director and Chief Administrative Officer of Glenmede Trust. Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers
(2000-2006). Employed by Glenmede Trust since 1982

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 52	Executive Vice President of the Funds since December 1997.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.

Kent E. Weaver 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 51	Treasurer of the Funds since September 2015.	Director of Client Service of Glenmede Investment Management LP (since July 2015); Former Director of Client Service and Sales, Chief Compliance Officer of Philadelphia International Advisors, LP (2002-June 2015).

Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103- 6996 Age: 59	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Chris E. McGuire 1 Iron Street Boston, MA 02210 Age: 45	Assistant Treasurer of the Funds since December 2014.	Managing Director, State Street Bank and Trust Company (since 2007).

Eimile J. Moore 690 Taylor Road, Suite 210 Columbus, OH 43230 Age: 49	Chief Compliance Officer of the Funds since December 2017	Managing Director, Foreside Financial Services, LLC (since 2011); Vice President/Business Manager, JP Morgan Distribution Services, Inc. (2006-2011).

Bernard J. Brick 100 Summer Street, Floor 7 Boston, MA 02110 Age: 44	Assistant Secretary of the Funds since December 2013.	Vice President and Counsel, State Street Bank and Trust Company (2011-present).

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THE GLENMEDE PORTFOLIOS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds’ investment advisor and sub-advisor use to vote proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q are also available, upon request, by calling 1-800-442-8299 or at www.glenmedeim.com.

Boards of Directors/Trustees — Considerations Regarding Investment Advisory Agreements and Sub-Investment Advisory Agreement

At a meeting held on September 18, 2018, the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios (collectively, the “Boards”) renewed the Investment Advisory Agreements and Sub-Advisory Agreement for each Portfolio of the Funds that were expiring on October 31, 2018.

In determining whether to renew the Investment Advisory Agreements and Sub-Advisory Agreement (collectively, the “Agreements”), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards’ fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Advisor and Capital Guardian Trust Company (“Capital”), the sub-advisor to the High Yield Municipal Portfolio comparing the performance of each Portfolio it advises or sub-advises, as applicable, to the performance of its applicable benchmark index and relevant peer group; (3) a Broad-ridge Financial Solutions, Inc. (“Broadridge”) report comparing each Portfolio’s advisory fees, if any, and expenses to those of its relevant peer group; and (4) reports and presentations by representatives of the Advisor and Capital that described: (i) the nature, extent and quality of the Advisor’s services provided to its Portfolios; (ii) the nature, extent and quality of Capital’s sub-advisory services provided to the High Yield Municipal Portfolio; (iii) the experience and qualifications of the personnel providing those services; (iv) their organizational structures, financial information, insurance coverage and Forms ADV; (v) their investment philosophies and processes; (vi) their assets under management and client descriptions; (vii) the Advisor’s soft dollar commission policy, including information on the types of research and services obtained in connection with soft dollar commissions and the Advisor’s and Capital’s trade allocation policies; (viii) the current advisory fee arrangements with those Portfolios that charge advisory fees; (ix) the contractual fee and expense waivers in effect for the Quantitative U.S. Long/Short Equity Portfolio, Mid Cap Equity Portfolio, Quantitative International Equity Portfolio, Equity Income Portfolio, High Yield Municipal Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio; (x) the advisory fee arrangements with the Advisor’s other similarly managed clients, if any, and Capital’s affiliate’s similarly managed fund; (xi) their compliance processes and conflicts of interest assessments; (xii) the Advisor’s profitability analyses related to providing services to the Portfolios; (xiii) Capital’s assessment that since the High Yield Municipal Portfolio was a small portion of its assets under management and Capital’s overall profitability, that it would not be meaningful to extrapolate revenue and expenses on an individual fund or account basis; and (xiv) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees considered the written materials, the Advisor’s and Capital’s presentations, the Funds’ Chief Compliance Officer’s quarterly reports, and deliberated on the Agreements in light of this information together with information provided to the Directors/Trustees over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all- important or controlling.

The Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and Capital and their respective Agreements: the Advisor and Capital each has the capabilities, resources and personnel necessary to manage their respective Portfolio(s) and the Advisor has the capabilities, resources and personnel necessary to oversee the management of Capital as sub-advisor to the High Yield Municipal Portfolio; the Boards are satisfied with the quality of services provided by the Advisor in advising its Portfolios and Capital in sub-advising the High Yield Municipal Portfolio; the advisory fees for each Portfolio that pays an advisory fee are reasonable as compared to the fees paid by comparable mutual funds; the advisory fees are reasonable as compared to the Advisor’s similarly-managed separate account clients; and the sub-advisory fee is reasonable as compared to Capital’s affiliates’ other similarly-managed sub-advised mutual fund. The Glenmede Fund Board also concluded that the advisory fees charged by the Advisor are based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of exchange traded funds in which the Portfolios may invest.

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THE GLENMEDE PORTFOLIOS

(Unaudited) — (Concluded)

The Boards also concluded that based on the information provided, the total annual portfolio operating expenses paid by each Portfolio are reasonable. The Boards also concluded that the performance of the Portfolios are generally mixed as compared with their applicable benchmark indices and other mutual funds in their peer groups.

The Boards also concluded that the profit to the Advisor for advisory services to the Portfolios seems reasonable; and the Glenmede Fund Board concluded that Capital’s profitability for providing services to the High Yield Municipal Portfolio was not a material factor in determining whether or not to renew the Sub- Advisory Agreement for the High Yield Municipal Portfolio; and the benefits derived by the Advisor from managing the Portfolios, including how the Advisor uses soft dollars and selects brokers, and the ways in which it conducts portfolio transactions, seem reasonable. The Glenmede Board concluded that consideration of Capital’s use of soft dollars was not relevant because based on the information provided, Capital does not use soft dollars in sub-advising the High Yield Municipal Portfolio. The Boards noted that since the investment advisory fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios’ assets increase. With respect to its evaluation of the High Yield Municipal Portfolio’s sub-advisory fee, economies of scale were not considered relevant because the sub-advisory fee is paid by the Advisor, not the High Yield Municipal Portfolio nor its shareholders, and therefore has no impact on the High Yield Municipal Portfolio’s expense ratio.

Based upon each Board’s deliberations and evaluation of the information described above, the Directors/Trustees, including all of the Independent Directors/Trustees, determined that the terms of each Investment Advisory Agreement and the Sub-Advisory Agreement were reasonable and fair to the respective Portfolios and their shareholders.

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The Glenmede Fund, Inc. and The Glenmede Portfolios

Investment Advisor

Glenmede Investment Management LP

One Liberty Place

1650 Market Street, Suite 1200

Philadelphia, Pennsylvania 19103

Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, Pennsylvania 19103-6996

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Auditors

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Boston, MA 02210

Investment Sub-Advisor

(for High Yield Municipal Portfolio)

Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2018, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2018, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harry Wong, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,697 and $27,361 for the fiscal years ended October 31, 2017 and October 31, 2018, respectively.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2017 and October 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings and excise tax calculations were $4,710 and $5,020 for the fiscal years ended October 31, 2017 and October 31, 2018, respectively.

(d)

All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2017 and October 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees and services billed by the Registrant’s accountant for each of the last two fiscal years were $4,710 and $5,020 for the fiscal years ended October 31, 2017 and October 31, 2018, respectively, as described above.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350), are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE PORTFOLIOS

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts President (Principal Executive Officer)

Date	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts President (Principal Executive Officer)

Date	December 28, 2018

/s/ Kent E. Weaver
Kent E. Weaver Treasurer (Principal Financial Officer)

Date	December 28, 2018